[FRONT COVER]

Eaton Vance Investment Trust
For the Funds:

(bullet) EV Marathon Arizona Limited Maturity Tax Free Fund (bullet) EV Marathon California Limited Maturity Tax Free Fund (bullet) EV Marathon Connecticut Limited Maturity Tax Free Fund (bullet) EV Marathon Florida Limited Maturity Tax Free Fund (bullet) EV Marathon Massachusetts Limited Maturity Tax Free Fund (bullet) EV Marathon Michigan Limited Maturity Tax Free Fund (bullet) EV Marathon New Jersey Limited Maturity Tax Free Fund (bullet) EV Marathon New York Limited Maturity Tax Free Fund (bullet) EV Marathon North Carolina Limited Maturity Tax Free Fund (bullet) EV Marathon Ohio Limited Maturity Tax Free Fund
(bullet) EV Marathon Pennsylvania Limited Maturity Tax Free Fund (bullet) EV Marathon Virginia Limited Maturity Tax Free Fund

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                        Semi-Annual Shareholder Report
                              September 30, 1995

Information about your mutual fund investment

Results for
the six months                                                Fund's
ending                      Dividends                         distribution   Graphic        If your combined       The after-tax
September 30,               paid by Fund      NAV per share   rate at        outline        Federal & state        equivalent yield
1995                        (During period)   at 9/30/95      9/30/95        map of...      tax rate is...         would need is...
EV Marathon Arizona
Limited Maturity
Tax Free Fund                 $0.204         $10.38           3.90%          Arizona           40.42%              6.55%

EV Marathon California
Limited Maturity
Tax Free Fund                 $0.196         $10.12           3.83%          California        43.04%              6.72%

EV Marathon Connecticut
Limited Maturity
Tax Free Fund                 $0.184          $9.90           3.74%          Connecticut       33.88%              6.12%

EV Marathon Florida
Limited Maturity
Tax Free Fund                 $0.196         $10.29           3.77%          Florida           39.40%              6.22%

EV Marathon Massachusetts
Limited Maturity
Tax Free Fund                 $0.196         $10.16           3.67%          Massachusetts     43.68%              6.52%

EV Marathon Michigan
Limited Maturity
Tax Free Fund                 $0.187          $9.79           3.79%          Michigan          41.44%              6.47%

EV Marathon New Jersey
Limited Maturity
Tax Free Fund                 $0.194         $10.17           3.79%          New Jersey        40.21%              6.34%

EV Marathon New York
Limited Maturity
Tax Free Fund                 $0.196         $10.21           3.80%          New York          40.86%              6.43%

EV Marathon North Carolina
Limited Maturity
Tax Free Fund                 $0.204         $10.32           3.92%          North Carolina    40.96%              6.64%

EV Marathon Ohio
Limited Maturity
Tax Free Fund                 $0.190          $9.90           3.84%          Ohio              40.80%              6.49%

EV Marathon Pennsylvania
Limited Maturity
Tax Free Fund                 $0.200         $10.26           3.87%          Pennsylvania      45.33%              7.08%

EV Marathon Virginia
Limited Maturity
Tax Free Fund                 $0.204         $10.47           3.87%          Virginia          39.68%              6.42%


To Shareholders:

The global economy continues to demonstrate a pattern of slow growth with low inflation. The U.S. economy is no exception, as Gross Domestic Product should grow only modestly during 1995 at between 2% and 3%, with inflation of less than 3%. These characteristics bode well for all capital markets and particularly fixed-income markets, including municipal bonds.

Indeed, municipal bonds performed well during the first nine months of of 1995 by realizing strong capital appreciation as a result of this favorable investment environment. However, during this period, the tax-exempt market under-performed the taxable market because of concern about the potential passage of major tax reform (e.g., flat tax, value added tax or consumption tax) legislation.

Were major tax reform to become law, municipal bonds would probably be underperformers relative to taxable bonds because the current tax-advantaged status of municipal bonds likely would be eliminated.

However, for many reasons, we at Eaton Vance believe there is little chance of major tax reform legislation being enacted. For example, the inherent regressivity of the various flat tax proposals will provoke much opposition, as will proposals to eliminate such tax breaks as deductions for mortgage interest and state and local taxes. Also, such proposals could seriously depress entire sectors of the U.S. economy.

Accordingly, we view this recent underperformance by municipal bonds (because of fears of tax reform) as a potential buying opportunity. Municipal bonds could represent an attractive asset class at these current relative trading relationships, with the potential for future outperformance for those investors willing to adopt a patient, long-term investment horizon.

In addition, proposals are now circulating in both Congress and the White House to reduce the nation's budget deficit by severely cutting expenditures over the next decade. If enacted, such a concept would drastically reduce the federal government's borrowing needs and, as a result, would exert a meaningful downward influence on interest rates across the entire yield curve. All fixed-income instruments, including municipal bonds, would benefit.

We will continue to monitor changes in economic and political conditions and to pursue the goal of your Fund: to provide you with a competitive distribution of tax-free income from a portfolio of quality municipal bonds.+

Sincerely,

/s/  Thomas J. Fetter

Thomas J. Fetter
President
November 20, 1995

[Photo of Thomas J. Fetter]

+ A portion of the Portfolios' income could be subject to Federal alternative minimum tax.


[Bar chart]

Despite tax policy uncertainties,
tax-exempt bonds yield more
than 89% of Treasury yields

5.90%  30-yr. AA General Obligation(GO) Bonds*

9.21%  Taxable equivalent yield of investment
       for couple in 36% tax bracket

6.50%  30-yr Treasury Bonds

Principal and interest payments of Treasury securities are guaranteed by the U.S. government

*GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield.

Statistics as of September 30, 1995.

Past performance is no guarantee of future results.

Source: Bloomberg, L.P.
--------------------------------------------------------------------------------

Management Discussion

An interview with Raymond E. Hender, Vice President, and William H. Ahern, Vice President, Portfolio Managers of the Limited Maturity Tax Free Portfolios.

Q. Ray, how would you describe the market climate in recent months?

R.H.: The economy has given a lot of mixed signals in recent months, and that has added some uncertainty to the market. On one hand, the economy continues to expand a bit. On the other hand, there is evidence that the economy is reaching a mature phase. Consumers appear to have nearly exhausted their borrowing power, and auto and home sales have flagged somewhat. Importantly, inflation has remained in check, in the 2% range. With inflation posing little threat, we feel interest rates should be stable-to-modestly lower for the foreseeable future.

Q. What changes have you made to the Portfolios?

R.H.: The Portfolios' objective of seeking to maximize income while limiting net asset volatility has remained unchanged. We did, however, slightly alter the make-up of the Portfolios to take advantage of a changing market.

From a credit standpoint, we've added to our holdings of non-rated bonds, which should provide some new opportunities for the Portfolios. We've also positioned the Portfolios' investments more evenly along the yield curve to take advantage of a flatter curve. That's preferable to concentating on one area of the curve. In some cases, focusing on the short end alone results in minimizing income, while focusing on the long end may provide too much volatility. Given a flatter yield curve, we've been able to spread our investment to offer a measure of protection against getting caught at the wrong end.

With a more constructive outlook for the market, we were comfortable in slightly increasing the Portfolios' exposure to interest rate changes. Accordingly, we've sold bonds with the lowest book yield and lowest durations and slightly increased the Portfolios' average durations.

Finally, from a quality standpoint, the Portfolios have maintained an average rating of AA. While the rating mix within the Portfolios is changing, our credit standards remain the same.

Q. Bill, what is the advantage of investing in non-rated bonds?

W.A.: Non-rated bonds may provide some unusual opportunties for investors. Eaton Vance has added to its analytical staff in recent months and has thereby enhanced its research capabilities. We can now provide the intensive research and constant monitoring that non-rated issues demand. In addition to providing opportunities to enhance the Portfolios' yields, investing in non-rated bonds represents a further diversification of the Portfolios. For example, insured issues -- which now represent 40% of the market -- are insured by only five major insurance companies. By including bonds with so-called "stand-alone ratings" -- those without third-party ratings -- we are diversifying away from these monoline insurers. I think that's a positive development for the Portfolios.

Q. What changes have you made from a sector standpoint?

W.A.: As just mentioned, we've lightened up on the insured sector a bit. We've also somewhat reduced the Portfolios' exposure to solid waste bonds and electric utilities. Finally, we have become more selective with respect to hospitals and the healthcare sector.

The solid waste sector tends to be very project-specific. Recent court rulings have eliminated floor supports for some of these projects, so there will be winners and losers in the resource recovery field. We're focusing on projects we believe will benefit from these rulings. In the electric utility sector, the onset of wholesale wheeling has reduced the credit quality of some utilities, as large customers choose less costly alternatives.


[Photo of Raymond E. Hender]

Raymond E. Hender

Q. Why have you been reducing your hospital exposure?

R.H.: The hospital sector has become more competitive with shifting demographics and rising pressure to reduce health care costs. In a tougher competitive environment, some hospitals will emerge with a larger market share, while others will face a bleak future. We've tried to focus on those hospitals and alternative health care facilities, such as assisted living centers, that will be among the beneficiaries of the newly competitive climate.

Q. What kind of hospitals are you looking at?

W.A.: We look for hospitals that have especially favorable demographics. Others may have a unique market niche, such as rehabilitation or organ transplants. Finally, we look for hospitals that have formed strategic alliances with health maintenace organizations (HMOs). It's clear that HMOs represent the wave of the future for health care. The hospitals that have formed these alliances, or have merged with other institutions, have managed to sharply reduce their cost structures. As a result, we believe they can deliver health care more efficiently.

Q. Earlier you mentioned maintaining strict credit standards. Could you expand a bit on that theme?

R.H.: Certainly. At Eaton Vance, we have established very rigorous credit standards. We follow a credit- intensive approach and monitor issuers very closely for any change in their creditworthiness. We try to detect early any sign of deteriorating conditions that might adversely affect an issuer's cash flows or compromise its ability to comfortably meet interest payments. Unless a bond issuer can meet our strict credit criteria, we reject it as a candidate for investment and direct our investments elsewhere. That is true regardless of the market climate.

Q. We keep hearing about the proposals for a flat tax. Are they likely to pass in your view?

W.A.: At first blush, the flat tax is very appealing to voters. Who, after all, doesn't like the idea of lower tax rates? However, the closer people look at these proposals and their likely ramifications, the less enthusiastic they become. The dimensions of such large scale changes in the tax code are far-reaching. Such changes would affect many special interests, not to mention the possibility of eliminating the deductibility of mortgage interest. Moreover, by reducing the attractiveness of tax-free bonds, such legislation would compromise the ability of states and municipalities to raise money for much-needed projects such as health care facilities, roads, and infrastructure repairs. In my view, that simply will not be tolerated by the American public. While it's very likely that tax reform will pass in some form, municipal bonds will likely retain their tax-advantaged status.

Q. Looking ahead, what is your outlook for the market?

R.H.: Because of investors' flat tax concerns -- which are greatly exaggerated in my view -- the municipal market has lagged the Treasury market in 1995. But 10-year municipal bonds still offer yields that are nearly 83% of 30-year muni yields, according to Bloomberg Financial. As we noted earlier, the economy shows signs of maturing, usually a favorable time to consider bonds. And, a flat yield curve typically signals value in the intermediate range. If the Federal Reserve chooses to lower interest rates, as has been rumored for many months, the outlook for bonds could improve further. Naturally, past trends don't always provide a clue to future performance. But, in my view, fixed-income investors who want to limit their volatility while enjoying a competitive level of tax-free income, should consider the intermediate-term market.

[Photo of William H. Ahern]

William H. Ahern

================================================================================
EV Marathon Arizona Limited Maturity Tax Free Fund

Arizona's economic growth has slowed in recent months but has nevertheless remained well ahead of the rest of the nation. The state's unemployment rate hovered near 5% during the first quarter of 1995 -- one full percentage point lower than a year earlier -- before rising to 5.5% at mid-year due to weakness in the construction industry. Most of the job growth has centered on the service sectors -- including finance, banking, and healthcare -- which support the state's large population of retirees. Arizona remains in sound financial condition. The state's general fund balance was boosted by cost cuts and strong tax revenue gains in fiscal 1994 and 1995. However, scheduled tax cuts for 1996 and 1997 will produce a financial challenge for the state if the economy slows significantly.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of Arizona]

  Number of issues               30
  Average quality                AA
  Investment grade              100%
  Effective maturity           5.79 yrs.

Largest sectors:
  General obligations          23.5%
  Escrowed/prerefunded         22.1
  Insured general obligations  17.0*
  Insured education            11.5*
  Special tax revenue           7.1

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

================================================================================
EV Marathon California Limited Maturity Tax Free Fund

The California economy continued to grow in 1995 as job creation gathered new momentum. The state's unemployment rate dipped below 8% for the first time since 1991. While the jobless rate remains well above the national level, the trend is nonetheless encouraging. Most job growth centered on the services industries. Total manufacturing employment was largely unchanged, although losses continued in the aircraft and defense industries. Trade remains a strong suit for California, as exports rose 15% in 1994 to $81 billion. Trade with the newly emerging markets of Taiwan, Korea, and Singapore accounts for an increasing share of that growth. The state's strength in electronics, industrial machinery, and computers suggest an improving outlook for foreign trade.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of California]

  Number of issues              49
  Average quality               AA
  Investment grade             100%
  Effective maturity          5.98 yrs.

Largest sectors:
  Escrowed/prerefunded        19.1%
  General obligation          13.5
  Electric utilities           9.3
  Insured electric utilities   6.1*
  Housing                      5.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.
================================================================================
EV Marathon Connecticut Limited Maturity Tax Free Fund

The economy in Connecticut is beginning to regain its luster. Economic indicators such as job growth and personal income continue to strengthen from their late 1980's bout with layoffs. The state's deep recession led to major job losses in industries such as finance, real estate, insurance and defense, which were hard-hit by industry restructurings, and shrinking government appropriations. Together, those setbacks eroded the state's economic base. However, while the employment outlook for those industries remains relatively weak, job gains in construction, service, trade, health care and tourism have partially offset those losses and have helped put the state on the road to recovery. Connecticut has a long history of conservative financial management and is steadily moving to improve its financial picture.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of Connecticut]

  Number of issues              34
  Average quality               AA-
  Investment grade             100%
  Effective maturity          5.78 yrs.

Largest sectors:
  General obligations         20.8%
  Insured hospitals           15.2*
  Housing                      8.9
  Insured general obligations  7.7*
  Insured special tax          7.2*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

================================================================================
EV Marathon Florida Limited Maturity Tax Free Fund

The Florida economy has been slightly weaker than expected in 1995, as job growth has slowed and income growth has leveled off. Current state forecasts call for per capita income to grow 6.5% in 1995, following a 7.4% rise in 1994. The slowdown reflects a slightly slower growth in population, which is expected to rise by 1.8% in 1995. An increase in tourism has been generally offset by a decline in residential construction spending of $200 million in the first six months of the year. Single family home construction has been hurt by a bias toward less costly multi-family projects. Commercial construction, on the other hand, has risen $80 million above state forecasts. Predictably, given the state's large retirement and tourist-based economy, service industry job growth continues at a fast pace.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of Florida]

  Number of issues             83
  Average quality              AA
  Investment grade             98.9%
  Effective maturity           5.82 yrs.

Largest sectors:
  Escrowed/prerefunded         22.8%
  General obligations          13.2
  Insured hospitals             8.7*
  Insured transportation        8.2*
  Utilities                     7.1

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.
================================================================================
EV Marathon Massachusetts Limited Maturity Tax Free Fund

Massachusetts' employment levels have climbed sharply in recent years, recovering roughly 60% of the jobs lost in the last recession. Recent jobless rates have remained at or below the national rate, and personal income growth continues to accelerate. Growth has been especially impressive in the high technology and financial sectors. In addition, the Commonwealth has greatly improved its financial position. As a result, Massachusetts now enjoys enhanced liquidity and more leeway with respect to operations and should record a modest surplus in the current fiscal year. Reflecting that progress, the Commonwealth's debt ratings have been upgraded to A1 and A+. The Weld administration has recently initiated efforts to control social spending. While opening a thorny political issue, the move could result in further fiscal improvements in the future.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of Massachusetts]

  Number of issues              77
  Average quality               AA
  Investment grade            98.3%
  Effective maturity          5.74 yrs.

Largest sectors:
  Escrowed/prerefunded        21.4%
  Insured general obligations 13.1*
  Hospitals                   10.6
  General obligations          9.5
  Education                    7.4

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.
================================================================================
EV Marathon Michigan Limited Maturity Tax Free Fund

Michigan's economy has remained on the upswing in 1995, as the retail, construction, and manufacturing sectors each continued to post good results. Motor vehicle sales, while below 1994's blistering 8.5% growth rate, continue at an annual rate well above 15 million units.The state's wage and salary levels rose slightly from last year, with construction employment especially robust, registering a 12% gain. Michigan's tax revenues are running well above last year's, with most of the revenue increase the result of strong growth in income, single-business, and use taxes. As a result of cost containment measures, tax and educational funding reforms, strong personal income growth and tax revenue growth, Michigan's financial picture has brightened.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of Michigan]

  Number of issues               30
  Average quality                AA-
  Investment grade              100%
  Effective maturity           6.00 yrs.

Largest sectors:
  Insured general obligations  16.1%*
  General obligations           14.7
  Hospitals                     10.4
  Special tax revenue           10.2
  Water & sewer revenue          8.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment. 7

================================================================================
EV Marathon New Jersey Limited Maturity Tax Free Fund

The New Jersey economy has reflected the slower activity of the national scene.The state's unemployment rate stood at 6.8%, significantly above the national rate. On a more positive note, the service sector continued to add jobs. More than two-thirds of the 52,000 private sector jobs created in the past year were generated by the business, management, engineering, retailing, food services, and health care.While housing starts were depressed, outlays for commercial construction and public works projects remained fairly strong. New Jersey has benefited from its increasingly well-managed financial operations and a strong display of fiscal prudence. Implementing stricter cost controls and reductions in expenditures, New Jersey is providing a model for other states hoping to control social spending.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of New Jersey]

  Number of issues              78
  Average quality               AA
  Investment grade            99.6%
  Effective maturity          6.62 yrs.

Largest sectors:
  General obligations         13.3%
  Housing                     13.1
  Transportation              12.9
  Insured general obligations 11.8*
  Insured transportation       8.5*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

================================================================================
EV Marathon New York Limited Maturity Tax Free Fund

The state economy has suffered from cutbacks in key industries, with job growth remaining flat. Moreover, New York is nearing a critical juncture, facing rising social costs at a time when the administration is proposing tax cuts. Governor Pataki's goal of matching spending to ongoing revenue resources is positive for the state's long-term credit standing but may produce near-term turmoil. The 1996-97 budget talks are likely to be especially contentious given the need to balance tax reductions with spending cuts. The state anxiously awaits the outcome of the Medicaid funding debate in Congress, given its $10 billion Medicaid bill. New Yorkers also face the issue of debt reform, which, if passed by voters, could lead to a more responsible borrowing process.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of New York]

  Number of issues             81
  Average quality              AA
  Investment grade            100%
  Effective maturity         5.73 yrs.

Largest sectors:
  Escrowed/prerefunded       15.5%
  Education                   9.5
  Insured transportation      8.6*
  Special tax revenue         8.5
  General obligations         8.1

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.
================================================================================
EV Marathon North Carolina Limited Maturity Tax Free Fund

North Carolina's personal income growth has outstripped that of the nation as a whole in recent years. Unemployment remains in the 4% range, well below the national rate. Employment gains have been especially strong in the construction industry, services, trade, and finance and real estate industries. The manufacturing sector has also grown, although at a less robust pace, with jobs created in non-durable manufacturing, including textiles, machinery, and furniture. North Carolina continues to rely significantly on the manufacturing sector, which makes the state more vulnerable to changes in the economic cycle than other states. Never-theless, the state has an expanding services economy and is attractive to business and tourists. With its conservative approach to its finances and low debt burden, North Carolina continues to merit its AAA rating.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of North Carolina]

  Number of issues               21
  Average quality                AA
  Investment grade             95.6%
  Effective maturity           6.66 yrs.

Largest sectors:
  General obligations          47.1%
  Insured general obligations  15.6*
  Housing                      10.7
  Water & sewer                 4.7
  Lease revenue/COP             4.5

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

================================================================================
EV Marathon Ohio Limited Maturity Tax Free Fund

The Ohio job market remained strong in 1995. The state's 5.2% unemployment rate in September was ranked third lowest among the eleven largest states. Orders for durable goods remained robust, providing a boost to the state's manufacturing sector. Demand for automobiles, auto parts, and aircraft equipment was particularly strong. And the state's manufacturing sector remains a major beneficiary of foreign demand. While personal income tax receipts were running slightly below estimates for the year, corporate tax receipts were significantly higher than expected. Moreover, the Ohio financial outlook remains encouraging, helped by a tightening of the pursestrings with regard to social spending and a generally optimistic economic outlook.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of Ohio]

  Number of issues                 40
  Average quality                  AA-
  Investment grade               91.9%
  Effective maturity             6.97 yrs.

Largest sectors:
  Insured general obligations    23.5%*
  General obligations            16.7
  Health care                     8.5
  Water & sewer revenue           8.2
  Industrial development revenue  8.1

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.
================================================================================
EV Marathon Pennsylvania Limited Maturity Tax Free Fund

The Pennsylvania economy continues to improve, with the service sector accounting for nearly two-thirds of the state's job gains, with health services and social services pacing the gains. Durable goods manufacturing also added significantly to job growth, led by metals and industrial machinery. Pennsylvania has now posted three consecutive years with surplus operations. That marks a significant departure from the early 1990s, when a declining cyclical economy and rising social costs wreaked havoc with the state's finances. Importantly, with an improved economic mix, Pennsylvania's fiscal outlook has benefited from a tax package implemented in 1991, as well as from stricter cost controls and an improving revenue base resulting from a stronger economy.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of Pennsylvania]

  Number of issues               84
  Average quality                AA
  Investment grade             96.7%
  Effective maturity           6.01 yrs.

Largest sectors:
  Escrowed/prerefunded         23.2%
  Hospitals                    11.7
  Insured hospitals             9.6*
  Insured general obligations   7.5*
  Insured education             5.7*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

================================================================================
EV Marathon Virginia Limited Maturity Tax Free Fund

The Virginia economy has countered the slowing trend on the national scene in 1995 with signs of further growth. State employment figures reached record levels early in the year, while unemployment fell to its lowest rate in five years. The service sector was the major provider of new jobs, while the manufacturing sector, despite cuts in the defense industry, made a strong rebound. The defense sector nonetheless remains a critical source of employment in the Commonwealth. Virginia is home to 8% of all military personnel in the U.S. and 12% of all civilian military jobs. Meanwhile, Virginia continues to keep its fiscal house in order. Having engineered spending cuts and maintained low debt, Virginia continues to earn a triple-A credit rating from the major ratings agencies.
-------------------------------
Portfolio Overview

Based on market value as of September 30, 1995

[Silhouette map of Virginia]

  Number of issues                   27
  Average quality                    AA
  Investment grade                  100%
  Effective maturity               6.22 yrs.

Largest sectors:
  General obligations              27.6%
  Escrowed/prerefunded             19.8
  Industrial development revenue   10.8
  Water & sewer revenue             7.0
  Insured lease revenue/COP         6.9*

* Private insurance does not remove the risk of loss of principal due to changes in market conditions that is associated with this investment.

                  EV Marathon Limited Maturity Tax Free Funds
                             Financial Statements

                     Statements of Assets and Liabilities

                        September 30, 1995 (Unaudited)

                               Marathon      Marathon      Marathon     Marathon      Marathon
                               Arizona      California   Connecticut     Florida   Massachusetts     Marathon
                               Limited       Limited       Limited       Limited       Limited       Michigan
                                 Fund          Fund          Fund         Fund          Fund       Limited Fund
                              ----------    ----------    ----------    ----------    ----------   ------------
Assets:
 Investments -
  Identified cost              $483,028    $60,682,468   $14,595,531  $129,264,900  $103,494,596    $22,009,876
  Unrealized appreciation        21,838      1,942,167       364,169     4,826,396     2,580,208        871,784
                                --------      --------      --------      --------      --------      ----------
 Total investment in
  Portfolio, at value
   (Note 1A)                   $504,866    $62,624,635   $14,959,700  $134,091,296  $106,074,804    $22,881,660
 Receivable for Fund
  shares sold                        --             --            --         5,621        10,355             --
 Receivable from the
  Administrator
   (Note 4)                      13,450             --            --            --            --             --
 Deferred organization
  expenses (Note 1D)              2,767         10,111        10,440        12,637        11,253         11,342
                                --------      --------      --------      --------      --------      ----------
   Total assets                $521,083    $62,634,746   $14,970,140  $134,109,554  $106,096,412    $22,893,002
                                --------      --------      --------      --------      --------      ----------

Liabilities:
 Dividends payable             $    830    $    99,011   $    23,053  $    209,379  $    160,201    $    35,815
 Payable for Fund shares
  redeemed                           --         20,718           124       398,018       280,942        188,856
 Payable to affiliates -
  Trustees' fees                     --            427            43           853           853             43
  Custodian fee                      84            258            84           534           438             97
 Accrued expenses                 2,282         15,971         4,509        36,102        29,543          9,898
                                --------      --------      --------      --------      --------      ----------
   Total liabilities           $  3,196    $   136,385   $    27,813  $    644,886  $    471,977    $   234,709
                                --------      --------      --------      --------      --------      ----------
Net Assets                     $517,887    $62,498,361   $14,942,327  $133,464,668  $105,624,435    $22,658,293
                                ========      ========      ========      ========      ========      ==========

Sources of Net Assets:
 Paid-in capital               $500,870    $63,798,208   $15,097,942  $132,943,662  $105,881,464    $23,251,360
 Accumulated net realized
  loss on investment and
  financial futures
  transactions (computed
  on the basis of
  identified cost)               (4,811)    (3,094,561)     (565,731)   (4,003,167)   (2,563,949)    (1,452,079)
 Accumulated undistributed
  (distributions in excess
  of) net investment
  income                            (10)      (147,453)       45,947      (302,223)     (273,288)       (12,772)
 Unrealized appreciation
  of investments from
  Portfolio (computed on
  the basis of identified
  cost)                          21,838      1,942,167       364,169     4,826,396     2,580,208        871,784
                                --------      --------      --------      --------      --------      ----------
   Total                       $517,887    $62,498,361   $14,942,327  $133,464,668  $105,624,435    $22,658,293
                                ========      ========      ========      ========      ========      ==========

Shares of Beneficial
  Interest Outstanding
   (Class I)                     49,879      6,176,640     1,509,089    12,973,683    10,400,256      2,314,092
                                ========      ========      ========      ========      ========      ==========

Net Asset Value, Offering
  Price and Redemption
  Price Per Share (net
  assets / shares of
  beneficial interest
  outstanding) (Note 6)           $10.38        $10.12         $9.90        $10.29        $10.16          $9.79
                                ========      ========      ========      ========      ========      ==========

                      See notes to financial statements

                      Statement of Assets and Liabilities

                        September 30, 1995 (Unaudited)

                                                           Marathon
                               Marathon      Marathon       North        Marathon      Marathon
                              New Jersey     New York      Carolina        Ohio      Pennsylvania     Marathon
                               Limited       Limited       Limited        Limited       Limited       Virginia
                                 Fund          Fund          Fund          Fund          Fund       Limited Fund
                              ----------     ----------    ----------    ----------    ----------   ------------
Assets:
 Investments -
  Identified cost            $84,598,665  $148,689,809     $174,612    $32,329,557    $92,658,567     $204,875
  Unrealized appreciation      2,473,278     2,838,851        4,985        980,681      2,881,211        5,380
                               ---------     ---------     ---------     ---------     ---------       ----------
 Total investment in
  Portfolio, at value
   (Note 1A)                 $87,071,943  $151,528,660     $179,597    $33,310,238    $95,539,778     $210,255
 Receivable for Fund
  shares sold                     49,919       113,657           --            175         53,996           --
 Receivable from the
  Administrator
   (Note 4)                           --            --       13,082             --             --       13,054
 Deferred organization
  expenses (Note 1D)              11,156        12,514        5,064          9,957         11,646        3,132
                               ---------     ---------     ---------     ---------     ---------       ----------
   Total assets              $87,133,018  $151,654,831     $197,743    $33,320,370    $95,605,420     $226,441
                               ---------     ---------     ---------     ---------     ---------       ----------

Liabilities:
 Dividends payable           $   135,520  $    237,477     $    310    $    52,467    $   152,090     $    355
 Payable for Fund shares
  redeemed                        92,757       219,475           --          9,582        248,096           --
 Payable to affiliates -
  Trustees' fees                     427           853           --             43            427           --
  Custodian fee                       --           587           --            138             --           62
 Accrued expenses                 25,032        43,887        4,805         11,647         26,941        2,534
                               ---------     ---------     ---------     ---------     ---------       ----------
   Total liabilities         $   253,736  $    502,279     $  5,115    $    73,877    $   427,554     $  2,951
                               ---------     ---------     ---------     ---------     ---------       ----------
Net Assets                   $86,879,282  $151,152,552     $192,628    $33,246,493    $95,177,866     $223,490
                               =========     =========     =========     =========     =========       ==========

Sources of Net Assets:
 Paid-in capital             $87,397,462  $152,052,115     $188,664    $33,812,602    $95,008,623     $218,483
 Accumulated net realized
  gain (loss) on
  investment and financial
  futures transactions
  (computed on the basis
  of identified cost)         (2,808,297)   (3,334,024)           3     (1,622,855)    (2,476,309)         (32)
 Accumulated undistributed
  (distributions  in
  excess of) net
  investment income             (183,161)     (404,390)      (1,024)        76,065       (235,659)        (341)
 Unrealized appreciation
  of investments  from
  Portfolio (computed on
  the basis of identified
  cost)                        2,473,278     2,838,851        4,985        980,681      2,881,211        5,380
                               ---------     ---------     ---------     ---------     ---------       ----------
   Total                     $86,879,282  $151,152,552     $192,628    $33,246,493    $95,177,866     $223,490
                               =========     =========     =========     =========     =========       ==========

Shares of Beneficial
  Interest Outstanding
   (Class I)                   8,539,925    14,798,385       18,657      3,357,441      9,275,144       21,345
                               =========     =========     =========     =========     =========       ==========

Net Asset Value, Offering
  Price and Redemption
  Price Per Share (net
  assets / shares of
  beneficial interest
  outstanding) (Note 6)           $10.17        $10.21        $10.32         $9.90         $10.26         $10.47
                               =========     =========     =========     =========     =========       ==========

                      See notes to financial statements

                            Statements of Operations

               Six Months Ended September 30, 1995 (Unaudited)

                               Marathon       Marathon     Marathon      Marathon      Marathon
                                Arizona      California   Connecticut     Florida   Massachusetts     Marathon
                                Limited       Limited       Limited       Limited       Limited       Michigan
                                 Fund           Fund         Fund          Fund          Fund       Limited Fund
                             -----------     ----------    ----------    ----------    ----------   ------------
Investment Income (Note
  1B):
 Interest income allocated
  from Portfolio                $13,701      $1,852,981    $403,363     $3,764,435    $2,916,451     $ 691,544
 Expenses allocated from
  Portfolio                          --        (192,600)    (27,008)      (397,825)     (306,522)      (85,026)
                                ---------      --------      --------      --------      --------      ----------
  Net investment income
  from Portfolio                $13,701      $1,660,381    $376,355     $3,366,610    $2,609,929     $ 606,518
                                ---------      --------      --------      --------      --------      ----------
 Expenses -
  Compensation of Trustees
    not members of the
    Administrator's
    organization                $    --      $    1,138    $     83     $    1,684    $    1,684     $      83
  Distribution costs
    (Note 5)                      1,929         289,656      62,426        598,339       470,015       102,304
  Custodian fee (Note 4)          1,319           2,714       1,316          7,089         5,916         1,382
  Transfer and dividend
   disbursing agent fees            202          20,283       6,079         50,970        31,596        10,085
  Printing and postage            6,259           9,804       5,130         16,505        14,048         6,381
  Legal and accounting
   services                       4,685          11,171       7,956         12,214        11,360         9,566
  Registration costs                825             500          --          2,100         1,000         1,100
  Amortization of
   organization expenses
   (Note 1D)                        339           3,053       2,038          3,817         3,365         2,020
  Miscellaneous                   1,481           7,895       1,858          8,299        16,747         2,478
                                ---------      --------      --------      --------      --------      ----------
   Total expenses               $17,039      $  346,214    $ 86,886     $  701,017    $  555,731     $ 135,399
                                ---------      --------      --------      --------      --------      ----------
  Deduct preliminary
    allocation of expenses
    to the Administator
    (Note 4)                    $13,450      $       --    $     --     $       --    $       --     $      --
  Deduct reduction of
    custodian fees (Note 4)          44              --          --             --            --            --
                                ---------      --------      --------      --------      --------      ----------
    Total                       $13,494      $  346,214    $ 86,886     $  701,017    $  555,731     $ 135,399
                                ---------      --------      --------      --------      --------      ----------
     Net expenses               $ 3,545      $  346,214    $ 86,886     $  701,017    $  555,731     $ 135,399
                                ---------      --------      --------      --------      --------      ----------
      Net investment
       income                   $10,156      $1,314,167    $289,469     $2,665,593    $2,054,198     $ 471,119
                                ---------      --------      --------      --------      --------      ----------
Realized and Unrealized
  Gain (Loss) on
  Investments:
 Net realized gain (loss)
  from Portfolio -
  Investment transactions
   (identified cost basis)      $   217      $  231,433    $  9,394     $   (8,158)   $  (37,836)    $  75,599
  Financial futures
    contracts                    (5,020)       (355,663)    (71,069)      (730,809)     (547,329)     (129,101)
                                ---------      --------      --------      --------      --------      ----------
   Net realized loss            $(4,803)     $ (124,230)   $(61,675)    $ (738,967)   $ (585,165)    $ (53,502)
 Change in unrealized
  appreciation of
   investments                   11,576       1,324,661     396,115      3,738,689     2,620,751       462,969
                                ---------      --------      --------      --------      --------      ----------
    Net realized and
     unrealized gain            $ 6,773      $1,200,431    $334,440     $2,999,722    $2,035,586     $ 409,467
                                ---------      --------      --------      --------      --------      ----------
     Net increase in net
      assets from
      operations                $16,929      $2,514,598    $623,909     $5,665,315    $4,089,784     $ 880,586
                                =========      ========      ========      ========      ========      ==========

                      See notes to financial statements

                            Statements of Operations

               Six Months Ended September 30, 1995 (Unaudited)

                                                           Marathon
                               Marathon      Marathon       North        Marathon      Marathon
                              New Jersey     New York      Carolina        Ohio      Pennsylvania     Marathon
                               Limited       Limited       Limited        Limited       Limited       Virginia
                                 Fund          Fund          Fund          Fund          Fund       Limited Fund
                              ----------    ----------   -----------     ----------    ----------   ------------
Investment Income (Note
  1B):
 Interest income allocated
  from Portfolio              $2,411,826    $4,168,283     $ 3,312      $  952,160    $2,662,342      $ 4,278
 Expenses allocated from
  Portfolio                     (253,912)     (426,329)         --        (111,280)     (282,781)          --
                                --------      --------      ---------      --------      --------      ----------
  Net investment income
  from Portfolio              $2,157,914    $3,741,954     $ 3,312      $  840,880    $2,379,561      $ 4,278
                                --------      --------      ---------      --------      --------      ----------
 Expenses -
  Compensation of Trustees
    not members of the
    Administrator's
    organization              $      843    $    3,339     $    --      $       83    $    1,258      $   264
  Distribution costs
    (Note 5)                     385,783       680,390         657         137,536       424,681          738
  Custodian fee (Note 4)           3,944         6,515       1,303           2,174         4,266        1,458
  Transfer and dividend
    disbursing agent fees         22,654        56,831          65          12,181        40,373           74
  Printing and postage             3,415        19,069       6,268           6,852        14,201        6,974
  Legal and accounting
    services                      10,872        12,426       3,525           9,248        12,007        3,566
  Registration costs                  --         1,125          --           1,100            --           --
  Amortization of
    organization expenses
    (Note 1D)                      3,354         3,781         609           2,009         3,497          381
  Miscellaneous                   20,641        10,086       2,093           2,948         6,120          956
                                --------      --------      ---------      --------      --------      ----------
   Total expenses             $  451,506    $  793,562     $14,520      $  174,131    $  506,403      $14,411
                                --------      --------      ---------      --------      --------      ----------
  Deduct preliminary
    allocation of expenses
    to the Administator
    (Note 4)                  $       --    $       --     $13,082      $       --    $       --      $13,054
  Deduct reduction of
    custodian fees
    (Note 4)                          --            --         781              --            --          617
                                --------      --------      ---------      --------      --------      ----------
    Total                     $  451,506    $  793,562     $13,863      $  174,131    $  506,403      $13,671
                                --------      --------      ---------      --------      --------      ----------
     Net expenses             $  451,506    $  793,562     $   657      $  174,131    $  506,403      $   740
                                --------      --------      ---------      --------      --------      ----------
      Net investment
       income                 $1,706,408    $2,948,392     $ 2,655      $  666,749    $1,873,158      $ 3,538
                                --------      --------      ---------      --------      --------      ----------
Realized and Unrealized
  Gain (Loss) on
  Investments:
 Net realized gain (loss)
  from Portfolio -
  Investment transactions
    (identified cost
    basis)                    $  (23,812)   $  258,799     $    --      $  202,289    $ (289,213)     $    --
  Financial futures
    contracts                   (452,441)     (802,571)         --        (172,848)     (502,466)          --
                                --------      --------      ---------      --------      --------      ----------
   Net realized gain
     (loss)                   $ (476,253)   $ (543,772)    $    --      $   29,441    $ (791,679)     $    --
 Change in unrealized
   appreciation of
   investments                 1,846,231     3,604,121       2,489         545,508     2,524,958        2,669
                                --------      --------      ---------      --------      --------      ----------
    Net realized and
     unrealized gain          $1,369,978    $3,060,349     $ 2,489      $  574,949    $1,733,279      $ 2,669
                                --------      --------      ---------      --------      --------      ----------
     Net increase in net
      assets from
      operations              $3,076,386    $6,008,741     $ 5,144      $1,241,698    $3,606,437      $ 6,207
                                ========      ========      =========      ========      ========      ==========

                      See notes to financial statements

                      Statements of Changes in Net Assets

               Six Months Ended September 30, 1995 (Unaudited)

                              Marathon      Marathon     Marathon       Marathon       Marathon      Marathon
                               Arizona    California   Connecticut       Florida   Massachusetts     Michigan
                               Limited      Limited      Limited         Limited       Limited        Limited
                                Fund          Fund         Fund           Fund           Fund          Fund
                              ---------     ---------    ---------      ----------   -----------    -----------
Increase (Decrease) in Net
  Assets:
 From operations -
  Net investment income       $ 10,156  $  1,314,167   $   289,469   $  2,665,593   $  2,054,198    $   471,119
  Net realized loss on
    investments                 (4,803)     (124,230)      (61,675)       (738,967)     (585,165)       (53,502)
  Change in unrealized
    appreciation of
    investments                 11,576     1,324,661       396,115      3,738,689      2,620,751        462,969
                               --------     --------     --------         --------     ---------      ---------
   Net increase in net
    assets from operations    $ 16,929  $  2,514,598   $   623,909   $  5,665,315   $  4,089,784    $   880,586
                               --------     --------     --------         --------     ---------      ---------
 Distributions to
  shareholders (Note 2) -
   From net investment
    income                    $(10,106) $ (1,314,167)  $  (288,328)   $ (2,665,593) $ (2,054,198)   $  (471,119)
  In excess of net
   investment income                --       (19,447)           --        (49,418)       (78,877)          (243)
                               --------     --------     --------         --------     ---------      ---------
   Total distributions to
     shareholders             $(10,106) $ (1,333,614)  $  (288,328)   $ (2,715,011) $ (2,133,075)   $  (471,362)
                               --------     --------     --------         --------     ---------      ---------
 Transactions in shares of
  beneficial interest
  (Note 3) -
  Proceeds from sales of
   shares                     $ 50,063  $    373,400   $   514,179   $  3,241,845   $  1,594,251    $   278,163
  Net asset value of
   shares issued to
   shareholders in payment
   of distributions
   declared                      8,856       644,807       188,260      1,293,910      1,249,903        274,450
  Cost of shares redeemed      (46,543)  (13,557,676)   (1,708,604)    (23,602,823)  (12,514,606)    (4,351,779)
                               --------     --------     --------         --------     ---------      ---------
   Increase (decrease) in
     net assets from Fund
     share transactions       $ 12,376  $(12,539,469)  $(1,006,165)   $(19,067,068) $ (9,670,452)   $(3,799,166)
                               --------     --------     --------         --------     ---------      ---------
    Net increase
     (decrease) in net
     assets                   $ 19,199  $(11,358,485)  $  (670,584)   $(16,116,764) $ (7,713,743)   $(3,389,942)

Net Assets:
 At beginning of period        498,688    73,856,846    15,612,911    149,581,432    113,338,178     26,048,235
                               --------     --------     --------         --------     ---------      ---------
 At end of period             $517,887  $ 62,498,361   $14,942,327   $133,464,668   $105,624,435    $22,658,293
                               ========     ========     ========         ========     =========      =========

Accumulated undistributed
  (distributions in excess
  of) net investment
  income included in net
  assets at end of period     $    (10) $   (147,453)  $    45,947   $   (302,223)  $   (273,288)   $   (12,772)
                               ========     ========     ========         ========     =========      =========

                      See notes to financial statements

                      Statements of Changes in Net Assets

               Six Months Ended September 30, 1995 (Unaudited)

                                                           Marathon
                               Marathon      Marathon       North       Marathon      Marathon
                              New Jersey     New York      Carolina       Ohio      Pennsylvania     Marathon
                               Limited       Limited       Limited       Limited       Limited       Virginia
                                 Fund          Fund          Fund         Fund          Fund       Limited Fund
                              ----------    ----------    ----------    ----------    ----------   ------------
Increase (Decrease) in Net
  Assets:
  From operations -
  Net investment income      $ 1,706,408  $  2,948,392     $  2,655    $   666,749  $  1,873,158     $  3,538
  Net realized gain (loss)
    on investments              (476,253)     (543,772)          --         29,441      (791,679)          --
  Change in unrealized
    appreciation of
    investments                1,846,231     3,604,121        2,489        545,508     2,524,958        2,669
                                --------      --------      --------      --------      --------      ----------
   Net increase in net
     assets from
     operations              $ 3,076,386  $  6,008,741     $  5,144    $ 1,241,698  $  3,606,437     $  6,207
                                --------      --------      --------      --------      --------      ----------
 Distributions to
  shareholders (Note 2) -
  From net investment
    income                   $(1,706,408) $ (2,948,392)    $ (2,655)   $  (645,498) $ (1,873,158)    $ (3,538)
  In excess of net
    investment income            (26,188)     (121,491)        (800)            --       (75,020)        (315)
                                --------      --------      --------      --------      --------      ----------
   Total distributions to
     shareholders            $(1,732,596) $ (3,069,883)    $ (3,455)   $  (645,498) $ (1,948,178)    $ (3,853)
                                --------      --------      --------      --------      --------      ----------
 Transactions in shares of
  beneficial  interest
  (Note 3) -
  Proceeds from sales of
    shares                   $   812,130  $  2,984,099     $ 53,640    $   576,594  $  1,796,129     $ 99,610
  Net asset value of
    shares issued to
    shareholders in
    payment of
    distributions declared     1,120,778     2,004,942        2,180        427,383     1,131,292        3,256
  Cost of shares redeemed     (9,758,915)  (23,466,733)          --     (2,632,451)  (12,960,766)          --
                                --------      --------      --------      --------      --------      ----------
   Increase (decrease) in
     net assets from Fund
     share transactions      $(7,826,007) $(18,477,692)    $ 55,820    $(1,628,474) $(10,033,345)    $102,866
                                --------      --------      --------      --------      --------      ----------
    Net increase
      (decrease) in net
      assets                 $(6,482,217) $(15,538,834)    $ 57,509    $(1,032,274) $ (8,375,086)    $105,220

Net Assets:
 At beginning of period       93,361,499   166,691,386      135,119     34,278,767   103,552,952      118,270
                                --------      --------      --------      --------      --------      ----------
 At end of period            $86,879,282  $151,152,552     $192,628    $33,246,493  $ 95,177,866     $223,490
                                ========      ========      ========      ========      ========      ==========

Accumulated undistributed
  (distributions in excess
  of) net investment
  income included in net
  assets at end of period    $  (183,161) $   (404,390)    $ (1,024)   $    76,065  $   (235,659)    $   (341)
                                ========      ========      ========      ========      ========      ==========

                      See notes to financial statements

                      Statements of Changes in Net Assets

                          Year Ended March 31, 1995

                               Marathon      Marathon      Marathon     Marathon      Marathon
                               Arizona      California   Connecticut     Florida   Massachusetts     Marathon
                               Limited       Limited       Limited       Limited       Limited       Michigan
                                Fund*          Fund          Fund         Fund          Fund       Limited Fund
                              ----------    ----------    ----------    ----------    ----------   ------------
Increase (Decrease) in Net
  Assets:
 From operations -
  Net investment income        $  5,790   $  2,972,105   $   597,280  $  6,044,327  $  4,455,147    $ 1,036,889
  Net realized loss on
   investments                       (8)    (2,978,862)     (480,263)   (3,267,182)   (1,983,330)    (1,366,775)
  Change in unrealized
    appreciation of
    investments                  10,262      2,562,176       508,802     4,182,568     2,697,659      1,411,445
                                --------      --------      --------      --------      --------      ----------
   Net increase in net
     assets from
     operations                $ 16,044   $  2,555,419   $   625,819  $  6,959,713  $  5,169,476    $ 1,081,559
                                --------      --------      --------      --------      --------      ----------
 Distributions to
  shareholders (Note 2) -
  From net investment
    income                     $ (5,790)  $ (2,972,105)  $  (597,280) $ (6,044,327) $ (4,455,147)   $(1,036,889)
  In excess of net
    investment income              (109)      (538,134)      (41,174)     (943,692)     (636,296)      (142,668)
  From net realized gain
    on investments                   --        (55,127)           --      (187,269)      (79,173)            --
                                --------      --------      --------      --------      --------      ----------
   Total distributions to
     shareholders              $ (5,899)  $ (3,565,366)  $  (638,454) $ (7,175,288) $ (5,170,616)   $(1,179,557)
                                --------      --------      --------      --------      --------      ----------
 Transactions in shares of
  beneficial interest
  (Note 3) -
  Proceeds from sales of
    shares                     $483,928   $  7,606,720   $ 2,473,534  $ 16,763,286  $ 11,925,643    $ 3,836,020
  Net asset value of
    shares issued to
    shareholders in
    payment of
    distributions declared        4,605      1,740,566       424,785     3,443,845     3,053,147        731,314
  Cost of shares redeemed            --    (16,931,148)   (2,024,546)  (33,409,181)  (16,760,396)    (5,209,436)
                                --------      --------      --------      --------      --------      ----------
   Increase (decrease) in
     net assets from Fund
     share transactions        $488,533   $ (7,583,862)  $   873,773  $(13,202,050) $ (1,781,606)   $  (642,102)
                                --------      --------      --------      --------      --------      ----------
    Net increase
      (decrease) in net
      assets                   $498,678   $ (8,593,809)  $   861,138  $(13,417,625) $ (1,782,746)   $  (740,100)

Net Assets:
 At beginning of period              10     82,450,655    14,751,773   162,999,057   115,120,924     26,788,335
                                --------      --------      --------      --------      --------      ----------
 At end of period              $498,688   $ 73,856,846   $15,612,911  $149,581,432  $113,338,178    $26,048,235
                                ========      ========      ========      ========      ========      ==========

Accumulated undistributed
  (distributions in excess
  of) net investment
  income included in net
  assets at end of period      $    (60)  $   (128,006)  $    44,806  $   (252,805) $   (194,411)   $   (12,529)
                                ========      ========      ========      ========      ========      ==========

* For the period from the start of business, November 3, 1994, to March 31, 1995.

                      See notes to financial statements

                      Statement of Changes in Net Asseets

                          Year Ended March 31, 1995

                                                           Marathon
                               Marathon      Marathon       North       Marathon      Marathon       Marathon
                              New Jersey     New York      Carolina       Ohio      Pennsylvania     Virginia
                               Limited       Limited       Limited       Limited       Limited        Limited
                                 Fund          Fund         Fund**        Fund          Fund          Fund***
                              ----------    ----------    ----------    ----------    ----------   ------------
Increase (Decrease) in Net
  Assets:
 From operations -
  Net investment income     $  3,668,578  $  6,691,528     $    979    $ 1,333,160  $  4,063,601     $  1,112
  Net realized gain (loss)
    on investments            (2,333,170)   (2,795,918)           3     (1,541,388)   (1,696,819)         (32)
  Change in unrealized
    appreciation of
    investments                2,832,889     3,210,944        2,496      1,628,473     2,245,269        2,711
                                --------      --------      --------      --------      --------      ----------
   Net increase in net
     assets from
     operations             $  4,168,297  $  7,106,554     $  3,478    $ 1,420,245  $  4,612,051     $  3,791
                                --------      --------      --------      --------      --------      ----------
 Distributions to
  shareholders (Note 2) -
  From net investment
    income                  $ (3,668,578) $ (6,691,528)    $   (979)   $(1,333,160) $ (4,063,601)    $ (1,112)
  In excess of net
    investment income           (592,682)     (972,616)        (224)      (112,873)     (743,802)         (28)
  From net realized gain
    on investments              (174,045)      (62,560)          --             --       (66,305)          --
                                --------      --------      --------      --------      --------      ----------
   Total distributions to
     shareholders           $ (4,435,305) $ (7,726,704)    $ (1,203)   $(1,446,033) $ (4,873,708)    $ (1,140)
                                --------      --------      --------      --------      --------      ----------
 Transactions in shares of
  beneficial interest
  (Note 3) -
  Proceeds from sales of
    shares                  $  9,758,792  $ 14,454,440     $184,531    $ 4,957,796  $  8,386,853     $144,732
  Net asset value of
    shares issued to
    shareholders in
    payment of
    distributions declared     2,834,405     5,053,629          905        964,246     2,865,689          907
  Cost of shares redeemed    (18,707,502)  (30,447,274)     (52,602)    (3,619,898)  (16,952,998)     (30,030)
                                --------      --------      --------      --------      --------      ----------
   Increase (decrease) in
     net assets from Fund
     share transactions     $ (6,114,305) $(10,939,205)    $132,834    $ 2,302,144  $ (5,700,456)    $115,609
                                --------      --------      --------      --------      --------      ----------
    Net increase
      (decrease) in net
      assets                $ (6,381,313) $(11,559,355)    $135,109    $ 2,276,356  $ (5,962,113)    $118,260

Net Assets:
 At beginning of period       99,742,812   178,250,741           10     32,002,411   109,515,065           10
                                --------      --------      --------      --------      --------      ----------

 At end of period           $ 93,361,499  $166,691,386     $135,119    $34,278,767  $103,552,952     $118,270
                                ========      ========      ========      ========      ========      ==========
Accumulated undistributed
  (distributions in excess
  of) net investment
  income included in net
  assets at end of period   $   (156,973) $   (282,899)    $   (224)   $    54,814  $   (160,639)    $    (26)
                                ========      ========      ========      ========      ========      ==========

 ** For the period from the start of business, November 28, 1994, to March
    31, 1995.
*** For the period from the start of buisness, November 11, 1994, to March
    31, 1995.

                      See notes to financial statements

                              Financial Highlights

                              Marathon Arizona Limited                 Marathon California Limited
                             ------------------------     -----------------------------------------------------


                              Six Months                  Six Months
                                Ended                       Ended
                              September       Period      September
                                 30,          Ended          30,                 Year Ended March 31,
                                 1995       March 31,        1995       ---------------------------------------
                             (unaudited)      1995**     (unaudited)      1995          1994           1993*
                              ----------    ----------    ----------    ----------    ----------   ------------
Net asset value, beginning
  of period                    $ 10.250      $ 10.000    $     9.950   $    10.050   $    10.340    $    10.000
                                --------      --------      --------      --------      --------      ----------
Income (loss) from
  operations:
 Net investment income         $  0.203      $  0.155    $     0.192   $     0.367   $     0.380    $     0.333
 Net realized and
  unrealized
  gain (loss) on
  investments                     0.130         0.253          0.173        (0.027)       (0.180)         0.443
                                --------      --------      --------      --------      --------      ----------
  Total income from
  operations                   $  0.333      $  0.408    $     0.365   $     0.340   $     0.200    $     0.776
                                --------      --------      --------      --------      --------      ----------
Less distributions:
 From net investment
  income                       $ (0.203)     $ (0.155)   $    (0.192)  $    (0.367)  $    (0.380)   $    (0.333)
 In excess of net
  investment income                  --        (0.003)        (0.003)       (0.066)       (0.096)            --
 From net realized gain on
   investment transactions           --            --             --        (0.007)       (0.014)            --
 From paid-in capital                --            --             --            --            --         (0.103)
                                --------      --------      --------      --------      --------      ----------
  Total distributions          $ (0.203)     $ (0.158)   $    (0.195)  $    (0.440)  $    (0.490)   $    (0.436)
                                --------      --------      --------      --------      --------      ----------
Net asset value, end of
  period                       $ 10.380      $ 10.250    $    10.120   $     9.950   $    10.050    $    10.340
                                ========      ========      ========      ========      ========      ==========
Total Return (1)                   3.29%         4.02%         3.70%         3.53%         1.86%          7.67%
Ratios/Supplemental
  Data***:
 Net assets, end of period
  (000 omitted)                    $518          $499       $62,498       $73,857       $82,451        $37,124
 Ratio of net expenses to
  average daily  net
  assets (2)                       1.52%+        0.75%+        1.62%+        1.55%         1.40%         1.33%+
 Ratio of net investment
  income to  average daily
  net assets                       3.95%+        3.78%+        3.81%+        3.72%         3.55%         3.77%+
Portfolio Turnover (3)               --            --            --            --             0%            24%

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income (loss) per share and the ratios would have been:

Net investment income
  (loss) per share             $ (0.243)     $  0.066                                $     0.377    $     0.299
                                ========      ========      ========      ========      ========      ==========
Ratios (As a percentage of average daily net assets):
    Expenses (2)                  10.19%+        2.92 %+                                    1.48%          1.72%+
   Net investment income
     (loss)                       (4.72%)+       1.61 %+                                    3.47%          3.38%+

  + Annualized.
  * For the period from the start of business, May 29, 1992, to March 31, 1993.
 ** For the period from the start of business, November 3, 1994, to March 31,
    1995.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                      See notes to financial statements

                              Financial Highlights

                          Marathon Connecticut Limited                    Marathon Florida Limited
                     -------------------------------------- ----------------------------------------------------
                                     Year Ended March 31,                          Year Ended March 31,
                                  -------------------------                --------------------------------------
                      Six Months                             Six Months
                        Ended                                   Ended
                      September                               September
                         30,                                     30,
                         1995                                   1995
                     (unaudited)      1995        1994**     (unaudited)      1995         1994         1993*
                     ------------ ------------ ------------ ------------  ------------ ------------  ------------
Net asset value,
  beginning of
  period                  $ 9.690      $ 9.690      $10.000      $10.080       $10.060      $10.360      $10.000
                       ----------   ----------   ----------   ----------   ----------   ----------     ----------
Income (loss) from
  operations:
 Net investment
  income                  $ 0.186      $ 0.373      $ 0.343      $ 0.191       $ 0.375      $ 0.387      $ 0.333
 Net realized and
  unrealized
  gain (loss) on
  investments               0.208        0.026       (0.243)       0.214         0.090       (0.200)       0.469
                       ----------   ----------   ----------   ----------   ----------   ----------     ----------
  Total income from
  operations              $ 0.394      $ 0.399      $ 0.100      $ 0.405       $ 0.465      $ 0.187      $ 0.802
                       ----------   ----------   ----------   ----------   ----------   ----------     ----------
Less distributions:
 From net
  investment income       $(0.184)     $(0.373)     $(0.343)     $(0.191)      $(0.375)     $(0.387)     $(0.333)
 In excess of net
  investment income            --       (0.026)      (0.056)      (0.004)       (0.058)      (0.092)          --
 From net realized
  gain on investment
  transactions                 --           --           --           --        (0.012)      (0.008)          --
 In excess of net
   realized gain on
   investment
   transactions                --           --       (0.011)          --            --           --           --
 From paid-in
  capital                      --           --           --           --            --           --       (0.109)
                       ----------   ----------   ----------   ----------   ----------   ----------     ----------
  Total
    distributions         $(0.184)     $(0.399)     $(0.410)     $(0.195)      $(0.445)     $(0.487)     $(0.442)
                       ----------   ----------   ----------   ----------   ----------   ----------     ----------
Net asset value,
  end of period           $ 9.900      $ 9.690      $ 9.690      $10.290       $10.080      $10.060      $10.360
                       ==========   ==========   ==========   ==========   ==========   ==========     ==========
Total Return (1)            4.10%        4.27%        0.73%        4.06%         4.79%        1.68%        7.94%
Ratios/Supplemental
  Data***:
 Net assets, end of
  period (000
  omitted)                $14,942      $15,613      $14,752     $133,465      $149,581     $162,999      $90,210
 Ratio of net
  expenses to
  average daily  net
  assets (2)                1.53%+       1.23%        0.86%+       1.56%+        1.50%        1.42%        1.24%+
 Ratio of net
  investment income
  to  average daily
  net assets                3.76%+       3.89%        3.50%+       3.74%+        3.77%        3.57%        3.73%+
Portfolio Turnover
  (3)                         --           --           --           --            --            0%          11%

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment
  income per share          0.165      $ 0.317      $ 0.229                                              $ 0.311
                       ==========   ==========   ==========   ==========   ==========   ==========     ==========
Ratios (As a percentage of average daily net assets):
  Expenses (2)              1.95%+       1.81%        2.02%+                                               1.49%+
  Net investment
  income                    3.34%+       3.31%        2.34%+                                               3.48%+

  + Annualized.
  * For the period from the start of business, May 29, 1992, to March 31, 1993.
 ** For the period from the start of business, April 16, 1993, to March 31,
    1994.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                      See notes to financial statements

                              Financial Highlights

                                  Marathon Massachusetts Limited                Marathon Michigan Limited
                          ----------------------------------------------- -------------------------------------
                                               Year Ended March 31,                       Year Ended March 31,
                                          -------------------------------                 ---------------------
                           Six Months                                       Six Months
                              Ended                                            Ended
                          September 30,                                    September 30,
                              1995                                             1995
                           (unaudited)      1995       1994      1993**     (unaudited)      1995      1994*
                          --------------  ---------  ---------  ---------  --------------  --------- ----------
Net asset value,
  beginning of period            $ 9.980    $ 9.960    $10.270    $10.000         $ 9.630    $ 9.650    $10.000
                          -------------   --------   --------   --------   -------------   --------    --------
Income (loss) from
  operations:
 Net investment income           $ 0.187    $ 0.383    $ 0.385    $ 0.334         $ 0.186    $ 0.364    $ 0.345
 Net realized and
  unrealized
  gain (loss) on
  investments                      0.187      0.082     (0.197)     0.368           0.160      0.030     (0.279)
                          -------------   --------   --------   --------   -------------   --------    --------
  Total income from
  operations                     $ 0.374    $ 0.465    $ 0.188    $ 0.702         $ 0.346    $ 0.394    $ 0.066
                          -------------   --------   --------   --------   -------------   --------    --------
Less distributions:
 From net investment
  income                         $(0.187)   $(0.383)   $(0.385)   $(0.334)        $(0.186)   $(0.364)   $(0.345)
 In excess of net
  investment income               (0.007)    (0.055)    (0.095)    --              --         (0.050)    (0.071)
 From net realized gain
  on investment
  transactions                    --         (0.007)    (0.018)    --              --         --         --
 From paid-in capital             --         --         --         (0.098)         --         --         --
                          -------------   --------   --------   --------   -------------   --------    --------
  Total distributions            $(0.194)   $(0.445)   $(0.498)   $(0.432)        $(0.186)   $(0.414)   $(0.416)
                          -------------   --------   --------   --------   -------------   --------    --------
Net asset value, end of
  period                         $10.160    $ 9.980    $ 9.960    $10.270         $ 9.790    $ 9.630    $ 9.650
                          =============   ========   ========   ========   =============   ========    ========
Total Return (1)                   3.80%      4.84%      1.75%      6.95%           3.63%      4.24%      0.37%
Ratios/Supplemental
  Data***:
 Net assets, end of
  period
   (000 omitted)                $105,624   $113,338   $115,121    $55,737         $22,658    $26,048    $26,788
 Ratio of net expenses
  to average daily  net
  assets (2)                       1.58%+     1.57%      1.46%      1.24%+          1.79%+     1.55%      0.91%+
 Ratio of net
  investment income to
   average daily net
  assets                           3.72%+     3.89%      3.61%      3.88%+          3.83%+     3.82%      3.56%+
Portfolio Turnover (3)                --         --         2%        21%              --         --         --

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income
  per share                                                       $ 0.307                    $ 0.354    $ 0.275
                                                                ========                   ========    ========
Ratios (As a percentage of average daily net assets):
  Expenses (2)                                                      1.55%+                     1.66%      1.63%+
  Net investment income                                             3.57%+                     3.71%      2.84%+

  + Annualized.
  * For the period from the start of business, April 16, 1993, to March 31, 1994.
 ** For the period from the start of business, June 1, 1992, to March 31,
    1993.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                      See notes to financial statements

                              Financial Highlights
                                        Marathon New Jersey Limited
                             ------------------------------------------------
                                                    Year Ended March 31,
                                             --------------------------------
                               Six Months
                                 Ended
                               September
                                  30,
                                  1995
                              (unaudited)      1995        1994        1993*
                              ------------    -------    --------   ---------
Net asset value, beginning
  of period                     $10.020       $10.030    $10.350      $10.000
                                ----------      -----      ------      -------
Income (loss) from
  operations:
 Net investment income          $ 0.190       $ 0.370    $ 0.374      $ 0.325
 Net realized and
  unrealized
  gain (loss) on
  investments                     0.153         0.068     (0.216)++     0.453
                                ----------      -----      ------      -------
  Total income from
  operations                    $ 0.343       $ 0.438    $ 0.158      $ 0.778
                                ----------      -----      ------      -------
Less distributions:
 From net investment
  income                        $(0.190)      $(0.370)   $(0.374)     $(0.325)
 In excess of net
  investment income              (0.003)       (0.060)    (0.092)          --
 From net realized gain on
  investment transactions            --        (0.018)    (0.012)          --
 From paid-in capital                --            --         --       (0.103)
                                ----------      -----      ------      -------
  Total distributions           $(0.193)      $(0.448)   $(0.478)     $(0.428)
                                ----------      -----      ------      -------
Net asset value, end of
  period                        $10.170       $10.020    $10.030      $10.350
                                ==========      =====      ======      =======
Total Return (1)                   3.46%         4.53%      1.44%        7.71%
Ratios/Supplemental
  Data**:
 Net assets, end of period
  (000 omitted)                    $86,879    $93,361     $99,743      $58,527
 Ratio of net expenses to
  average daily net assets
  (2)                                1.58%+     1.56%       1.51%        1.25%+
 Ratio of net investment
  income to average daily
  net assets                         3.76%+     3.73%       3.50%        3.71%+
Portfolio Turnover (3)               --            --          0%           9%

 ** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:

Net investment income per
  share                                                               $ 0.299
                                                                       =======
Ratios (As a percentage of average daily net assets):
  Expenses (2)                                                           1.55%+
  Net investment income                                                  3.41%+

  + Annualized.
 ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  * For the period from the start of business, June 1, 1992, to March 31, 1993.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities.
    The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                      See notes to financial statements

                              Financial Highlights

                                         Marathon New York Limited
                             -----------------------------------------------
                                                   Year Ended March 31,
                                             -------------------------------
                               Six Months
                                 Ended
                               September
                                  30,
                                  1995
                              (unaudited)      1995       1994        1993*
                              ------------    -------    -------   ---------
Net asset value, beginning
  of period                        $10.030    $10.040    $10.360      $10.000
                                ----------      -----      -----      -------
Income (loss) from
  operations:
 Net investment income             $ 0.187    $ 0.378    $ 0.387      $ 0.327
 Net realized and
  unrealized
  gain (loss) on
  investments                        0.188      0.049     (0.219)       0.475
                                ----------      -----      -----      -------
  Total income from
  operations                       $ 0.375    $ 0.427    $ 0.168      $ 0.802
                                ----------      -----      -----      -------
Less distributions:
 From net investment
  income                           $(0.187)   $(0.378)   $(0.387)     $(0.327)
 In excess of net
  investment income                 (0.008)    (0.055)    (0.093)          --
 From net realized gain on
  investment transactions               --     (0.004)    (0.008)          --
 From paid-in capital                   --         --         --       (0.115)
                                ----------      -----      -----      -------
  Total distributions              $(0.195)   $(0.437)   $(0.488)     $(0.442)
                                ----------      -----      -----      -------
Net asset value, end of
  period                           $10.210    $10.030    $10.040      $10.360
                                ==========      =====      =====      =======
Total Return (1)                      3.77%      4.41%      1.46%        7.95%
Ratios/Supplemental
  Data**:
 Net assets, end of period
  (000 omitted)                   $151,153   $166,691   $178,251      $93,819
 Ratio of net expenses to
  average daily net assets
  (2)                                 1.55%+     1.51%      1.40%        1.21%+
 Ratio of net investment
  income to average daily
  net assets                          3.69%+     3.81%      3.56%        3.69%+
Portfolio Turnover (3)                  --         --         --           11%
 ** For the following periods, the operating expenses of the Funds and
    Portfolios reflect a reduction of expenses by the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been:
Net investment income per
  share                                                                $0.305
                                                                      =======
Ratios (As a percentage of average daily net assets):
  Expenses (2)                                                           1.47%+
  Net investment income                                                  3.43%+

  + Annualized.
  * For the period from the start of business, May 29, 1992, to March 31, 1993.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                      See notes to financial statements

                              Financial Highlights

                                             Marathon North Carolina
                                                     Limited                    Marathon Ohio Limited
                                            --------------------------   ------------------------------------
                                            Six Months                    Six Months
                                               Ended                         Ended
                                             September       Period        September
                                                30,           Ended           30,      Year Ended March 31,
                                               1995         March 31,        1995      --------------------
                                            (unaudited)      1995**       (unaudited)      1995       1994*
                                            ------------    ----------    ------------    -------   ---------
Net asset value, beginning of period            $10.210       $10.000         $ 9.730    $ 9.730      $10.000
                                             ----------      --------      ----------      -----      -------
Income (loss) from operations:
 Net investment income                          $ 0.156       $ 0.112         $ 0.196    $ 0.382      $ 0.354
 Net realized and unrealized
  gain (loss) on investments                      0.157         0.236           0.163      0.032       (0.194)
                                             ----------      --------      ----------      -----      -------
  Total income from operations                  $ 0.313       $ 0.348         $ 0.359    $ 0.414      $ 0.160
                                             ----------      --------      ----------      -----      -------
Less distributions:
 From net investment income                     $(0.156)      $(0.112)        $(0.189)   $(0.382)     $(0.354)
 In excess of net investment income              (0.047)       (0.026)             --     (0.032)      (0.076)
                                             ----------      --------      ----------      -----      -------
  Total distributions                           $(0.203)      $(0.138)        $(0.189)   $(0.414)     $(0.430)
                                             ----------      --------      ----------      -----      -------
Net asset value, end of period                  $10.320       $10.210         $ 9.900    $ 9.730      $ 9.730
                                             ==========      ========      ==========      =====      =======
Total Return (1)                                   3.10%         3.31%           3.73%      4.41%        1.23%
Ratios/Supplemental Data***:
 Net assets, end of period (000
  omitted)                                      $   193       $   135         $33,246    $34,279      $32,002
 Ratio of net expenses to average daily
   net assets (2)                                 2.14%+        0.75%+          1.72%+     1.49%        1.03%+
 Ratio of net investment income to
   average daily net assets                       3.02%+        3.04%+          3.98%+     3.95%        3.53%+
Portfolio Turnover (3)                               --            --              --         --           --

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income (loss) per share and the ratios would have been:

Net investment income (loss) per share          $(0.811)      $(0.045)                   $ 0.371      $ 0.293
                                             ==========      ========      ==========      =====      =======
Ratios (As a percentage of average daily net assets):
  Expenses (2)                                   20.88%+        5.00%+                     1.60%        1.63%+
  Net investment income (loss)                 (15.72%)+      (1.21%)+                     3.84%        2.93%+

  + Annualized.
  * For the period from the start of business, April 16, 1993, to March 31, 1994.
 ** For the period from the start of business, November 28, 1994, to March
    31, 1995.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                      See notes to financial statements

                              Financial Highlights

                                      Marathon Pennsylvania Limited             Marathon Virginia Limited
                              ---------------------------------------------   ----------------------------


                               Six Months                                       Six Months
                                 Ended                                            Ended
                               September                                        September
                                  30,            Year Ended March 31,              30,         Period Ended
                                  1995       -----------------------------        1995          March 31,
                              (unaudited)      1995       1994      1993**     (unaudited)        1995*
                              ------------    -------    -------    -------    ------------   ------------
Net asset value, beginning
  of period                        $10.090    $10.100    $10.390    $10.000         $10.340         $10.000
                                ----------      -----      -----      -----      ----------      ----------
Income (loss) from
  operations:
 Net investment income             $ 0.191    $ 0.374    $ 0.399    $ 0.336         $ 0.186         $ 0.149
 Net realized and
  unrealized
  gain (loss) on
  investments                        0.178      0.065     (0.195)     0.490           0.147           0.344
                                ----------      -----      -----      -----      ----------      ----------
  Total income from
  operations                       $ 0.369    $ 0.439    $ 0.204    $ 0.826         $ 0.333         $ 0.493
                                ----------      -----      -----      -----      ----------      ----------
Less distributions:
 From net investment
  income                           $(0.191)   $(0.374)   $(0.399)   $(0.336)        $(0.186)        $(0.149)
 In excess of net
  investment income                 (0.008)    (0.069)    (0.083)        --          (0.017)         (0.004)
 From net realized gain on
  investment  transactions              --     (0.006)    (0.012)        --              --              --
 From paid-in capital                   --         --         --     (0.100)             --              --
                                ----------      -----      -----      -----      ----------      ----------
  Total distributions              $(0.199)   $(0.449)   $(0.494)   $(0.436)        $(0.203)        $(0.153)
                                ----------      -----      -----      -----      ----------      ----------
Net asset value, end of
  period                           $10.260    $10.090    $10.100    $10.390         $10.470         $10.340
                                ==========      =====      =====      =====      ==========      ==========
Total Return (1)                      3.70%      4.50%      1.89%      8.19%           3.26%           4.82%
Ratios/Supplemental
  Data**:
 Net assets, end of period
  (000 omitted)                    $95,178   $103,553   $109,515    $65,005            $223            $118
 Ratio of net expenses to
  average daily  net
  assets (2)                         1.61%+     1.57%      1.45%      1.29%+          1.83%           0.93%+
 Ratio of net investment
  income to  average daily
  net assets                         3.75%+     3.75%      3.63%      3.88%+          3.58%           3.77%+
Portfolio Turnover (3)                  --         --         0%        18%              --              --

*** For the following periods, the operating expenses of the Funds and Portfolios reflect a reduction of expenses by the Administrator and/or Investment Adviser. Had such actions not been taken, net investment income (loss) per share and the ratios would have been:

Net investment income
  (loss) per share                                                  $ 0.315         $(0.711)        $(0.117)
                                                                      =====      ==========      ==========
Ratios (As a percentage of average daily net assets):
  Expenses (2)                                                        1.53%+         19.08%+          7.66%+
  Net investment income (loss)                                        3.64%+       (13.67%)+        (2.96%)+

  + Annualized.
  * For the period from the start of business, November 11, 1994, to March 31, 1995.
 ** For the period from the start of business, June 1, 1992, to March 31,
    1993.
(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Amount is computed on a nonannualized basis.
(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
(3) Portfolio Turnover represents the rate of portfolio activity for the period while the Funds were making investments directly in securities. The portfolio turnover rate for the period since the Funds transferred substantially all of its investable assets to the Portfolio is shown in the Portfolio's financial statements which are included elsewhere in this report.

                      See notes to financial statements

                         Notes to Financial Statements
                                 (Unaudited)

(1) Significant Accounting Policies

Eaton Vance Investment Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of twenty-six Funds, twelve of which are included in these financial statements. They include EV Marathon Arizona Limited Maturity Tax Free Fund ("Marathon Arizona Limited Fund"), EV Marathon California Limited Maturity Tax Free Fund, ("Marathon California Limited Fund"), EV Marathon Connecticut Limited Maturity Tax Free Fund ("Marathon Connecticut Limited Fund"), EV Marathon Florida Limited Maturity Tax Free Fund ("Marathon Florida Limited Fund"), EV Marathon Massachusetts Limited Maturity Tax Free Fund ("Marathon Massachusetts Limited Fund"), EV Marathon Michigan Limited Maturity Tax Free Fund ("Marathon Michigan Limited Fund"), EV Marathon New Jersey Limited Maturity Tax Free Fund ("Marathon New Jersey Limited Fund"), EV Marathon New York Limited Maturity Tax Free Fund ("Marathon New York Limited Fund"), EV Marathon North Carolina Limited Maturity Tax Free Fund ("Marathon North Carolina Limited Fund"), EV Marathon Ohio Limited Maturity Tax Free Fund ("Marathon Ohio Limited Fund"), EV Marathon Pennsylvania Limited Maturity Tax Free Fund ("Marathon Pennsylvania Limited Fund"), and EV Marathon Virginia Limited Maturity Tax Free Fund ("Marathon Virginia Limited Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Marathon Arizona Limited Fund invests its assets in the Arizona Limited Maturity Tax Free Portfolio, the Marathon California Limited Fund invests its assets in the California Limited Maturity Tax Free Portfolio, the Marathon Connecticut Limited Fund invests its assets in the Connecticut Limited Maturity Tax Free Portfolio, the Marathon Florida Limited Fund invests its assets in the Florida Limited Maturity Tax Free Portfolio, the Marathon Massachusetts Limited Fund invests its assets in the Massachusetts Limited Maturity Tax Free Portfolio, the Marathon Michigan Fund invests its assets in the Michigan Limited Maturity Tax Free Portfolio, the Marathon New Jersey Limited Fund invests its assets in the New Jersey Limited Maturity Tax Free Portfolio, the Marathon New York Limited Fund invests its assets in the New York Limited Maturity Tax Free Portfolio, the Marathon North Carolina Limited Fund invests its assets in the North Carolina Limited Maturity Tax Free Portfolio, the Marathon Ohio Limited Fund invests its assets in the Ohio Limited Maturity Tax Free Portfolio, the Marathon Pennsylvania Limited Fund invests its assets in the Pennsylvania Limited Maturity Tax Free Portfolio, and the Marathon Virginia Limited Fund invests its assets in the Virginia Limited Maturity Tax Free Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (82.3%, 89.6%, 92.7%, 93.5%, 95.3%, 84.5%, 97.3%, 96.4%, 62.6%, 92.3%, 88.1%, and
65.8% at September 30, 1995 for the Marathon Arizona Limited Fund, Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon North Carolina Limited Fund, Marathon Ohio Limited Fund, Marathon Pennsylvania Limited Fund, and Marathon Virginia Limited Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuation-- Valuation of securities by the Portfolios is discussed in Note 1 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. Income-- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. Federal Taxes-- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1995, the following Funds, for federal income tax purposes, had capital loss carryovers, which will reduce each Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income taxes. The amounts and expiration dates of the capital loss carryovers are as follows:

             Fund                Amount         Expires
-----------------------------     ------    ----------------
Marathon Arizona Limited Fund  $  2,808     March 31, 2003
Marathon California Limited     723,340     March 31, 2003
  Fund
Marathon Connecticut Limited    232,805     March 31, 2003
  Fund
Marathon Florida Limited Fund   645,653     March 31, 2003
Marathon Massachusetts          595,115     March 31, 2003
  Limited Fund

            Fund                 Amount         Expires
----------------------------     -------    ----------------
Marathon Michigan Limited      $513,947       March 31, 2003
  Fund
Marathon New Jersey Limited     574,422       March 31, 2003
  Fund
Marathon New York Limited       901,272       March 31, 2003
  Fund
Marathon Ohio Limited Fund      817,971       March 31, 2003
                                  3,600       March 31, 2002
Marathon Pennsylvania           574,393       March 31, 2003
  Limited Fund
Marathon Virginia Limited            25       March 31, 2003
  Fund

Additionally, at March 31, 1995, net capital losses of $2,359,364, $283,009, $2,907,996, $1,492,331, $917,547, $1,846,049, $2,048,228, $0, $856,989, and
$1,236,490, for the Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon Ohio Limited Fund, and Marathon Pennsylvania Limited Fund, respectively, attributable to security transactions incurred after October 31, 1994, are treated as arising on the first day of the Fund's next taxable year. Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. Deferred Organization Expenses-- Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Fund commenced operations.

E. Other-- Investment transactions are accounted for on a trade date basis.

F. Interim Financial Information-- The interim financial statements relating to September 30, 1995 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2) Distributions to Shareholders

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1996 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

(3) Shares of Beneficial Interest

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different classes. Transactions in Class I shares were as follows:

                          Marathon Arizona Limited         Marathon California          Marathon Connecticut
                                    Fund                      Limited Fund                  Limited Fund
                          --------------------------    --------------------------   --------------------------
                          Six Months                    Six Months                    Six Months
                             Ended         Period          Ended                         Ended
                           September        Ended        September     Year Ended      September     Year Ended
                           30, 1995       March 31,      30, 1995       March 31,      30, 1995      March 31,
                          (Unaudited)      1995**       (Unaudited)       1995        (Unaudited)       1995
                          ------------    ----------    ------------    ----------    ------------   ----------
Sales                        4,866         48,211           37,066        763,993        52,450        257,528
Issued to
  shareholders
  electing to receive
  payments of
  distributions in
  Fund shares                  857            454           64,101        175,833        19,182         44,233
Redemptions                 (4,510)            --       (1,348,061)    (1,723,245)     (173,916)      (213,238)
                           ----------      --------      ----------      --------      ----------      --------
 Net increase
  (decrease)                 1,213         48,665       (1,246,894)      (783,419)     (102,284)        88,523
                           ==========      ========      ==========      ========      ==========      ========



                                                          Marathon Massachusetts Limited
                         Marathon Florida Limited Fund                 Fund
                          -----------------------------   -------------------------------
                           Six Months                       Six Months
                              Ended                            Ended
                          September 30,     Year Ended     September 30,     Year Ended
                              1995          March 31,          1995           March 31,
                           (Unaudited)         1995         (Unaudited)         1995
                          --------------    -----------    --------------   -------------
Sales                         317,456        1,669,969         158,274        1,204,290
Issued to
  shareholders
  electing to receive
  payments of
  distributions in
  Fund shares                 126,704          344,557         123,874          309,056
Redemptions                (2,312,683)      (3,377,776)     (1,241,429)      (1,707,818)
                           ------------      ---------      ------------      -----------
 Net decrease              (1,868,523)      (1,363,250)       (959,281)        (194,472)
                           ============      =========      ============      ===========

                           Marathon Michigan Limited        Marathon New Jersey Limited
                                      Fund                             Fund
                          -----------------------------   -------------------------------
                           Six Months                       Six Months
                              Ended                            Ended
                          September 30,     Year Ended     September 30,     Year Ended
                              1995          March 31,          1995           March 31,
                           (Unaudited)         1995         (Unaudited)         1995
                          --------------    -----------    --------------   -------------
Sales                         28,709          399,248          80,357           977,485
Issued to
  shareholders
  electing to receive
  payments of
  distributions in
  Fund shares                 28,221           76,499         110,805           285,382
Redemptions                 (447,165)        (548,744)       (965,853)       (1,896,701)
                           ------------      ---------      ------------      -----------
 Net decrease               (390,235)         (72,997)       (774,691)         (633,834)
                           ============      =========      ============      ===========

                          Marathon New York Limited      Marathon North Carolina
                                    Fund                      Limited Fund           Marathon Ohio Limited Fund
                          --------------------------    --------------------------   --------------------------
                          Six Months                    Six Months                    Six Months
                             Ended                         Ended         Period          Ended
                           September     Year Ended      September        Ended        September     Year Ended
                           30, 1995       March 31,      30, 1995       March 31,      30, 1995      March 31,
                          (Unaudited)       1995        (Unaudited)      1995**       (Unaudited)       1995
                          ------------    ----------    ------------    ----------    ------------   ----------
Sales                        294,513      1,445,280        5,215         18,400          58,548        513,206
Issued to
  shareholders
  electing to receive
  payments of
  distributions in
  Fund shares                197,659        507,842          213             88          43,482         99,878
Redemptions               (2,315,016)    (3,091,008)          --         (5,260)       (268,435)      (379,292)
                           ----------      --------      ----------      --------      ----------      --------
 Net increase
  (decrease)              (1,822,844)    (1,137,886)       5,428         13,228        (166,405)       233,792
                           ==========      ========      ==========      ========      ==========      ========

                         Marathon Pennsylvania Limited
                                      Fund                  Marathon Virginia Limited Fund
                          -----------------------------   ----------------------------------
                           Six Months                       Six Months
                              Ended                            Ended
                          September 30,     Year Ended     September 30,      Period Ended
                              1995          March 31,          1995            March 31,
                           (Unaudited)         1995         (Unaudited)         1995***
                          --------------    -----------    --------------   ----------------
Sales                         175,414          832,585         9,598             14,326
Issued to
  shareholders
  electing to receive
  payments of
  distributions in
  Fund shares                 110,825          286,093           313                 89
Redemptions                (1,270,285)      (1,707,934)           --             (2,982)
                           ------------      ---------      ------------      --------------
 Net increase
  (decrease)                 (984,046)        (589,256)        9,911             11,433
                           ============      =========      ============      ==============

There were no transactions involving shares of any other class.

  * For the period from the start of business, November 3, 1994, to March 31, 1995.
 ** For the period from the start of business, November 28, 1994, to March
    31, 1995.
*** For the period from the start of business, November 11, 1994, to March
    31, 1995.

(4) Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of Marathon Arizona Limited Fund, Marathon North Carolina Limited Fund, and Marathon Virginia Limited Fund, $13,450, $13,082 and $13,054, respectively, of expenses related to the operation of the Funds were allocated, on a preliminary basis, to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM, serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. For the six months ended September 30, 1995, credits used to reduce custodian fees amounted to $44, $1,221, $235, $429, $732, $1,233,
$781, $808 and $617 for the Marathon Arizona Limited Fund, Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon North Carolina Limited Fund, Marathon Pennsylvania Limited Fund and Marathon Virginia Limited Fund, respectively. The Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund and Marathon Ohio Limited Fund did not earn any credits during the six months ended September 30, 1995. Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations (Note 5).

(5) Distribution Plan

Each Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Funds to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), amounts equal to 1/365 of 0.75% of each Funds' daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 3% (3-1/2% for Marathon Arizona Limited Fund, Marathon Connecticut Limited Fund, Marathon Michigan Limited Fund, Marathon North Carolina Limited Fund, Marathon Ohio Limited Fund, and Marathon Virginia Limited Fund) of the aggregate amount received by the Fund for Class I shares sold plus (ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The amount payable to EVD with respect to each day is accrued on such day as a liability of each Fund and, accordingly, reduces each Funds net assets. For the six months ended September 30, 1995, Marathon Arizona Limited Fund, Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon North Carolina Limited Fund, Marathon Ohio Limited Fund, Marathon Pennsylvania Limited Fund and Marathon Virginia Limited Fund paid or accrued $1,929, $258,621, $57,802, $534,232, $414,719, $92,443,
$340,397, $600,344, $657, $125,794, $374,719 and $738, respectively, to or payable to EVD representing 0.75% (annualized) of average daily net assets. At September 30, 1995, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Marathon Arizona Limited Fund, Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon North Carolina Limited Fund, Marathon Ohio Limited Fund, Marathon Pennsylvania Limited Fund and Marathon Virginia Limited Fund were approximately $16,000, $1,012,000, $382,000, $2,047,000, $1,621,000,
$593,000, $1,318,000, $2,340,000, $6,000, $851,000, $1,373,000 and $8,000,
respectively.

In addition, the Plans authorize the Funds to make payments of service fees to the Principal Underwriter, Authorized Firms and other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for each fiscal year. The Trustees have initially implemented the Plans by authorizing the Funds to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.15% of each Fund's average daily net assets based on the value of Class I shares sold by such persons and remaining outstanding for at least one year. For the six months ended September 30, 1995, Marathon Arizona Limited Fund, Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon North Carolina Limited Fund, Marathon Ohio Limited Fund, Marathon Pennsylvania Limited Fund and Marathon Virginia Limited Fund paid or accrued service fees to or payable to EVD in the amount of $--, $31,035, $4,624, $64,107, $55,296, $9,861, $45,386, $80,046, $--, $11,741, $49,962, and $--,
respectively. Service fee payments are made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms are separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.

(6) Contingent Deferred Sales Charge

A contingent deferred sales charge (CDSC) is imposed on any redemption of Class I shares made within four years of purchase. Generally the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on Class I shares acquired by reinvestment of dividends or capital gain distributions. The CDSC is imposed at declining rates that begin at 3% in the case of redemptions in the first year after purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be credited to the corresponding Fund. EVD received approximately $900, $151,900, $27,800, $380,300, $192,000, $44,900,
$168,600, $342,300, $0, $37,300, $165,700, and $0, respectively, of CDSC paid by shareholders of Marathon Arizona Limited Fund, Marathon California Limited Fund, Marathon Connecticut Limited Fund, Marathon Florida Limited Fund, Marathon Massachusetts Limited Fund, Marathon Michigan Limited Fund, Marathon New Jersey Limited Fund, Marathon New York Limited Fund, Marathon North Carolina Limited Fund, Marathon Ohio Limited Fund, Marathon Pennsylvania Limited Fund, and Marathon Virginia Limited Fund, for the six months ended September 30, 1995.

(7) Investment Transactions

Increases and decreases in each Fund's investment in its corresponding Portfolio for the six months ended September 30, 1995 were as follows:

                   Marathon         Marathon       Marathon        Marathon
                    Arizona        California     Connecticut       Florida
                    Limited         Limited         Limited         Limited
                     Fund             Fund           Fund            Fund
                 --------------    -----------    ------------   -------------
Increases         $    66,575     $   563,621     $   572,065     $ 3,677,108
Decreases              68,330      15,145,952       1,976,651      26,330,459

                    Marathon        Marathon        Marathon        Marathon
                 Massachusetts      Michigan       New Jersey       New York
                    Limited          Limited        Limited          Limited
                      Fund            Fund            Fund            Fund
                  ------------      ---------      ----------      -----------
Increases         $ 1,749,049     $   347,256     $   936,538     $ 3,324,139
Decreases          14,789,814       4,652,708      11,386,378      25,785,403

                    Marathon
                     North          Marathon        Marathon        Marathon
                    Carolina          Ohio       Pennsylvania       Virginia
                    Limited          Limited        Limited          Limited
                      Fund            Fund            Fund            Fund
                  ------------      ---------      ----------      -----------
Increases         $    55,196     $   722,496     $ 2,209,286     $   101,077
Decreases              13,487       3,033,677      14,654,707          12,964

                  Arizona Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                          Tax-Exempt Investments - 100%
 Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)              Security                    Value
--------     -------    --------    ---------------------------   ------------
                                    Education - 2.8%
A1           AA           $15       Arizona State University
                                    Revenue Bonds, 6.50%,
                                    7/1/01                          $ 16,494
                                                                    ----------
                                    Escrowed/Prerefunded - 22.1%
Aaa          AAA          $10       Maricopa County, Arizona,
                                    Hospital Revenue,
                                    Escrowed to Maturity,
                                    6.50%, 1/1/97                   $ 10,157
Aaa          AAA           20       Maricopa County, Arizona,
                                    School District #28,
                                    (Kyrene Elementary),
                                    (FGIC), Prerefunded to
                                    7/1/01, 6.00%, 7/1/13             21,449
NR           AA+           20       Phoenix, Arizona,
                                    Prerefunded to 7/1/98,
                                    6.50%, 7/1/01                     21,481
NR           AAA           15       Phoenix, Arizona, Civic
                                    Improvement Corporation,
                                    Prerefunded to 7/1/03,
                                    6.125%, 7/1/14                    16,530
NR           AA+           20       Scottsdale, Arizona,
                                    Prerfunded to 7/1/00,
                                    6.00%, 7/1/10                     21,590
NR           AA-           15       Tuscon, Arizona,
                                    Prerefunded to 7/1/01,
                                    6.75%, 7/1/15                     16,725
Aaa          AAA           20       University of Arizona
                                    Medical Center
                                    Corporation, (MBIA),
                                    Prerefunded to 7/1/01,
                                    7.00%, 7/1/11                     22,758
                                                                    ----------
                                                                    $130,690
                                                                    ----------
                                    General Obligations - 23.5%
Aa           AA           $15       Phoenix, Arizona, 5.90%,
                                    7/1/00                          $ 16,005
Aa           A+            25       Pima County, Arizona,
                                    6.20%, 7/1/99                     26,704
A1           A             25       Maricopa County, Arizona,
                                    School District #8,
                                    6.10%, 7/1/04                     26,616
Baa1         A             25       Puerto Rico Public
                                    Building Authority,
                                    6.50%, 7/1/03                     27,431
Baa1         A             20       Commonwealth of Puerto
                                    Rico, 6.00%, 7/1/05               21,287
A1           A+            20       Tempe Union High School
                                    District #213, (Maricopa
                                    County, Arizona), 5.90%,
                                    7/1/03                            21,053
                                                                    ----------
                                                                    $139,096
                                                                    ----------
                                    Housing - 4.2%
NR           AAA          $25       Phoenix, Arizona,
                                    Industrial Development
                                    Authority, 6.00%, 6/1/06        $ 25,154
                                                                    ----------
                                    Insured Education - 11.5%
Aaa          AAA          $25       Arizona Educational Loan
                                    Marketing Corporation,
                                    (MBIA), 6.80%, 9/1/98           $ 26,501
Aaa          AAA           20       East Valley, Arizona,
                                    Institute of Technology,
                                    District 401, (AMBAC),
                                    5.90%, 7/1/03                     21,029
Aaa          AAA           20       Northern Arizona
                                    University, (AMBAC),
                                    6.00%, 6/1/06                     20,711
                                                                    ----------
                                                                    $ 68,241
                                                                    ----------
                                    Insured General Obligations - 17.0%
Aaa          AAA          $20       Maricopa County, Arizona,
                                    School District #40,
                                    (AMBAC), 5.75%, 7/1/03          $ 21,025
Aaa          AAA           25       Maricopa County, Arizona,
                                    School District #80,
                                    (FGIC), 6.30%, 7/1/05             26,894
Aaa          AAA           15       Maricopa County, Arizona,
                                    School District #28,
                                    (FGIC), 0.00%, 7/1/03             10,188
Aaa          AAA           20       Maricopa County, Arizona,
                                    (FGIC), 6.25%, 7/1/00             21,682
Aaa          AAA           20       Yavapai County, Arizona,
                                    School District, (AMBAC),
                                    6.00%, 7/1/01                     21,108
                                                                    ----------
                                                                    $100,897
                                                                    ----------
                                    Insured Special Tax Revenue - 2.8%
Aaa          AAA          $15       Arizona State
                                    Transportation Board
                                    Excise Tax, (MBIA),
                                    6.90%, 7/1/99                   $ 16,355
                                                                    ----------
                                    Special Tax Revenue - 7.1%
A            A-           $25       Glendale, Arizona
                                    Improvement District #59,
                                    6.00%, 1/1/03                   $ 26,085
A1           AA+           15       Tempe, Arizona, Municipal
                                    Property Corporation,
                                    5.50%, 7/1/03                     15,709
                                                                    ----------
                                                                    $ 41,794
                                                                    ----------
                                    Transportation - 2.7%
A            A+           $15       Phoenix, Arizona Street &
                                    Highway User Bonds,
                                    6.10%, 7/1/01                   $ 16,076
                                                                    ----------

                  Arizona Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                       Tax-Exempt Investments (continued)
 Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)              Security                    Value
--------     -------    --------    ---------------------------   ------------
                                    Utility - 1.7%
Baa1         A            $10       Puerto Rico Electric
                                    Power Authority, 6.75%,
                                    1/1/01                          $ 10,048
                                                                    ----------
                                    Water & Sewer - 4.6%
Aa           AA-          $10       Scottsdale, Arizona,
                                    Water & Sewer, 5.75%,
                                    7/1/03                          $ 10,653
Baa1         A             15       Puerto Rico Aqueduct &
                                    Sewer Authority, 7.875%,
                                    7/1/17                            16,643
                                                                    ----------
                                                                    $ 27,296
                                                                    ----------
                                    Total tax-exempt
                                    investments (identified
                                    cost, $565,333)                 $592,141
                                                                    ==========

The Portfolio invests primarily in debt securities issued by Arizona municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 31.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 7.2% to 14.2% of total investments.

                      See notes to financial statements

                 California Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                          Tax-Exempt Investments - 100%

Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)              Security                    Value
--------     -------    --------    ---------------------------   ------------
                                   Cogeneration - 2.2%
NR          BBB-        $1,500     Central Valley Finance
                                   Authority, Carson Ice-Gen.
                                   Project, 5.20%, 7/1/99         $ 1,509,990
                                                                  ------------
                                   Education - 5.5%
Aaa         AAA         $1,500     California Educational
                                   Facilities Authority,
                                   Stanford University, 5.90%,
                                   11/1/03                        $ 1,613,235
Aaa         AAA          2,000     California Educational
                                   Facilities Authority,
                                   California Institute of
                                   Technology, 6.375%, 1/1/08       2,122,740
                                                                  ------------
                                                                  $ 3,735,975
                                                                  ------------
                                   Escrowed/Prerefunded - 19.1%
NR          A-          $1,700     California Educational
                                   Facilities Authority,
                                   National University,
                                   Prerefunded to 5/1/01,
                                   7.15%, 5/1/21                  $ 1,946,398
Aaa         AAA          2,300     California State Public
                                   Works Board, Department of
                                   Corrections, Prerefunded to
                                   9/1/01, 6.50%, 9/1/19            2,577,955
Aaa         AAA          1,500     East Bay Municipal Utility
                                   District, Water System
                                   Bonds, (AMBAC), Prerefunded
                                   to 6/1/01, 6.375%, 6/1/21        1,676,805
Aaa         AAA          2,000     Los Angeles County
                                   Commission Authority, Sales
                                   Tax Bonds, Prerefunded to
                                   7/1/01, 6.75%, 7/1/18            2,261,700
NR          AAA          1,000     Puerto Rico Highway,
                                   Prerefunded to 7/1/00,
                                   7.75%, 7/1/16                    1,160,470
NR          AAA            100     Redevelopment Agency of the
                                   City of Azusa, SFMR,
                                   Escrowed to Maturity,
                                   6.40%, 10/1/02                     107,564
NR          AAA          3,000     San Bernadino, California,
                                   Certificates of
                                   Participation, Prerefunded
                                   to 8/1/01, 7.00%, 8/1/28         3,434,910
                                                                  ------------
                                                                  $13,165,802
                                                                  ------------
                                   Electric Utilities - 9.3%
A2          A+          $  500     California Pollution
                                   Control Financing
                                   Authority, Southern
                                   California Edison Company,
                                   Series C, 6.85%, 12/1/08       $   533,035
A2          A+           1,000     California Pollution
                                   Control Financing
                                   Authority, Southern
                                   California Edison Company,
                                   Series D, 6.85%, 12/1/08         1,066,070
Aa          AA-          1,700     Department of Water and
                                   Power of the City of Los
                                   Angeles, Electric Plant
                                   Revenue Bonds, 5.75%,
                                   11/15/02                         1,799,399
Aa          AA-          2,000     Southern California Public
                                   Power Authority, 5.50%,
                                   7/1/12                           1,911,320
Aa          NR           1,000     Southern California Public
                                   Power Authority,
                                   Transmission Project,
                                   7.00%, 7/1/00                    1,078,170
                                                                  ------------
                                                                  $ 6,387,994
                                                                  ------------
                                   General Obligations - 13.5%
A1          A           $1,625     State of California, 6.80%,
                                   10/1/02                        $ 1,835,633
A1          A            1,100     State of California, 6.10%,
                                   9/1/04                           1,185,250
Aa          AA-          1,000     Palos Verdes Library
                                   District, 6.70%, 8/1/11          1,061,160
Baa1        A              750     Commonwealth of Puerto
                                   Rico, 6.35%, 7/1/10                791,760
Baa1        A              475     Puerto Rico Public Building
                                   Authority, 6.50%, 7/1/03           521,184
Baa1        A-             750     Puerto Rico Municipal
                                   Finance Agency, 5.60%,
                                   7/1/02                             772,388
A1          AA-          1,870     City and County of San
                                   Francisco, 6.50%, 12/15/03       2,021,657
A1          AA-          1,000     City and County of San
                                   Francisco, Public Schools
                                   Facilities Improvement
                                   Project, 7.60%, 9/1/06           1,072,480
                                                                  ------------
                                                                   $9,261,512
                                                                  ------------
                                   Housing - 5.5%
Aa          A+          $1,000     Department of Veterans
                                   Affairs of the State of
                                   California, Home Purchase
                                   Revenue Bonds, (AMT),
                                   7.50%, 8/1/98                   $1,026,330
A2          NR           1,000     Orange County, California,
                                   Apartment Development
                                   Revenue Bonds, Villa La
                                   Paz, LOC Tokai Bank, 4.50%,
                                   8/15/07                            986,610

Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
Moody's      Poor's    omitted)              Security                    Value
--------     -------    --------    ---------------------------   ------------
                                   Housing (continued)
NR          AA+            750     Housing Authority of the
                                   County of Santa Clara,
                                   Orchard Glen Apartments,
                                   5.25%, 11/1/98                     752,888
NR          AAA          1,000     The City of Palmdale,
                                   California, Oasis at
                                   Palmdale Apartments,
                                   (FNMA), 5.60%, 12/1/99           1,027,530
                                                                  ------------
                                                                   $3,793,358
                                                                  ------------
                                   Hospitals - 3.9%
A1          AA-         $2,400     California Health
                                   Facilities Financing
                                   Authority, Sisters of
                                   Providence, 7.50%,
                                   10/1/10                         $2,653,608
                                                                  ------------
                                   Industrial Development
                                   Revenue - 2.5%
Aaa         AAA         $1,700     California Pollution
                                   Control Financing
                                   Authority, North County
                                   Recycling Center, 6.00%,
                                   7/1/00                          $1,700,000
                                                                  ------------
                                   Insured Education - 1.6%
Aaa         AAA         $1,000     The Regents of the
                                   University of California,
                                   (MBIA), 6.00%, 9/1/02           $1,079,550
                                                                  ------------
                                   Insured Electric Utilities - 6.1%
Aaa         AAA         $1,000     California Pollution
                                   Control Financing
                                   Authority, Southern
                                   California Edison Company,
                                   (MBIA), 6.85%, 12/1/08          $1,075,070
Aaa         AAA          1,900     Northern California Power
                                   Agency, (MBIA), 6.00%,
                                   8/1/03                           2,048,409
Aaa         AAA          1,000     Sacramento Municipal
                                   Utility District, (MBIA),
                                   6.20%, 8/15/05                   1,083,780
                                                                  ------------
                                                                   $4,207,259
                                                                  ------------
                                   Insured General Obligations - 4.8%
Aaa         AAA         $1,000     The City and County of San
                                   Francisco, School District
                                   Facilities Improvement
                                   Projects, (FGIC), 6.00%,
                                   6/15/01                         $1,072,490
Aaa         AAA          1,925     Moulton Niguel, California
                                   Water District, (AMBAC),
                                   7.30%, 4/1/12                    2,186,165
                                                                  ------------
                                                                   $3,258,655
                                                                  ------------
                                   Insured Hospital Revenue - 5.1%
Aaa         AAA         $1,750     ABAG Finance Authority,
                                   Certificates of
                                   Participation, Stanford
                                   University Hospital,
                                   (MBIA), 4.90%, 11/1/03          $1,739,553
Aaa         AAA          1,000     ABAG Finance Authority,
                                   Certificates of
                                   Participation, Stanford
                                   University Hospital,
                                   (MBIA), 5.125%, 11/1/05            994,900
Aaa         AAA            750     ABAG Finance Authority,
                                   Certificates of
                                   Participation, Stanford
                                   University Hospital,
                                   (MBIA), 5.875%, 11/1/06            786,383
                                                                  ------------
                                                                   $3,520,836
                                                                  ------------
                                   Insured Lease Revenue/
                                   Certificates of Participation - 1.9%
Aaa         AAA         $1,250     Merced County, California,
                                   CSAC Lease Finance Program,
                                   Certificates of
                                   Participation, (FSA),
                                   5.60%, 10/1/01                  $1,315,475
                                                                  ------------
                                   Insured Transportation - 1.6%
Aaa         AAA         $1,000     San Francisco Bay Area
                                   Rapid Transit District,
                                   (AMBAC), 6.75%, 7/1/09          $1,080,410
                                                                  ------------
                                   Insured Water & Sewer
                                   Revenue - 2.1%
Aaa         AAA         $  585     Sweetwater Authority, Water
                                   Revenue Bonds, (AMBAC),
                                   7.00%, 4/1/10                   $  634,058
Aaa         AAA            750     City of Vallejo,
                                   California, Water
                                   Improvement Project,
                                   (FGIC), 6.00%, 11/1/00             804,368
                                                                  ------------
                                                                   $1,438,426
                                                                  ------------
                                   Lease Revenue/Certificate of
                                   Participation - 2.9%
Aa          NR          $2,000     University of California,
                                   Central Chiller Project,
                                   5.20%, 11/1/07                  $1,954,360
                                                                  ------------
                                   Special Tax Revenue - 3.0%
Aa          AA          $2,000     Orange County Local
                                   Transportation Authority,
                                   Sales Tax Revenue Bonds,
                                   5.70%, 2/15/03                  $2,053,000
                                                                  ------------

Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)              Security                    Value
--------     -------    --------    ---------------------------   ------------
                                   Transportation - 3.9%
A1          NR          $1,000     Contra Costa, California
                                   Transportation Authority,
                                   6.40%, 3/1/01                  $ 1,080,300
Aa          AA           1,500     Los Angeles Department of
                                   Airports, 7.40%, 5/1/10          1,590,000
                                                                  ------------
                                                                  $ 2,670,300
                                                                  ------------
                                   Water & Sewer Revenue - 5.5%
A           NR          $  700     Coachella Valley Water
                                   District, Flood Control
                                   Project, Certificates of
                                   Participation, 5.75%,
                                   10/1/00                        $   714,263
A1          A            2,000     The City of Los Angeles
                                   Wastewater System, 6.90%,
                                   6/1/08                           2,188,380
Baa1        A              750     Puerto Rico Aqueduct and
                                   Sewer Authority, 7.875%,
                                   7/1/17                             832,125
                                                                  ------------
                                                                  $ 3,734,768
                                                                  ------------
                                   Total tax-exempt
                                   investments (identified
                                   cost $66,519,577)              $68,521,278
                                                                  ============

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 23.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.9% to 12.9% of total investments.

                      See notes to financial statements

                Connecticut Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                         Tax-Exempt Investments - 100%
 Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)             Security                   Value
--------     -------    --------    --------------------------   -----------
                                   Education - 7.1%
NR          A           $  345     State of Connecticut HEFA,
                                   The Taft School Issue,
                                   4.50%, 7/1/01                 $  338,141
Baa1        BBB+           750     State of Connecticut HEFA,
                                   Fairfield University
                                   Issue, 6.90%, 7/1/14             783,390
                                                                 -----------
                                                                 $1,121,531
                                                                 -----------
                                   Electric Revenue - 3.5%
Baa1        A-          $  500     Puerto Rico Electric Power
                                   Authority, 7.125%, 7/1/14     $  545,250
                                                                 -----------
                                   Escrowed/Prerefunded - 3.5%
Aaa         AAA         $  500     South Central Connecticut
                                   Regional Water Authority,
                                   (AMBAC), Prerefunded to
                                   8/1/01, 6.50%, 8/1/07         $  557,050
                                                                 -----------
                                   General Obligations - 20.8%
Aa          AA-         $  500     State of Connecticut,
                                   5.95%, 11/15/00               $  534,645
Aa          AA-            500     State of Connecticut,
                                   6.50%, 3/1/03                    551,050
Aa          AA             250     Town of Danbury,
                                   Connecticut, 7.00%, 8/1/04       287,805
NR          BBB            300     Government of Guam, 4.80%,
                                   11/15/03                         287,331
A1          NR             125     Town of Killington,
                                   Connecticut, 6.80%,
                                   9/15/07                          133,905
A1          NR             125     Town of Newton,
                                   Connecticut, 4.60%,
                                   6/15/02                          125,420
Baa1        A              250     Commonwealth of Puerto
                                   Rico, 7.50%, 7/1/04              294,765
Baa1        A              285     Commonwealth of Puerto
                                   Rico, 6.35%, 7/1/10              300,869
Baa1        A-             500     Puerto Rico Municipal
                                   Finance Agency, 5.70%,
                                   7/1/03                           516,685
Baa1        A-             250     Puerto Rico Municipal
                                   Finance Agency, 5.875%,
                                   7/1/06                           256,935
                                                                 -----------
                                                                 $3,289,410
                                                                 -----------
                                   Hospital Revenue - 4.3%
NR          BBB-        $  640     Connecticut Health and
                                   Educational Facilities
                                   Authority, New Britain
                                   Hospital, 7.50%, 7/1/06       $  683,834
                                                                 -----------
                                   Housing - 8.9%
Aa          AA          $  120     Connecticut Housing
                                   Finance Authority, 5.45%,
                                   5/15/04                       $  120,401
Aa          AA             200     Connecticut Housing
                                   Finance Authority, 6.95%,
                                   11/15/01                         210,734
Aa          AA           1,000     Connecticut Housing
                                   Finance Authority, 6.90%,
                                   11/15/99                       1,068,250
                                                                 -----------
                                                                 $1,399,385
                                                                 -----------
                                   Insured Transportation - 5.6%
Aaa         AAA         $  750     Connecticut State Airport
                                   Bonds, Bradley
                                   International Airport,
                                   (FGIC), 7.40%, 10/1/04        $  886,230
                                                                 -----------
                                   Insured Hospitals - 15.2%
Aaa         AAA         $  695     Connecticut Development
                                   Authority, Hartford
                                   Hospital Real Estate
                                   Corporation Project,
                                   (MBIA), (AMT), 6.875%,
                                   10/1/06                       $  751,545
Aaa         AAA            750     Connecticut HEFA, Bristol
                                   Hospital Issue, (MBIA),
                                   7.00%, 7/1/09                    824,753
Aaa         AAA            500     Connecticut HEFA,
                                   Waterbury Hospital Issue,
                                   (FSA), 7.00% 7/1/20              549,835
Aaa         AAA            250     Connecticut HEFA, Stamford
                                   Hospital Issue, (MBIA),
                                   6.50%, 7/1/06                    269,653
                                                                 -----------
                                                                 $2,395,786
                                                                 -----------
                                   Insured General Obligations - 7.7%
Aaa         AAA          $315      New Haven, Connecticut,
                                   (FGIC), 5.25%, 8/1/06         $  314,458
Aaa         AAA           500      Old Saybrook, Connecticut,
                                   (AMBAC), 4.10%, 8/15/01          490,270
Aaa         AAA           100      Town of Oxford,
                                   Connecticut, (FGIC),
                                   6.90%, 2/1/06                    108,465
Aaa         AAA           300      City of Waterbury,
                                   Connecticut, (FGIC),
                                   4.80%, 4/15/01                   303,480
                                                                 -----------
                                                                 $1,216,673
                                                                 -----------
                                   Insured Miscellaneous - 5.1%
Aaa         AAA          $725      Woodstock, Connecticut
                                   Special Obligation Bonds,
                                   (AMBAC), 7.00%, 3/1/07        $  800,705
                                                                 -----------
                                   Insured Special Tax - 7.2%
Aaa         AAA          $525      Connecticut Special
                                   Assessment Unemployment
                                   Compensation Advance Fund
                                   Revenue Bonds, (AMBAC),
                                   4.60%, 5/15/00                $  529,316

 Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)             Security                   Value
--------     -------    --------    --------------------------   -----------
                                   Insured Special Tax (continued)
Aaa         AAA           600      Connecticut Special Tax,
                                   (FGIC), 5.10%, 6/1/03             608,310
                                                                 -----------
                                                                 $ 1,137,626
                                                                 -----------
                                   Miscellaneous - 7.2%
A1          AA-          $500      Connecticut State
                                   Development Authority,
                                   4.60%, 11/15/01               $   500,765
A2          NR            625      Connecticut State
                                   Development Authority,
                                   Frito-Lay Incorporated
                                   Project, 6.375%, 7/1/04           638,537
                                                                 -----------
                                                                 $ 1,139,302
                                                                 -----------
                                   Solid Waste - 1.8%
NR          A-           $300      Eastern Connecticut
                                   Resource Recovery
                                   Authority, Wheelabrator
                                   Lisbon Project, (AMT),
                                   4.90%, 1/1/02                 $   290,265
                                                                 -----------
                                   Special Tax Revenue - 2.1%
A1          AA-          $300      State of Connecticut,
                                   Special Tax Obligation
                                   Bonds, 7.00%, 10/1/99         $   326,905
                                                                 -----------
                                   Total tax-exempt
                                   investments (identified
                                   cost $15,417,395)             $15,789,952
                                                                 ===========

The Portfolio invests primarily in debt securities issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 40.8% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 3.5% to 14.1% of total investments.

                      See notes to financial statements

                  Florida Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                         Tax-Exempt Investments - 100%
 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                   Value
--------     -----    ------    ---------------------------   -----------
                               Escrowed/Prerefunded - 22.8%
Aaa         AAA      $1,015    Dade County FL, Educational
                               Facilities Authority,
                               (MBIA), Prerefunded to
                               10/1/01, 7.00%, 10/1/08        $ 1,162,510
Aaa         AAA       1,000    Dunnedin FL Hospital, Mease
                               Health Care, (MBIA),
                               Prerefunded to 11/15/01,
                               6.75%, 11/15/21                  1,134,270
Aaa         AAA       3,000    Florida Board of Education
                               Capital Outlay, Prerefunded
                               to 6/1/00 7.25%, 6/1/23          3,405,330
Aaa         AAA       1,500    Florida Department of
                               Natural Resources,
                               Preservation 2000, (MBIA),
                               7.25%, 7/1/08                    1,650,120
Aaa         AAA       1,000    Florida MPA, All
                               Requirements Power Supply
                               Project, (AMBAC),
                               Prerefunded to 10/1/02,
                               6.25%, 10/1/21                   1,112,240
Aaa         AAA       1,500    Florida MPA, Stanton II
                               Project, (AMBAC),
                               Prerefunded to 6/1/02,
                               6.50%, 10/1/20                   1,690,575
Aaa         AAA       1,780    Hollywood FL Water & Sewer,
                               (FGIC), Prerefunded to
                               10/1/02 6.375%, 10/1/02          1,980,837
Aaa         AAA       1,500    Jacksonville Beach
                               Utilities, (MBIA),
                               Prerefunded to 10/1/01,
                               6.50%, 10/1/12                   1,678,995
Aaa         AAA       2,500    Jacksonville Electric
                               Authority, Bulk Power
                               Supply System, Prerefunded
                               to 10/1/00, 6.75%, 10/1/21       2,790,875
Aaa         AAA       4,485    Jacksonville Electric
                               Authority, Bulk Power
                               Supply System, Prerefunded
                               to 10/1/00, 6.75%, 10/1/16       5,006,830
Aaa         AAA       1,000    Manatee County Public
                               Utilities, (MBIA),
                               Prerefunded to 10/1/01,
                               6.80%, 10/1/05                   1,134,930
Aaa         AAA       3,250    Orlando Utility Community
                               Water & Electric,
                               Prerefunded to 10/1/01,
                               6.50%, 10/1/20                   3,637,823
Aaa         AAA       2,000    Palm Bay FL Utility, Palm
                               Bay Utility Corporation,
                               (MBIA) Prerefunded to
                               10/1/02, 6.20%, 10/1/17          2,218,560
Aaa         AAA       2,805    Palm Beach County Criminal
                               Justice Facilities, (FGIC),
                               Prerefunded to 6/1/00,
                               7.00%, 6/1/01                    3,154,727
                                                              -----------
                                                              $31,758,622
                                                              -----------
                               General Obligations - 13.2%
Aa          AA       $1,500    Florida State Board of
                               Education, 6.25%, 6/1/01       $ 1,635,990
Aa          AA        1,500    Florida State Board of
                               Education, 6.75%, 6/1/12         1,670,535
Aa          AA        2,000    Florida State Board of
                               Education, 6.75%, 6/1/00         2,207,360
Aa          AA        1,295    Florida State Board of
                               Education, 6.75%, 6/1/04         1,423,412
NR          A           350    Hillsborough County,
                               (Environmentally Sensitive
                               Lands Acquisition and
                               Protection Program), 6.00%,
                               7/1/03                             370,136
Baa1        A         1,000    Puerto Rico Public Building
                               Authority, 6.50%, 7/1/03         1,097,230
Baa1        A-        2,000    Puerto Rico Municipal
                               Finance Agency, 5.50%,
                               7/1/01                           2,057,240
Baa1        A-          775    Puerto Rico Municipal
                               Finance Agency, 5.60%,
                               7/1/02                             798,134
Baa1        A-        5,400    Puerto Rico Municipal
                               Finance Agency, 5.875%,
                               7/1/05                           5,587,704
NR          NR        1,500    Virgin Islands Public
                               Finance Authority, 6.80%,
                               10/1/00                          1,602,960
                                                              -----------
                                                              $18,450,701
                                                              -----------
                               Hospitals - 3.9%
NR          BBB       $470     Escambia County Health
                               Facilities Authority,
                               (Baptist Hospital Inc., and
                               Baptist Manor Inc.) 5.00%,
                               10/1/95                         $470,005
NR          BBB        490     Escambia County Health
                               Facilities Authority,
                               (Baptist Hospital Inc., and
                               Baptist Manor Inc.) 5.50%,
                               10/1/96                          493,278
NR          BBB        515     Escambia County Health
                               Facilities Authority,
                               (Baptist Hospital Inc., and
                               Baptist Manor Inc.) 6.00%,
                               10/1/97                          523,276
NR          BBB        545     Escambia County Health
                               Facilities Authority,
                               (Baptist Hospital Inc., and
                               Baptist Manor Inc.) 6.25%,
                               10/1/98                          558,690

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                   Value
--------     -----    ------    ---------------------------   -----------
                               Hospitals (continued)
Baa1        NR          425    Jacksonville Health
                               Facilities Authority,
                               (National Benevolent
                               Association- Cypress
                               Village Project), 6.00%,
                               12/1/98                           429,573
Baa1        NR          450    Jacksonville Health
                               Facilities Authority,
                               (National Benevolent
                               Association- Cypress
                               Village Project), 6.25%,
                               12/1/99                           457,839
Baa1        NR          480    Jacksonville Health
                               Facilities Authority,
                               (National Benevolent
                               Association-Cypress Village
                               Project), 6.50%, 12/1/00          489,821
NR          A-        1,635    Palm Beach County Health
                               Facilities Authority, Good
                               Samaritan Health Systems
                               Inc., 5.60% 10/1/01             1,670,807
A           BBB+        290    St. Johns County Industrial
                               Development Authority,
                               (Flagler Hospital Project),
                               5.60%, 8/1/01                     296,911
                                                              -----------
                                                              $5,390,200
                                                              -----------
                               Housing - 1.4%
Baa         BBB      $2,000    Puerto Rico Housing Bank
                               and Finance Agency, 5.10%,
                               12/1/03                        $1,961,960
                                                              -----------
                               Industrial Development
                               Revenue - 2.6%
Baa2        BBB      $1,470    Nassau County PCR, (ITT
                               Rayonier Incorporated
                               Project), 5.60%, 6/1/00        $1,492,109
B1          BB+       2,000    Polk County, Florida,
                               Industrial Development
                               Authority, (IMC
                               Fertilizer), 7.525%, 1/1/15     2,089,640
                                                              -----------
                                                              $3,581,749
                                                              -----------
                               Insured General
                               Obligations - 5.4%
Aaa         AAA      $2,475    Dade County Local School
                               District, (MBIA), 6.40%,
                               8/1/00                         $2,705,868
Aaa         AAA       1,500    Dade County Local School
                               District, (MBIA), 6.00%,
                               8/1/06                          1,573,320
Aaa         AAA       1,000    Dade County Local School
                               District, (MBIA), 5.20%,
                               8/1/07                          1,007,330
Aaa         AAA         500    Duval County Local School
                               District, (AMBAC), 6.00%,
                               8/1/03                            542,790
Aaa         AAA       1,580    Sarasota County FL, (FGIC),
                               6.25%, 10/1/05                  1,707,222
                                                              -----------
                                                              $7,536,530
                                                              -----------
                               Insured Health Care - 3.2%
Aaa         AAA      $4,000    Jacksonville Health
                               Facilities Authority,
                               (Baptist Medical Center
                               Project), (MBIA), 7.25%,
                               6/1/05 (1)                     $4,436,280
                                                              -----------
                               Insured Hospitals - 8.7%
Aaa         AAA      $1,050    Hillsborough County
                               Hospital Authority, (Tampa
                               General Hospital Project),
                               (FSA), 5.875%, 10/1/00         $1,126,493
Aaa         AAA       2,000    Hillsborough County
                               Hospital Authority, (Tampa
                               General Hospital Project),
                               (FSA), 6.375%, 10/1/13          2,081,100
Aaa         AAA       1,000    City of Lakeland, (Lakeland
                               Regional Medical Center
                               Project), (FGIC), 5.40%,
                               11/15/01                        1,057,980
Aaa         AAA       1,360    North Broward Hospital
                               District, (MBIA), 6.20%,
                               1/1/04                          1,480,972
Aaa         AAA       1,000    Orange County Health
                               Facilities Authority,
                               (Adventist Health System/
                               Sunbelt Inc,) (CGIC),
                               5.50%, 11/15/02                  1,063,370
Aaa         AAA       4,500    South Broward Hospital
                               District, (AMBAC), 7.50%,
                               5/1/08                           5,260,725
                                                              -----------
                                                              $12,070,640
                                                              -----------
                               Insured Housing - 1.4%
Aaa         AAA      $2,000    Florida Housing Finance
                               Agency, Multi-Family
                               Housing, (Lantana-Oxford
                               Project), (FSA), 5.50%,
                               11/1/07                        $ 2,006,920
                                                              -----------
                               Insured Lease Revenue/Certificates
                               of Participation - 1.1%
Aaa         AAA      $1,150    City of Collier County,
                               Certificate of
                               Participation, (FSA),
                               5.35%, 2/15/02                 $ 1,193,827
Aaa         AAA         315    Santa Rosa County, Florida,
                               (FSA), 5.90%, 2/1/01               338,118
                                                              -----------
                                                              $ 1,531,945
                                                              -----------

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                   Value
--------     -----    ------    ---------------------------   -----------
                               Insured Miscellaneous - 2.5%
Aaa         AAA      $2,000    City of Jacksonville,
                               Guaranteed Entitlement,
                               (AMBAC), 5.50% 10/1/02         $ 2,134,880
Aaa         AAA         500    Lee County Capital Revenue,
                               (MBIA), 7.30%, 10/1/07             557,640
Aaa         AAA         755    Miami Sports and Exhibition
                               Authority, Special
                               Obligation, (FGIC), 5.65%,
                               10/1/02                            809,858
                                                              -----------
                                                              $ 3,502,378
                                                              -----------
                               Insured Solid Waste - 0.4%
Aaa         AAA      $  535    Pinellas County Resource
                               Recovery, (MBIA), 6.85%
                               10/1/03                        $   599,216
                                                              -----------
                               Insured Special Tax - 5.3%
Aaa         AAA      $1,525    Florida Department of
                               Natural Resources,
                               Preservation 2000, (AMBAC),
                               6.70%, 7/1/05                  $ 1,713,277
Aaa         AAA       5,150    Tampa FL Utility Tax,
                               (AMBAC), 6.50%, 10/1/02          5,703,419
                                                              -----------
                                                              $ 7,416,696
                                                              -----------
                               Insured Transportation - 8.2%
Aaa         AAA      $1,700    Hillsborough County
                               Aviation Authority, Tampa
                               International Airport,
                               (FGIC), 6.60%, 10/1/03         $ 1,855,601
Aaa         AAA       2,000    Hillsborough County
                               Aviation Authority, Tampa
                               International Airport,
                               (FGIC), 6.80%, 10/1/05           2,186,000
Aaa         AAA       3,120    Hillsborough County
                               Aviation Authority, Tampa
                               International Airport,
                               (FGIC), 6.85%, 10/1/06           3,408,600
Aaa         AAA       1,000    Port Everglades Authority
                               FL, Port Facilities,
                               (FGIC), 7.00%, 9/1/00            1,119,680
Aaa         AAA       2,500    Palm Beach County, Florida,
                               Airport, (MBIA), 7.75%,
                               10/1/10                          2,917,700
                                                              -----------
                                                              $11,487,581
                                                              -----------
                               Insured Water & Sewer - 5.5%
Aaa         AAA      $  600    Cape Coral FL Wastewater,
                               (FSA), 5.75%, 7/1/01           $   640,026
Aaa         AAA         790    Cape Coral FL Wastewater,
                               (FSA), 6.10%, 7/1/05               845,087
Aaa         AAA       2,000    Manatee County FL, Public
                               Utilities, (MBIA), 6.75%,
                               10/1/04                          2,291,520
Aaa         AAA       1,005    Northern Palm Beach County
                               FL Water Control District,
                               (MBIA), 7.15%, 11/1/02           1,107,329
Aaa         AAA       1,080    Northern Palm Beach County
                               FL Water Control District,
                               (MBIA), 7.15%, 11/1/03           1,188,875
Aaa         AAA       1,000    Pasco County FL, Water &
                               Sewer Revenue, (FGIC),
                               5.40%, 10/1/03                   1,060,530
Aaa         AAA         500    Port Orange FL Water &
                               Sewer Revenue, (AMBAC),
                               6.50%,10/1/04                      541,210
                                                              -----------
                                                              $ 7,674,577
                                                              -----------
                               Miscellaneous - 0.7%
Baa         BBB      $1,000    Puerto Rico Housing Bank &
                               Finance Agency, 5.00%,
                               12/1/02                        $   982,830
                                                              -----------
                               Solid Waste - 0.8%
A           NR       $1,165    Brevard County, Florida,
                               Solid Waste Management
                               System 5.00%, 4/1/01           $ 1,174,448
                                                              -----------
                               Special Tax Revenue - 0.3%
Baa1        BBB+     $  400    Puerto Rico Infrastructure
                               Financing Authority, 7.60%,
                               7/1/00                         $   437,924
                                                              -----------
                               Transportation - 0.7%
A           A        $  925    Florida Sunshine Skyway
                               Revenue Bonds, 6.40%,
                               7/1/04                         $   994,856
                                                              -----------
                               Utilities - 7.1%
Aa1         AA       $3,000    Jacksonville Electric
                               Authority, St. John's River
                               Power Park, 6.50%, 10/1/03     $3,362,670
Aa1         AA        4,000    Jacksonville Electric
                               Authority, St. John's River
                               Power Park, Crossover
                               Refunding, 6.95%, 10/1/04       4,420,080
Aa          AA-       2,000    City of Tallahassee,
                               Electric Refunding Bonds,
                               5.90%, 10/1/05                  2,151,560
                                                              -----------
                                                              $9,934,310
                                                              -----------
                               Water & Sewer Revenue - 4.6%
A3          A+       $  330    Dunes Community Development
                               District, (Flagler County,
                               Water & Sewer Project),
                               5.40%, 10/1/00                 $  342,695

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                   Value
--------     -----    ------    ---------------------------   -----------
                               Water & Sewer Revenue (continued)
A3          A+          345    Dunes Community Development
                               District, (Flagler County,
                               Water & Sewer Project),
                               5.50%, 10/1/01                     360,180
A3          A+          365    Dunes Community Development
                               District, (Flagler County,
                               Water & Sewer Project),
                               5.60%, 10/1/02                     382,166
A3          A+          380    Dunes Community Development
                               District, (Flagler County,
                               Water & Sewer Project),
                               5.70%, 10/1/03                     400,155
A1          A+        1,110    Pinellas County FL, Water
                               Revenue Certificates,
                               5.90%, 10/1/01                   1,139,126
Aa          AA-       1,700    St. Petersberg FL, Public
                               Utility Revenue, 6.65%,
                               10/1/03                          1,941,625
Baa1        A         1,750    Puerto Rico Aqueduct &
                               Sewer Authority, 7.875%,
                               7/1/17                           1,871,136
                                                              -----------
                                                             $  6,437,083
                                                              -----------
                               Total tax-exempt
                               investments (identified
                               cost, $134,625,228)           $139,367,446
                                                              ===========

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 41.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 0.8% to 15.1% of total investments.

                      See notes to financial statements

               Massachusetts Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                         Tax-Exempt Investments - 100%
 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                  Value
--------     -----    ------    ---------------------------   ----------
                               Education - 7.4%
A1          A+       $1,200    Massachusetts Health and
                               Education Finance
                               Authority, Tufts University
                               Issue, 7.40%, 8/1/18          $ 1,293,444
A           A-        1,000    Massachusetts Industrial
                               Finance Agency, Clark
                               University Issue, 6.80%,
                               7/01/06                         1,095,940
Aaa         NR        5,450    The New England Education
                               Loan Marketing Corporation,
                               5.80%, 3/1/02                   5,695,359
                                                              ----------
                                                             $ 8,084,743
                                                              ----------
                               Electric Utilities - 4.8%
A           BBB+     $  500    Massachusetts Municipal
                               Wholesale Electric Company,
                               6.50%, 7/1/02                 $   544,515
A           BBB+        500    Massachusetts Municipal
                               Wholesale Electric Company,
                               5.70%, 7/1/01                     520,270
A           BBB+      1,000    Massachusetts Municipal
                               Wholesale Electric Company,
                               5.70%, 7/1/01                   1,040,540
A           BBB+        900    Massachusetts Municipal
                               Wholesale Electric Company,
                               6.75%, 7/1/05                     988,416
Baa1        A-        2,000    Puerto Rico Electric Power
                               Authority, 7.00%, 7/1/07        2,156,140
                                                              ----------
                                                             $ 5,249,881
                                                              ----------
                               Escrowed/Prerefunded - 21.4%
Aaa         NR       $1,655    City of Boston,
                               Massachusetts, Boston City
                               Hospital, (FHA),
                               Prerefunded to 8/15/00,
                               7.15%, 8/15/01                $ 1,871,209
Aaa         AAA       1,175    Boston, Massachusetts,
                               (MBIA), Prerefunded to
                               7/1/01, 6.75%, 7/1/11           1,319,196
Aaa         A+        1,000    The Commonwealth of
                               Massachusetts, Prerefunded
                               to 10/1/96, 7.125%, 10/1/05     1,049,810
Aaa         A+          470    The Commonwealth of
                               Massachusetts, Prerefunded
                               to 12/15/98, 7.375%,
                               12/15/04                          519,698
Aaa         A+        1,000    The Commonwealth of
                               Massachusetts, Prerefunded
                               to 8/1/01, 6.75%, 8/1/06        1,124,030
Aaa         NR        1,000    Lowell, Massachusetts,
                               Prerefunded to 2/15//01,
                               7.625%, 2/15/10                 1,165,770
Aaa         AAA       2,000    Lynn, Massachusetts Water
                               and Sewer Commission,
                               (MBIA), Prerefunded to
                               12/1/00, 7.25%, 12/1/10         2,282,300
Aaa         BBB+      1,245    Massachusetts Municipal
                               Wholesale Electric System,
                               Prerefunded to 7/1/02,
                               6.75%, 7/1/17                   1,409,091
NR          A+        1,700    Massachusetts Health and
                               Educational Facilities
                               Authority, Baystate Medical
                               Center, Prerefunded to
                               7/1/99, 7.375%, 7/1/08          1,898,322
NR          AAA       1,085    Massachusetts Health and
                               Educational Facilities
                               Authority, Jordan Hospital
                               Issue, (FHA), Prerefunded
                               to 8/15/98, 7.85%, 8/15/28      1,206,867
Aaa         AAA       1,750    Massachusetts Industrial
                               Finance Agency, Museum of
                               Science Issue, (FSA),
                               Prerefunded to 11/1/99,
                               7.30%, 11/1/09                  1,966,668
Aaa         AAA       6,750    Massachusetts Water
                               Resource Authority,
                               Prerefunded to 4/1/00,
                               7.50%, 4/1/09                   7,675,763
                                                              ----------
                                                             $23,488,724
                                                              ----------
                               General Obligations - 9.5%
Baa         NR       $  750    Greater New Bedford
                               Regional Refuse Management
                               District, Landfill Bonds,
                               (AMT), 5.00%, 5/1/99            $743,685
Baa         NR          750    Greater New Bedford
                               Regional Refuse Management
                               District, Landfill Bonds,
                               (AMT), 5.10%, 5/1/00             737,970
Baa         A-        1,000    City of Lawrence,
                               Massachusetts State
                               Qualified Bonds, 5.00%,
                               9/15/02                          998,230
Baa         A-          500    City of Lawrence,
                               Massachusetts State
                               Qualified Bonds, 5.25%,
                               9/15/04                          500,690
Baa1        NR          500    City of Lowell,
                               Massachusetts, State
                               Qualified Bonds, 5.50%,
                               8/15/97                          511,055
Baa1        NR          650    City of Lowell,
                               Massachusetts, State
                               Qualified Bonds, 5.75%,
                               8/15/98                          671,385

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                  Value
--------     -----    ------    ---------------------------   ----------
                               General Obligations (continued)
A1          A+          730    The Commonwealth of
                               Massachusetts Dedicated
                               Income Tax Bonds, 7.875%,
                               6/1/97                            775,253
A1          A+        1,240    The Commonwealth of
                               Massachusetts, 6.10%,
                               6/1/02                          1,343,329
A1          A+        1,000    The Commonwealth of
                               Massachusetts, 6.25%,
                               7/1/04                          1,100,190
Baa1        A-          750    Puerto Rico Municipal
                               Finance Agency, 5.60%,
                               7/1/02                            772,388
Baa1        A           750    Commonwealth of Puerto
                               Rico, 6.35%, 7/1/10               791,760
A           NR          210    Taunton, Massachusetts,
                               8.00%, 2/1/01                     240,059
Baa1        BBB+      1,275    Worcester, Massachusetts,
                               6.80%, 5/15/00                  1,327,109
                                                              ----------
                                                             $10,513,103
                                                              ----------
                               Hospitals - 10.6%
Aa          AA-      $2,180    City of Boston,
                               Massachusetts, Boston City
                               Hospital, (FHA Insured
                               Mortgage), 5.00%, 2/15/00     $ 2,207,969
Aa          AA-       2,160    City of Boston,
                               Massachusetts, Boston City
                               Hospital, (FHA Insured
                               Mortgage), 5.15%, 2/15/01       2,203,416
A           A-        1,225    Massachusetts Health and
                               Educational Facilities
                               Authority, Charlton
                               Memorial Hospital Issue,
                               7.00%, 7/1/00                   1,317,537
A           A-          610    Massachusetts Health and
                               Educational Facilities
                               Authority, Charlton
                               Memorial Hospital Issue,
                               7.10%, 7/1/01                     663,991
Aa          AA          750    Massachusetts Health and
                               Educational Facilities
                               Authority, Children's
                               Hospital Issue, 5.50%,
                               10/1/02                           775,463
Aa          AA          500    Massachusetts Health and
                               Educational Facilities
                               Authority, Children's
                               Hospital Issue, 5.60%,
                               10/1/03                           517,230
Aa          NR        3,000    Massachusetts Health and
                               Educational Facilities
                               Authority, Daughters of
                               Charity Issue, 5.75%,
                               7/1/02                          3,141,120
A           A           650    Massachusetts Health and
                               Educational Facilities
                               Authority, New England
                               Deaconess Hospital Issue,
                               6.50%, 4/1/04                     689,098
                                                              ----------
                                                             $11,515,824
                                                              ----------
                               Housing - 0.2%
NR          BBB+     $  180    Massachusetts Housing
                               Finance Agency, (AMT),
                               8.10%, 8/1/23                 $   188,089
                                                              ----------
                               Industrial Development
                               Revenue - 0.3%
A2          NR       $  350    Canton, Massachusetts,
                               Industrial Development
                               Finance Authority, General
                               Signal Corporation, 5.625%,
                               12/1/02                       $   353,147
                                                              ----------
                               Insured Education - 3.5%
Aaa         AAA      $  635    Massachusetts Educational
                               Financing Authority,
                               (AMBAC), (AMT), 6.40%,
                               1/1/99                        $   661,041
Aaa         AAA         690    Massachusetts Educational
                               Financing Authority,
                               (AMBAC), (AMT), 6.65%,
                               1/1/01                            731,421
Aaa         AAA       2,300    Massachusetts Educational
                               Financing Authority,
                               (MBIA), (AMT), 7.35%,
                               1/1/99                          2,399,544
                                                              ----------
                                                              $3,792,006
                                                              ----------
                               Insured General Obligations - 13.1%
Aaa         AAA      $1,000    City of Boston,
                               Massachusetts, (MBIA),
                               6.375%, 7/1/02                 $1,093,320
Aaa         AAA       1,000    City of Boston,
                               Massachusetts, (AMBAC),
                               5.20%, 2/1/04                   1,017,490
Aaa         AAA       1,000    Chelsea, Massachusetts,
                               (AMBAC), 6.00%, 6/15/02         1,073,870
Aaa         AAA       1,500    The Commonwealth of
                               Massachusetts, (FGIC),
                               7.20%, 3/1/02                   1,676,550
Aaa         AAA       2,500    The Commonwealth of
                               Massachusetts, (FGIC),
                               6.50%, 6/1/01                   2,743,200

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                  Value
--------     -----    ------    ---------------------------   ----------
                               Insured General Obligations (continued)
Aaa         AAA       4,000    City of Lowell,
                               Massachusetts, State
                               Qualified Bonds, (FSA),
                               5.10%,
                               1/15/04                         4,050,880
Aaa         AAA       1,000    Town of Palmer,
                               Massachusetts, (MBIA),
                               5.50%, 10/1/01                  1,043,470
Aaa         AAA       1,000    Town of Rockport,
                               Massachusetts, (AMBAC),
                               6.80%, 12/15/04                 1,105,360
Aaa         AAA         440    City of Worcester,
                               Massachusetts, (MBIA),
                               6.80%, 5/15/00                    483,441
                                                              ----------
                                                             $14,287,581
                                                              ----------
                               Insured Hospitals - 3.8%
Aaa         AAA      $1,060    Massachusetts Health and
                               Educational Facilities
                               Authority, Berkshire Health
                               Systems, (MBIA), 6.75%,
                               10/1/19                       $ 1,130,638
Aaa         AAA         400    Massachusetts Health and
                               Educational Facilities
                               Authority, Metro West
                               Health, (AMBAC), 5.80%,
                               11/15/02                          427,068
Aaa         AAA       1,000    Massachusetts Health and
                               Educational Facilities
                               Authority, Massachusetts
                               General Hospital Issue,
                               (AMBAC), 4.85%, 7/1/04            994,300
Aaa         AAA       1,000    Massachusetts Health and
                               Educational Facilities
                               Authority, Central
                               Massachusetts Medical
                               Center, (AMBAC), 5.50%,
                               7/1/99                          1,042,040
Aaa         AAA         540    Massachusetts Health and
                               Educational Facilities
                               Authority, Central
                               Massachusetts Medical
                               Center, (AMBAC), 5.70%,
                               7/1/00                            569,236
                                                              ----------
                                                             $ 4,163,282
                                                              ----------
                               Insured Housing - 3.6%
Aaa         AAA      $1,900    Massachusetts Housing
                               Finance Agency, (AMBAC),
                               (AMT), 5.90%, 1/1/03          $ 1,965,322
Aaa         AAA       1,840    Massachusetts Housing
                               Finance Agency, (AMBAC),
                               (AMT), 6.00%, 7/1/04            1,913,342
                                                              ----------
                                                             $ 3,878,664
                                                              ----------
                               Insured Solid Waste - 1.7%
Aaa         AAA      $1,735    Massachusetts Industrial
                               Finance Agency, REFUSETECH
                               Inc. Project, (FSA), 5.45%,
                               7/1/01                        $ 1,805,875
                                                              ----------
                               Insured Transportation - 0.9%
Aaa         AAA      $  900    Massachusetts Port
                               Authority, (FGIC), (AMT),
                               7.10%, 7/1/01                 $ 1,002,762
                               Insured Utility - 3.3%
Aaa         AAA      $2,000    Massachusetts Municipal
                               Wholesale Electric Company,
                               (AMBAC), 6.625%, 7/1/03       $ 2,229,400
Aaa         AAA       1,225    Massachusetts Municipal
                               Wholesale Electric Company,
                               (MBIA), 6.40%, 7/1/02           1,342,539
                                                              ----------
                                                             $ 3,571,939
                                                              ----------
                               Insured Water & Sewer - 1.0%
Aaa         AAA      $1,000    Lynn Water and Sewer
                               Commission, (FGIC), 5.50%,
                               6/1/99                        $ 1,039,470
                                                              ----------
                               Special Tax Revenue - 4.9%
A1          AA-      $3,050    The Commonwealth of
                               Massachusetts, 7.00%,
                               6/1/02                        $ 3,435,673
NR          NR        1,750    Virgin Islands Public
                               Finance Authority, 6.70%,
                               10/1/99                         1,858,378
                                                              ----------
                                                              $5,294,051
                                                              ----------
                               Transportation - 4.9%
A1          A+       $1,500    Massachusetts Bay
                               Transportation Authority,
                               5.10%, 3/1/02                  $1,540,305
A1          A+        1,000    Massachusetts Bay
                               Transportation Authority,
                               5.30%, 3/1/04                   1,033,510
Baa1        A         1,500    Puerto Rico Highway
                               Authority, 6.75%, 7/1/05        1,625,220
A1          A+        1,000    Woods Hole, Martha's
                               Vineyard and Nantucket
                               Steamship Authority, 6.60%,
                               3/1/03                          1,117,650
                                                              ----------
                                                              $5,316,685
                                                              ----------
                               Water & Sewer Revenue - 5.1%
Aa          A+       $1,500    Massachusetts Water
                               Pollution Abatement Trust,
                               4.75%, 8/1/04                  $1,479,705

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                  Value
--------     -----    ------    ---------------------------   ----------
                               Water & Sewer Revenue (continued)
A           A         1,975    Massachusetts Water
                               Resources Authority,
                               5.875%, 11/1/04                 2,095,297
A           A           500    Massachusetts Water
                               Resources Authority, 6.30%,
                               12/1/01                           542,308
Baa1        A         1,300    Puerto Rico Aqueduct and
                               Sewer Authority, 7.875%,
                               7/1/17                          1,442,350
                                                              ----------
                                                            $  5,559,660
                                                              ----------
                               Total tax-exempt
                               investments (identified
                               cost $106,487,409)           $109,105,486
                                                              ==========

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 30.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 5.4% to 12.6% of total investments.

                      See notes to financial statements

                  Michigan Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                          Tax-Exempt Investments - 100%
 Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)            Security                  Value
--------     -------    --------    ------------------------   -----------
                                   Education - 4.1%
A1          AA-         $1,000     Michigan State
                                   University, 6.00%,
                                   8/15/06                     $1,053,230
                                                               -----------
                                   Escrowed/Prerefunded - 6.5%
Aaa         AAA         $1,000     Dearborn Michigan
                                   Economic Development
                                   Corporation, Prerefunded
                                   to 8/15/01, 6.95%,
                                   8/5/21                      $1,137,590
A1          AA+            500     Lansing Michigan Tax
                                   Increment Bonds,
                                   Escrowed to Maturity,
                                   6.20%, 10/1/04                 548,715
                                                               -----------
                                                               $1,686,305
                                                               -----------
                                   General Obligation - 14.7%
NR          BBB-        $  500     Detroit, Michigan,
                                   5.70%, 5/1/02               $  495,660
Ba1         BBB            650     Detroit, Michigan,
                                   6.25%, 4/1/05                  660,212
Ba1         BBB            495     Detroit, Michigan,
                                   6.40%, 4/1/05                  502,727
A1          AA           1,000     Oakland County Michigan
                                   Evergreen-Farmington
                                   Sewage Disposal System,
                                   6.50%, 11/1/05               1,062,090
Baa1        A            1,000     Puerto Rico Public
                                   Building Authority,
                                   6.60%, 7/1/04                1,097,050
                                                               -----------
                                                               $3,817,739
                                                               -----------
                                   Hospitals - 10.4%
A           A           $1,000     Kent County, Michigan
                                   Hospital Finance
                                   Authority, Blodgett
                                   Memorial Medical Center,
                                   7.25%, 7/1/05               $1,077,480
A           NR             535     Marquette Michigan
                                   Hospital Finance
                                   Authority, 6.625%,
                                   4/1/07                         540,061
Aa          AA           1,000     Royal Oak, Michigan
                                   Hospital Finance
                                   Authority, William
                                   Beaumont Hospital,
                                   7.75%, 1/1/03                1,083,650
                                                               -----------
                                                               $2,701,191
                                                               -----------
                                   Housing - 4.1%
NR          A+          $1,000     Michigan State Housing
                                   Development Authority,
                                   6.00%, 4/1/01               $1,052,390
                                                               -----------
                                   Industrial Development
                                   Revenue - 4.5%
NR          A+          $  750     Michigan Strategic Fund,
                                   Welch Foods Incorporated
                                   Project, 6.75%, 7/1/01      $  800,588
NR          BBB            360     Richmond, Michigan
                                   Economic Development
                                   Corporation, K-MART
                                   Project, 6.30%, 1/1/99         364,680
                                                               -----------
                                                               $1,165,268
                                                               -----------
                                   Insured Education - 1.9%
Aaa         AAA         $  500     Michigan Higher
                                   Education Student Loan
                                   Authority, (AMBAC),
                                   (AMT), 5.65%, 4/1/07        $  503,410
                                                               -----------
                                   Insured General
                                   Obligations - 16.1%
Aaa         AAA         $1,000     Comstock, Michigan
                                   Public Schools, (CGIC),
                                   6.80%, 5/1/02               $1,092,570
Aaa         AAA          1,500     Grand Ledge, Michigan
                                   Public Schools, (MBIA),
                                   7.875%, 5/1/11               1,773,315
Aaa         AAA            225     Jackson County,
                                   Michigan, Wastewater
                                   Disposal
                                   Facilities-Clark Lake,
                                   (MBIA), 8.00%, 4/1/01          261,043
Aaa         AAA            425     Jackson County,
                                   Michigan, Wastewater
                                   Disposal
                                   Facilities-Clark Lake,
                                   (MBIA), 8.00%, 4/1/02          494,139
Aaa         AAA            500     State of Michigan
                                   Municipal Bond
                                   Authority, Local
                                   Government Loan Project,
                                   (MBIA), 7.25%, 5/1/20          545,865
                                                               -----------
                                                               $4,166,932
                                                               -----------
                                   Insured Industrial
                                   Development Revenue - 4.2%
Aaa         AAA         $1,000     Monroe County, Michigan,
                                   The Detroit Edison
                                   Company, (AMBAC), (AMT),
                                   6.35%, 12/1/04              $1,077,570
                                                               -----------
                                   Insured Utility - 4.2%
Aaa         AAA         $1,000     Western Townships
                                   Michigan, Sewer Disposal
                                   System, (CGIC), 6.70%,
                                   1/1/06                      $1,075,660
                                                               -----------
                                   Lease Revenue/
                                   Certificates of
                                   Participation - 8.4%
A1          AA-         $1,000     State of Michigan
                                   Building Authority,
                                   6.40%, 10/1/04              $1,092,570
A1          AA-          1,000     State of Michigan
                                   Building Authority,
                                   6.10%, 10/1/01               1,081,570
                                                               -----------
                                                               $2,174,140
                                                               -----------

 Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)            Security                  Value
--------     -------    --------    ------------------------   -----------
                                   Special Tax Revenue - 10.2%
A1          AA-         $  875     Michigan State
                                   Comprehensive Trans,
                                   7.625%, 5/1/11              $   542,905
Baa1        A              500     Puerto Rico Highway and
                                   Transportation, 5.00%,
                                   7/1/02                          502,230
NR          BBB+         1,500     Battle Creek, Michigan
                                   Downtown Development
                                   Authority, 6.65%, 5/1/02      1,599,975
                                                               -----------
                                                               $ 2,645,110
                                                               -----------
                                   Utility - 2.2%
Baa1        A-          $  535     Puerto Rico Electric
                                   Power Authority, 6.125%,
                                   7/1/09                      $   556,507
                                                               -----------
                                   Water & Sewer Revenue - 8.5%
Aa          AA          $1,000     Michigan Municipal Bond
                                   Authority, 7.00%,
                                   10/1/02                     $ 1,140,180
Baa1        A              950     Puerto Rico Aqueduct and
                                   Sewer Authority, 7.875%,
                                   7/1/17                        1,054,024
                                                               -----------
                                                               $ 2,194,204
                                                               -----------
                                   Total tax-exempt
                                   investments (identified
                                   cost $24,819,371)           $25,869,656
                                                               ===========

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 26.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 6.1% to 11.9% of total investments.

                      See notes to financial statements

                 New Jersey Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                          Tax-Exempt Investments - 100%
 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                  Value
--------     -----    ------    ---------------------------   ----------
                               Education - 3.6%
NR          A-       $  380    New Jersey Educational
                               Facilities Authority, Drew
                               University, 5.875%, 7/1/03    $   400,345
NR          A+          360    Higher Education Assistance
                               Authority, (State of New
                               Jersey), (AMT), NJ Class
                               Loan Program, 5.70%,
                               1/1/02                            360,148
A1          AA        1,895    Rutgers, The State
                               University (The State of
                               New Jersey) 6.20%, 5/1/04       2,062,878
A           AA          250    University of Medicine and
                               Dentistry of New Jersey
                               Bonds, Series B, 7.05%,
                               12/1/00                           262,425
                                                              ----------
                                                             $ 3,085,796
                                                              ----------
                               Escrowed - 2.5%
Aaa         AAA      $1,635    Commonwealth of Puerto
                               Rico, Prerefunded to
                               7/1/99, (FGIC), 7.375%,
                               7/1/04                        $ 1,830,824
A           A           300    University of Puerto Rico,
                               University System Revenue
                               Refunding Bonds, Series K,
                               6.50%, 6/1/04                     317,550
                                                              ----------
                                                             $ 2,148,374
                                                              ----------
                               General Obligations - 13.3%
Aa          NR       $1,000    Cherrry Hill Township, New
                               Jersey, 6.20%, 6/1/08         $ 1,053,240
Aaa         AAA       1,280    County of Morris, New
                               Jersey, 6.50%, 8/1/02           1,433,690
Aa          AA        1,000    The Township of Morris, New
                               Jersey, 6.55%, 7/1/02           1,111,840
Aa1         AA+        1000    State of New Jersey, 7.25%,
                               4/15/01                         1,099,270
Aa1         AA+        1000    State of New Jersey, 6.00%,
                               8/1/04                          1,076,900
Aa          NR        1,000    County of Ocean, New
                               Jersey, 6.75%, 7/13/01          1,112,680
Aa          NR        1,000    County of Ocean, New
                               Jersey, 6.375%, 4/15/01         1,090,370
Baa1        A-          750    Puerto Rico Municipal
                               Finance Agency, 5.60%,
                               7/1/02                            772,388
Baa1        A         1,000    Commonwealth of Puerto
                               Rico, 6.35%, 7/1/10             1,055,680
Baa1        A           440    Commonwealth of Puerto
                               Rico, 8.00%, 7/1/06               482,368
Aa          AA        1,000    South Brunswick, New
                               Jersey, 7.125%, 7/15/02         1,141,800
                                                              ----------
                                                             $11,430,226
                                                              ----------
                               Health Care - 2.6%
A           A-       $1,000    New Jersey Health Care
                               Facilities Financing
                               Authority, (Atlantic City
                               Medical Care Center),
                               6.45%, 7/1/02                 $ 1,057,410
A           A-          340    New Jersey Health Care
                               Facilities Financing
                               Authority, (Atlantic City
                               Medical Care Center),
                               6.25%, 7/1/00                     356,106
A           A-          750    New Jersey Health Care
                               Facilities Financing
                               Authority, (Atlantic City
                               Medical Care Center),
                               6.55%, 7/1/03                     798,053
                                                              ----------
                                                             $ 2,211,569
                                                              ----------
                               Housing - 13.1%
NR          AA+      $2,000    New Jersey Housing Finance
                               Agency, 6.30%, 11/1/00        $ 2,096,920
NR          AA+       1,500    New Jersey Housing Finance
                               Agency, 6.60%, 11/1/03          1,600,290
NR          A+        2,500    New Jersey Housing and
                               Mortgage Finance Agency,
                               6.30%, 11/1/01                  2,660,275
NR          A+         1000    New Jersey Housing and
                               Mortgage Finance Agency,
                               6.40%, 11/1/02                  1,057,500
NR          A+        2,570    New Jersey Housing and
                               Mortgage Finance Agency,
                               6.50%, 11/1/03                  2,708,215
NR          A+        1,000    New Jersey Housing and
                               Mortgage Finance Agency,
                               6.00%, 11/1/02                  1,039,010
                                                              ----------
                                                             $11,162,210
                                                              ----------
                               Industrial Development
                               Revenue - 0.9%
Aa3         NR       $  765    New Jersey Economic
                               Development Authority, LOC:
                               Bank of Paris, (AMT),
                               6.00%, 12/1/02                $   787,766
                                                              ----------
                               Insured Education - 1.7%
Aaa         AAA      $  335    New Jersey State
                               Educational Facilities,
                               Seton Hall University,
                               6.00%, 7/1/00                 $   356,507
Aaa         AAA       1,000    New Jersey State
                               Educational Facilities,
                               Seton Hall University,
                               6.10%, 7/1/01                   1,075,890
                                                              ----------
                                                             $ 1,432,397
                                                              ----------

                         Tax-Exempt Investments - 100%
 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                  Value
--------     -----    ------    ---------------------------   ----------
                               Insured General
                               Obligations - 11.8%
Aaa         AAA      $1,000    Atlantic City, New Jersey,
                               Board of Education,
                               (AMBAC), 6.00%, 12/1/02       $ 1,076,280
Aaa         AAA       1,175    Edison, New Jersey,
                               (AMBAC), 4.70%, 1/1/04          1,165,412
Aaa         AAA         500    City of Elizabeth, Union
                               County, New Jersey, (MBIA)
                               6.10%, 11/15/99                   534,350
Aaa         AAA         500    City of Elizabeth, Union
                               County, New Jersey, (MBIA)
                               6.20%, 11/15/01                   541,905
Aaa         AAA         500    City of Elizabeth, Union
                               County, New Jersey, (MBIA)
                               6.20%, 11/15/02                   541,355
Aaa         AAA       1,200    Jackson Township, New
                               Jersey, Local School
                               District, (FGIC), 6.60%,
                               6/1/02                          1,328,232
Aaa         AAA       1,200    Jackson Township, New
                               Jersey, Local School
                               District, (FGIC), 6.60%,
                               6/1/03                          1,336,152
Aaa         AAA       1,200    Kearney, New Jersey, (FSA),
                               6.50%, 2/1/04                   1,323,672
Aaa         AAA         850    Roselle, New Jersey,
                               (MBIA), 4.65%, 10/15/03           841,007
Aaa         AAA       1,000    South Brunswick Township,
                               New Jersey, Board of
                               Education, (FGIC), 6.40%,
                               8/1/03                          1,095,750
Aaa         AAA         270    Union County, New Jersey,
                               (FSA), 6.375%, 11/1/01            293,498
                                                              ----------
                                                             $10,077,613
                                                              ----------
                               Insured Health Care - 2.5%
Aaa         AAA      $1,910    New Jersey Health Care
                               Facilities & Financing
                               Authority, (Dover General
                               Hospital & Medical Center),
                               (MBIA), 7.00%, 7/1/04         $ 2,176,197
                                                              ----------
                               Insured Housing - 2.1%
Aaa         AAA      $1,440    New Jersey State Housing
                               and Mortgage Finance
                               Agency, (MBIA), 7.25%,
                               10/1/15                       $ 1,505,923
Aaa         AAA         300    Puerto Rico Housing Bank
                               and Finance Agency, Special
                               Obligation, (FSA), 5.95%,
                               10/1/01                           309,897
                                                              ----------
                                                             $ 1,815,820
                                                              ----------
                               Insured Industrial Development
                               Revenue - 4.4%
Aaa         AAA      $2,500    New Jersey Economic
                               Development Authority,
                               Market Transition 5.70%,
                               7/1/05                        $ 2,629,500
Aaa         AAA       1,000    New Jersey Economic
                               Development Authority,
                               Market Transition 5.80%,
                               7/1/07                          1,042,950
Aaa         AAA         100    Warren County New Jersey
                               Pollution Control Finance
                               Authority, Resource
                               Recovery, (MBIA), 6.55%,
                               12/1/06                           110,563
                                                              ----------
                                                             $ 3,783,013
                                                              ----------
                               Insured Solid Waste - 1.9%
Aaa         AAA      $1,315    The Bergen County Utilities
                               Authority, Solid Waste
                               System, (FGIC), 5.80%,
                               6/15/00                       $ 1,391,112
Aaa         AAA         250    The Bergen County Utilities
                               Authority, Solid Waste
                               System, (FGIC), 6.00%,
                               6/15/02                           268,170
                                                              ----------
                                                             $ 1,659,282
                                                              ----------
                               Insured Transportation - 8.5%
Aaa         AAA      $1,500    New Jersey Turnpike
                               Authority, (AMBAC), 5.90%,
                               1/1/03                        $ 1,581,975
Aaa         AAA       2,000    New Jersey Turnpike
                               Authority, (AMBAC), 5.90%,
                               1/1/04                          2,148,140
Aaa         AAA         895    New Jersey Turnpike
                               Authority, (AMBAC), 6.40%,
                               1/1/02                            981,976
Aaa         AAA       2,325    Port Authority of New York
                               & New Jersey, (AMBAC),
                               7.40%, 10/1/12                  2,610,254
                                                              ----------
                                                              $7,322,345
                                                              ----------
                               Insured Utility - 1.3%
Aaa         AAA      $1,000    Middlesex County, New
                               Jersey, Utility Authority,
                               (FGIC) 6.10%, 12/1/01          $1,083,470
                                                              ----------
                               Insured Water & Sewer - 2.3%
Aaa         AAA      $  870    The Ocean County Utilities
                               Authority of New Jersey,
                               Wastewater Revenue Bonds,
                               (FGIC), 6.40%, 1/1/01          $  905,914

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                  Value
--------     -----    ------    ---------------------------   ----------
                               Insured Water & Sewer (continued)
Aaa         AAA       1,000    The Ocean County Utilities
                               Authority of New Jersey,
                               Wastewater Revenue Bonds,
                               (FGIC), 6.70%, 1/1/07           1,044,860
                                                              ----------
                                                              $1,950,774
                                                              ----------
                               Lease Revenue/Certficates
                               of Participation - 3.4%
Aa          AA-      $1,000    Mercer County Improvement
                               Authority, (Richard J.
                               Hughes Justice Complex),
                               5.15%, 1/1/05                  $1,000,700
Aa          AA-       1,000    Mercer County Improvement
                               Authority, (Richard J.
                               Hughes Justice Complex),
                               5.15%, 1/1/06                   1,000,220
A1          A+          875    State of New Jersey,
                               Certificates of
                               Participation, 5.90%,
                               4/1/99                            914,165
                                                              ----------
                                                              $2,915,085
                                                              ----------
                               Solid Waste - 5.5%
Baa         NR       $  300    The Atlantic County
                               Utilities Authority (New
                               Jersey), Solid Waste
                               System, 7.00%, 3/1/08          $  302,433
A1          AA-         500    Gloucester County
                               Improvement Authority of
                               New Jersey, (Landfill
                               Project), 5.20%, 9/1/99           514,740
A1          AA-         500    Gloucester County
                               Improvement Authority of
                               New Jersey, (Landfill
                               Project), 5.40%, 9/1/00           519,150
NR          BBB-      1,250    New Jersey Economic
                               Development Authority,
                               Heating & Cooling, (Trigen-
                               Trenton Project), 6.10%,
                               12/1/04                         1,254,388
A1          NR          300    The Passaic County
                               Utilities Authority (New
                               Jersey), Solid Waste
                               Disposal, 5.70%, 3/1/98           308,667
NR          A         1,700    The Union County Utilities
                               Authority (New Jersey),
                               Solid Waste System, (AMT),
                               7.20%, 6/15/04                  1,784,779
                                                              ----------
                                                              $4,684,157
                                                              ----------
                               Special Tax Revenue - 0.4%
Baa1        BBB+     $  300    Puerto Rico Infrastructure
                               Financing Authority,
                               Special Tax Revenue Bonds,
                               7.60%, 7/1/00                  $  328,443
                                                              ----------
                               Transportation - 12.9%
Aa          A+       $1,350    New Jersey Transportation
                               Trust Fund Authority,
                               6.00%, 6/15/01                 $1,443,663
Aa          A+        2,300    New Jersey Transportation
                               Trust Fund Authority,
                               6.00%, 6/15/02                  2,469,901
A1          AA-         500    New Jersey Highway
                               Authority, (Garden State
                               Parkway), 5.90%, 1/1/04           534,570
A1          AA-         250    New Jersey Highway
                               Authority, (Garden State
                               Parkway), 6.10%, 1/1/06           267,960
A1          AA-         500    The Port Authority of New
                               York and New Jersey, 5.50%
                               8/1/05                            521,370
A1          AA-         480    The Port Authority of New
                               York and New Jersey, 6.90%,
                               7/1/08                            516,787
Baa1        A         2,600    Puerto Rico Highway
                               Authority, 6.75%, 7/1/05        2,817,048
NR          A+          755    South Jersey Port
                               Corporation (An
                               Instrumentality of the
                               State of New Jersey),
                               (AMT), 4.75%, 1/1/00              759,553
NR          A+          830    South Jersey Port
                               Corporation (An
                               Instrumentality of the
                               State of New Jersey),
                               (AMT), 4.95%, 1/1/02              831,702
NR          A+          910    South Jersey Port
                               Corporation (An
                               Instrumentality of the
                               State of New Jersey),
                               (AMT), 5.15%, 1/1/04              918,436
                                                              ----------
                                                             $11,080,990
                                                              ----------
                               Utilities - 2.7%
Baa1        A-       $  990    Puerto Rico Electric Power
                               Authority, 6.125%, 7/1/08     $ 1,037,946
Baa1        A-        1,250    Puerto Rico Electric Power
                               Authority, 6.125%, 7/1/08       1,300,250
                                                              ----------
                                                             $ 2,338,196
                                                              ----------

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)              Security                  Value
--------     -----    ------    ---------------------------   ----------
                                                              ----------
                               Water & Sewer Revenue - 2.6%
Baa1        A        $1,985    Puerto Rico Aqueduct &
                               Sewer Authority, 7.875%,
                               7/1/17                        $ 2,202,354
                                                              ----------
                               Total tax-exempt
                               investments (identified
                               cost, $83,167,449)            $85,676,077
                                                              ==========

The Portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 36.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 5.4% to 13.9% of total investments.

                      See notes to financial statements

                  New York Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                          Tax-Exempt Investments - 100%

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)             Security                  Value
--------     -----    ------    -------------------------   -----------
                               Education - 9.5%
Aaa         AA+      $  500    Dormitory Authority of
                               the State of New York,
                               Columbia University,
                               5.10%, 7/1/01                $   516,525
Aa          AA        2,250    Dormitory Authority of
                               the State of New York,
                               Cornell University,
                               7.375%, 7/1/20                 2,539,035
Aa          AA        1,000    Dormitory Authority of
                               the State of New York,
                               Cornell University,
                               7.375%, 7/1/30                 1,128,460
NR          AA        1,000    Dormitory Authority of
                               the State of New York,
                               Manhattan College, 6.10%,
                               7/1/04                         1,094,020
A1          A+        5,955    Dormitory Authority of
                               the State of New York,
                               University of Rochester,
                               6.50%, 7/1/09                  6,179,444
Baa1        BBB       1,000    Dormitory Authority of
                               the State of New York,
                               City University, 6.10%,
                               7/1/01                         1,053,200
Baa1        BBB+      1,000    Dormitory Authority of
                               the State of New York,
                               State University, 7.25%,
                               5/15/99                        1,083,430
Baa1        BBB+      1,000    Dormitory Authority of
                               The State of New York,
                               State University, 5.20%,
                               5/15/03                          999,310
                                                            -----------
                                                            $14,593,424
                                                            -----------
                               Electric Utility - 2.9%
Aa          AA-      $3,125    Power Authority of the
                               State of New York, 6.60%,
                               1/1/02                       $ 3,469,406
Aa          AA-         970    Power Authority of the
                               State of New York,
                               7.875%, 1/1/07                 1,056,301
                                                            -----------
                                                            $ 4,525,707
                                                            -----------
                               Escrowed/Prerefunded - 15.5%
Aaa         AAA      $1,710    The City of New York,
                               Escrowed to Maturity,
                               (AMBAC), 6.25%, 8/1/02       $ 1,873,527
Aaa         NR        2,250    Dormitory Authority of
                               the State of New York,
                               State University,
                               Prerefunded to 5/15/02,
                               6.75%, 5/15/21                 2,556,338
Aaa         AAA       5,000    New York Local Government
                               Assistance Corporation,
                               Prerefunded to 4/1/01,
                               7.00%, 4/1/16                  5,680,500
Aaa         AAA       2,000    New York State Housing
                               Finance Agency, Escrowed
                               to Maturity, 6.80%,
                               5/15/01                        2,224,480
Aaa         AAA         900    New York State Housing
                               Finance Authority, State
                               University, Escrowed to
                               Maturity, 7.80%, 5/1/01        1,044,954
Aaa         AA-       2,275    Power Authority of the
                               State of New York,
                               Prerefunded to 1/1/96,
                               7.375%, 1/1/18                 2,339,724
NR          AA-       2,750    Power Authority of the
                               State of New York,
                               Prerefunded to 1/1/98,
                               8.00%, 1/1/17                  3,019,280
Aaa         AAA       2,500    Suffolk County, New York
                               Water Authority, (AMBAC),
                               Prerefunded to 6/1/02,
                               6.00%, 6/1/17                  2,735,525
Aaa         A+        1,900    Triborough Bridge and
                               Tunnel Authority,
                               Prerefunded to 1/1/95,
                               7.25%, 1/1/06                  2,141,984
                                                            -----------
                                                            $23,616,312
                                                            -----------
                               General Obligations - 8.1%
Baa1        BBB+     $  500    The City of New York,
                               6.875%, 2/1/02               $   533,510
Baa1        BBB+      1,000    The City of New York,
                               6.375%, 8/1/05                 1,028,740
Baa1        BBB+      3,000    The City of New York,
                               6.40%, 8/1/03                  3,130,770
Baa1        BBB+      1,500    The City of New York,
                               6.375%, 8/1/06                 1,527,660
A           A-        1,500    State of New York, 7.50%,
                               11/15/00                       1,710,765
A           A-        1,000    State of New York, 7.50%,
                               11/15/01                       1,155,830
A           A-        2,000    State of New York, 7.00%,
                               11/15/02                       2,277,880
Baa1        A         1,000    Puerto Rico Commonwealth,
                               6.35%, 7/1/10                  1,055,680
                                                            -----------
                                                            $12,420,835
                                                            -----------
                               Hospitals - 5.4%
Baa         BBB      $  500    Cortland County
                               Industrial Development
                               Agency, Cortland Memorial
                               Hospital Inc. Project,
                               6.15%, 7/1/02                $   510,710
NR          AAA       2,000    New York State Medical
                               Care Facilities Finance
                               Agency, Mount Sinai
                               Hospital, 5.40%, 8/15/00       2,056,600
NR          AAA       3,000    New York State Medical
                               Care Facilities Finance
                               Agency, Mount Sinai
                               Hospital, 5.50%, 8/15/01       3,112,230

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)             Security                  Value
--------     -----    ------    -------------------------   -----------
                               Hospitals (continued)
Baa1        BBB+      1,415    New York State Medical
                               Care Facilities Finance
                               Agency, Hospital and
                               Nursing Home Revenue
                               Bonds, 7.625%, 2/15/08        1,523,219
Aa          AA        1,000    New York State Medical
                               Care Facilities Finance
                               Agency, Hospital and
                               Nursing Home Revenue
                               Bonds, 7.50%, 2/15/09         1,094,350
                                                            -----------
                                                            $8,297,109
                                                            -----------
                               Housing - 0.7%
NR          AAA      $1,050    New York City Housing
                               Development Corporation,
                               6.70%, 6/1/00                $1,109,430
                                                            -----------
                               Industrial Development
                               Revenue - 0.7%
A           NR       $1,045    United Nations
                               Development Corporation,
                               5.70%, 7/1/02                $1,099,152
                                                            -----------
                               Insured Education - 2.8%
Aaa         AAA      $1,075    Dormitory Authority of
                               the State of New York,
                               Mt. Sinai School of
                               Medicine, (MBIA), 6.75%,
                               7/1/09                       $1,163,763
Aaa         AAA       2,000    Dormitory Authority of
                               the State of New York,
                               (FGIC), 7.00% 7/1/13          2,173,660
Aaa         AAA       1,000    Dormitory Authority of
                               the State of New York,
                               City University, (FGIC),
                               5.25%, 7/1/06                 1,015,510
                                                            -----------
                                                            $4,352,933
                                                            -----------
                               Insured General
                               Obligations - 2.3%
Aaa         AAA      $  765    Brookhaven, New York,
                               (MBIA), 5.50%, 5/1/02        $  800,557
Aaa         AAA       2,750    Nassau County, New York,
                               (FGIC), 5.10%, 8/1/04         2,790,783
                                                            -----------
                                                            $3,591,340
                                                            -----------
                               Insured Hospital - 4.9%
Aaa         AAA      $4,450    New York State Medical
                               Care Facilities Finance
                               Agency, New York State
                               Hospital, (AMBAC), 6.10%,
                               2/15/04                      $4,815,657
Aaa         AAA       2,500    New York State Medical
                               Care Facilities Finance
                               Agency, New York State
                               Hospital, (AMBAC), 6.20%,
                               2/15/05                       2,723,900
                                                            -----------
                                                            $7,539,557
                                                            -----------
                               Insured Housing - 1.3%
Aa          AA       $2,000    New York City Housing
                               Development Corporation,
                               (FHA), 5.40%, 11/1/05        $1,998,360
                                                            -----------
                               Insured Miscellaneous - 0.7%
Aaa         AAA      $1,000    New York State Municipal
                               Bond Bank Agency,
                               (AMBAC), 6.625%, 3/15/06     $1,089,480
                                                            -----------
                               Insured Solid Waste - 0.7%
Aaa         AAA      $1,000    Duchess County Resource
                               Recovery Agency, (FGIC),
                               7.20%, 1/1/02                $1,114,730
                                                            -----------
                               Insured Special Tax - 0.7%
Aaa         AAA      $1,500    Municipal Assistance
                               Corporation for the City
                               of New York, (MBIA),
                               6.875%, 7/1/01               $1,060,030
                                                            -----------
                               Insured Transportation - 8.6%
Aaa         AAA      $  905    Metropolitan
                               Transportation Authority
                               for the City of New York,
                               (MBIA), 5.60%, 7/1/01        $  951,065
Aaa         AAA       1,135    Metropolitan
                               Transportation Authority
                               for the City of New York,
                               (MBIA), 5.80%, 7/1/03          1,209,081
Aaa         AAA       3,500    The Port Authority of New
                               York and New Jersey,
                               (MBIA), 6.375%, 10/15/17       3,632,020
Aaa         AAA       2,500    The Port Authority of New
                               York and New Jersey,
                               (AMBAC), 7.40%, 10/1/12        2,806,725
Aaa         AAA       2,000    Triborough Bridge and
                               Tunnel Authority, (MBIA),
                               6.20%, 1/1/01                  2,157,980
Aaa         AAA       2,290    Triborough Bridge and
                               Tunnel Authority, (FGIC),
                               5.80%, 1/1/02                  2,432,324
                                                            -----------
                                                            $13,189,195
                                                            -----------

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)             Security                  Value
--------     -----    ------    -------------------------   -----------
                               Insured Utility - 5.0%
Aaa         AAA      $5,280    New York State Energy
                               Research and Development
                               Authority, Central Hudson
                               Gas, (FGIC), 7.375%,
                               10/1/14                      $ 5,955,365
Aaa         AAA       1,600    New York State Power
                               Authority, (MBIA),
                               7.875%, 1/1/13                 1,755,344
                                                            -----------
                                                            $ 7,710,709
                                                            -----------
                               Insured Water & Sewer - 2.7%
Aaa         AAA      $1,000    Buffalo New York Sewer
                               Authority, (FGIC), 5.00%,
                               7/1/03                       $ 1,014,020
Aaa         AAA       1,000    New York City Municipal
                               Water Finance Authority,
                               (FGIC), 6.00%, 6/15/19         1,003,170
Aaa         AAA       1,000    New York City Municipal
                               Water Finance Authority,
                               (AMBAC), 5.55%, 6/15/01        1,045,530
Aaa         AAA       1,000    New York City Municipal
                               Water Finance Authority,
                               (AMBAC), 5.80%, 6/15/03        1,060,340
                                                            -----------
                                                            $ 4,123,060
                                                            -----------
                               Lease Revenue/
                               Certificates of
                               Participation - 5.8%
A1          AA       $3,000    Battery Park City
                               Authority, 6.00%, 11/1/03    $ 3,223,950
A1          AA        3,500    Housing New York
                               Corporation, 6.00%,
                               11/1/03                        3,659,075
Baa1        A         2,000    Puerto Rico Public
                               Buildings Authority,
                               5.30%, 7/1/03                  2,033,200
                                                            -----------
                                                            $ 8,916,225
                                                            -----------
                               Special Tax Revenue - 8.5%
Aa          AA-      $2,975    Municipal Assistance
                               Corporation for the City
                               of New York, 5.75%,
                               7/1/08                       $ 3,047,412
Aa          AA-       2,500    Municipal Assistance
                               Corporation for the City
                               of New York, 7.30%,
                               7/1/08                         2,786,175
Aa          AA-       1,000    Municipal Assistance
                               Corporation for the City
                               of New York, 6.75%,
                               7/1/96                         1,058,650
A           A         1,750    New York Local Government
                               Assistance Corporation,
                               7.00%, 4/1/04                  1,945,615
A           A         2,120    New York Local Government
                               Assistance Corporation,
                               7.20%, 4/1/04                  2,378,237
A           A           750    New York Local Government
                               Assistance Corporation,
                               5.90%, 4/1/05                    791,985
Baa1        BBB+        660    New York State Medical
                               Care Facilities Finance
                               Agency, Mental Health
                               Services Facilities,
                               7.10%, 8/15/01                   717,783
Baa1        BBB+        350    Puerto Rico
                               Infrastructure Financing
                               Authority, 7.60%, 7/1/00         383,184
                                                            -----------
                                                            $13,109,041
                                                            -----------
                               Transportation - 7.6%
Baa1        BBB      $1,000    Metropolitan
                               Transportation Authority,
                               5.375%, 7/1/02               $ 1,017,140
A1          A         1,750    New York State Thruway
                               Authority, 5.375%, 1/1/02      1,809,290
Baa1        BBB       1,500    New York State Thruway
                               Authority, 5.80%, 4/1/00       1,553,220
Baa1        BBB       2,000    New York State Thruway
                               Authority, 6.00%, 4/1/02       2,086,060
Baa1        BBB       1,000    New York State Thruway
                               Authority, 6.00%, 4/1/03       1,039,050
Baa1        A         2,850    Puerto Rico Highway
                               Authority, 6.75%, 7/1/05       3,087,918
Aa          A+        1,000    Triborough Bridge and
                               Tunnel Authority, 6.75%,
                               1/1/02                         1,090,630
                                                            -----------
                                                            $11,683,308
                                                            -----------
                               Water & Sewer Revenue - 5.6%
A           A-       $1,825    New York City Municipal
                               Water Finance Authority,
                               5.70%, 6/15/02               $ 1,909,461
Aa          AA-       1,000    New York State
                               Environmental Facilities
                               Corporation, 7.50%,
                               3/15/11                        1,105,490
Aa          A         1,000    New York State
                               Environmental Facilities
                               Corporation, 6.90%,
                               6/15/02                        1,128,390
Aa          A         1,125    New York State
                               Environmental Facilities
                               Corporation, 6.50%,
                               6/15/04                        1,224,641
Aaa         AAA       1,000    New York State
                               Environmental Facilities
                               Corporation, County of
                               Westchester Project,
                               6.30%, 9/15/05                 1,095,127

 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)             Security                  Value
--------     -----    ------    -------------------------   -----------
                               Water & Sewer Revenue (continued)
Aa          A         2,000    New York State
                               Environmental Facilities
                               Corporation, New York
                               City Municipal Water
                               Finance Authority, 6.60%,
                               6/15/05                        2,181,740
                                                            -----------
                                                           $  8,644,849
                                                            -----------
                               Total tax-exempt
                               investments (identified
                               cost $150,966,523)          $153,784,786
                                                            ===========

The Portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 29.7% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 9.0% to 11.4% of total investments.

                      See notes to financial statements

               North Carolina Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                          Tax-Exempt Investments - 100%
 Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)             Security                Value
--------     -------    --------    -------------------------   ---------
                                   Escrowed/Prerefunded - 4.4%
NR          NR            $10      Newton, North Carolina,
                                   Prerefunded to 6/1/96,
                                   7.30%, 6/1/99                $ 10,368
                                                                ---------
                                   General Obligations - 47.1%
A           A             $10      Beaufort County, North
                                   Carolina, 6.50%, 5/1/09      $ 10,652
Aaa         AAA            15      Durham County, North
                                   Carolina, 5.80%, 4/1/02        16,078
Aa1         AA+            10      Forsyth County, North
                                   Carolina, 6.20%, 3/1/04        10,790
Aa1         AAA            10      Greensborough, North
                                   Carolina Public
                                   Improvements, 6.25%,
                                   3/1/07                         10,783
Aaa         AAA            10      Mecklenberg County, North
                                   Carolina, 5.75%, 3/1/02        10,723
Aa1         AA+            10      Orange County, North
                                   Carolina, 5.10%, 6/1/02        10,382
Baa1        A              10      Puerto Rico, 6.00%,
                                   7/1/05                         10,644
Baa1        A              10      Puerto Rico Public
                                   Building Authority,
                                   6.10%, 7/1/00                  10,623
A           A+             10      Rocky Mount, North
                                   Carolina, 5.75%, 5/1/00        10,499
A1          A+             10      Union County, North
                                   Carolina, 6.50%, 4/1/05        10,825
                                                                ---------
                                                                $111,999
                                                                ---------
                                   Housing - 10.7%
Aaa         AAA           $15      Durham, North Carolina
                                   New Public Housing,
                                   5.75%, 10/1/00               $ 15,409
Aa          A+             10      North Carolina Housing
                                   Finance Authority, (AMT),
                                   5.70%, 3/1/05                  10,233
                                                                ---------
                                                                $ 25,642
                                                                ---------
                                   Hospital Revenue - 4.1%
Aa          AA-           $10      Pitt County, North
                                   Carolina, Memorial
                                   Hospital, 5.10%, 12/1/07
                                   (1)                          $  9,839
                                                                ---------
                                   Insured General Obligations - 15.6%
Aaa         AAA           $15      Gaston County, North
                                   Carolina, (MBIA), 5.70%,
                                   3/1/02                       $ 15,966
Aaa         AAA            10      Lincoln County, North
                                   Carolina, (MBIA), 6.10%,
                                   6/1/01                         10,760
Aaa         AAA            10      Morganton, North Carolina
                                   Water and Sewer, (FGIC),
                                   5.60%, 6/1/03                  10,540
                                                                ---------
                                                                $ 37,266
                                                                ---------
                                   Insured Lease Revenue - 4.5%
Aaa         AAA           $10      Harnett County, North
                                   Carolina COP, (AMBAC),
                                   6.00%, 12/1/01               $ 10,693
                                                                ---------
                                   Lease Revenue/Certificate of
                                   Participation - 4.5%
Aa          AA            $10      Greensborough, North
                                   Carolina Parking Revenue
                                   COP, 6.25%, 12/1/08          $ 10,644
                                                                ---------
                                   Utility - 4.4%
Baa1        A-            $10      Puerto Rico Electric
                                   Power Authority, 6.125%,
                                   7/1/08                       $ 10,484
                                                                ---------
                                   Water & Sewer - 4.7%
A           BBB           $10      Lower Cape Fear, North
                                   Carolina Water and Sewer,
                                   (AMT), 7.40%, 3/1/06         $ 11,096
                                                                ---------
                                   Total tax-exempt
                                   investments (identified
                                   cost $229,029)               $238,031
                                                                =========

(1) When-issued security. At September 30, 1995, the Portfolio had sufficient cash and/or securities segregated as collateral for when-issued securities. The Portfolio invests primarily in debt securities issued by North Carolina municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 20.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 4.5% to 11.2% of total investments.

                      See notes to financial statements

                    Ohio Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                          Tax-Exempt Investments - 100%
 Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)              Security                     Value
--------     -------    --------    ----------------------------   ------------
                                   Education - 5.7%
A           NR          $  325     The Student Loan Funding
                                   Corporation of Cincinatti,
                                   (AMT), 6.875%, 8/1/98            $  339,099
A1          A+             500     The Student Loan Funding
                                   Corporation of Cincinatti,
                                   (AMT), 5.75%, 8/1/03                513,570
A1          NR           1,200     The Student Loan Funding
                                   Corporation of Cincinatti,
                                   (AMT), 5.95%, 8/1/05              1,232,316
                                                                   ------------
                                                                    $2,084,985
                                                                   ------------
                                   Escrowed - 4.7%
Aaa         AAA         $  650     Clermont County, Ohio, Water
                                   Works, (AMBAC), Prerefunded
                                   to 12/1/01, 6.625%, 12/1/16      $  731,530
NR          NR             900     Franklin County, Ohio,
                                   Prerefunded to 12/1/01,
                                   6.375%, 12/1/20                     998,361
                                                                   ------------
                                                                    $1,729,891
                                                                   ------------
                                   General Obligations - 16.7%
NR          A+          $  750     City of Cincinatti School
                                   District, (Hamilton County,
                                   Ohio) Revenue Anticipation
                                   Notes, 6.05%, 6/15/00            $  789,585
NR          NR             500     Cleveland, Ohio, City School
                                   District, 6.50%, 6/15/97            502,560
Aaa         AAA          1,090     Columbus, Ohio, 6.30%,
                                   1/1/05                            1,192,776
NR          NR             300     Kings County, Ohio, Local
                                   School District, 7.60%,
                                   12/1/10                             336,324
Aa          AA             200     State of Ohio,
                                   Infrastructure Improvement
                                   Bonds, 6.50%, 8/1/04                224,514
Baa1        A            1,000     Commonwealth of Puerto Rico,
                                   6.25%, 7/1/08                     1,064,290
A           NR           1,000     Wauseon, Ohio School
                                   District, 7.25%, 12/1/10          1,089,850
NR          NR             924     Youngstown, Ohio, County
                                   School District, 6.40%,
                                   7/1/00                              955,083
                                                                   ------------
                                                                    $6,154,982
                                                                   ------------
                                   Health Care - 8.5%
Aa2         NR          $1,250     Hamilton County, Ohio
                                   Hospital Facilities,
                                   (Episcopal Retirement Homes,
                                   Inc.), 6.80%, 1/1/08             $1,363,675
NR          BBB-           680     Marion County, Ohio, Health
                                   Care Facilties, (United
                                   Church Homes Project),
                                   5.25%, 11/15/98                     669,814
Aa2         NR           1,000     Warren County, Ohio,
                                   Hospital Facilities,
                                   (Otterbein Homes Project),
                                   7.20,
                                   7/1/11                            1,104,030
                                                                   ------------
                                                                    $3,137,519
                                                                   ------------
                                   Hospitals - 7.0%
A           A-          $1,000     Erie County Hospital
                                   Improvement (Fireland
                                   Community Hospital Project),
                                   6.75%, 1/1/08                    $1,059,410
Baa         BBB            500     Hamilton County Ohio Health
                                   System (Providence Hospital
                                   Project), 6.00%, 7/1/01             506,960
NR          NR             990     Mt. Vernon Ohio Hospital,
                                   (Knox Community Hospital),
                                   7.875%, 6/1/12                    1,025,531
                                                                   ------------
                                                                    $2,591,901
                                                                   ------------
                                   Industrial Development
                                   Revenue - 8.1%
NR          A-          $1,020     Ohio Economic Development
                                   Commission, (ABS Industries)
                                   (AMT), 6.00%, 6/1/04             $1,035,014
NR          A-           1,000     Ohio Economic Development
                                   Commission, (Ohio Enterprise
                                   Bond Fund-Progress Plastics
                                   Products), (AMT), 5.60%,
                                   6/1/02                            1,005,980
NR          A-            855      Ohio Economic Development
                                   Commission, (Ohio Enterprise
                                   Bond Fund-Progress Plastics
                                   Products), (AMT), 6.80%,
                                   12/1/01                             928,564
                                                                   ------------
                                                                    $2,969,558
                                                                   ------------
                                   Insured Education - 3.7%
Aaa         AAA          $350      Ohio State Public Facilities
                                   Commission, (Higher
                                   Educational Facilities),
                                   (AMBAC), 6.50%, 12/1/01             381,651

                         Tax-Exempt Investments - 100%
 Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)              Security                     Value
--------     -------    --------    ----------------------------   ------------
                                   Insured Education (continued)
Aaa         AAA          1,000     Ohio State Public Facilities
                                   Commission, (Higher
                                   Educational Facilities),
                                   (AMBAC), 4.70%, 6/1/05              985,450
                                                                   ------------
                                                                   $ 1,367,101
                                                                   ------------
                                   Insured General
                                   Obligations - 23.5%
Aaa         AAA         $1,615     Cleveland, Ohio, (MBIA),
                                   6.50%, 11/15/01                 $ 1,784,963
Aaa         AAA          1,350     Mt. Vernon County, Ohio,
                                   Local School District,
                                   (FGIC), 7.50%, 12/1/14            1,571,508
Aaa         AAA          1,760     Southwest Licking Ohio
                                   School Facilities
                                   Improvement, (FGIC), 7.10%,
                                   12/1/16                           1,985,245
Aaa         AAA          1,000     West Clermont Ohio School
                                   District, (AMBAC), 7.125%,
                                   12/1/19                           1,140,990
Aaa         AAA          1,500     West Clermont Ohio School
                                   District, (AMBAC), 6.90%,
                                   12/1/12                           1,672,680
Aaa         AAA            400     West Geauga, Ohio, Local
                                   School District, (AMBAC),
                                   8.10%, 11/1/03                      482,712
                                                                   ------------
                                                                   $ 8,638,098
                                                                   ------------
                                   Insured Hospitals - 6.7%
Aaa         AAA         $1,080     Portage County Ohio Hospital
                                   Revenue Bonds, (Robinson
                                   Hospital Project), (MBIA),
                                   6.50%, 11/15/03                 $ 1,195,236
Aaa         AAA          1,150     Portage County Ohio Hospital
                                   Revenue Bonds, (Robinson
                                   Hospital Project), (MBIA),
                                   6.50%, 11/15/04                   1,275,845
                                                                   ------------
                                                                   $ 2,471,081
                                                                   ------------
                                   Insured Utilties - 3.4%
Aaa         AAA         $  500     Clevelend, Ohio, Public
                                   Power System, (MBIA), 6.10%,
                                   11/15/03                        $   546,385
Aaa         AAA            650     Clevelend, Ohio, Public
                                   Power System, (MBIA), 7.00%,
                                   11/15/17                            712,875
                                                                   ------------
                                                                   $ 1,259,260
                                                                   ------------
                                   Lease Revenue/Certificate
                                   of Participation - 1.5%
A1          A+          $  500     Ohio Building Authority,
                                   (State Correctional
                                   Facilities) 6.50%, 10/1/04      $   547,760
                                                                   ------------
                                   Special Tax - 1.4%
NR          NR          $  504     Columbus Ohio Special
                                   Assessment, 6.05%, 9/15/05      $   505,054
                                                                   ------------
                                   Utility - 0.9%
NR          BBB         $  350     Guam Power Authority, 5.10%,
                                   10/1/03                         $   344,813
                                                                   ------------
                                   Water & Sewer Revenue - 8.2%
A1          AA-         $  900     Hamilton County Ohio Sewer
                                   System, (The Metropolitan
                                   District of Greater
                                   Cincinatti), 6.40%, 12/1/02     $   986,652
A1          A              850     Ohio State Water Development
                                   Authority, Pollution Control
                                   Facilities, (Phillip Morris
                                   Project), 7.25%,12/1/08             906,616
Baa1        A            1,000     Puerto Rico Aqueduct & Sewer
                                   Authority, 7.875%, 7/1/17         1,109,500
                                                                   ------------
                                                                   $ 3,002,768
                                                                   ------------
                                   Total tax-exempt investments
                                   (identified cost,
                                   $35,685,052)                    $36,804,771
                                                                   ============


The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 37.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 9.7% to 15.0% of total investments.

                      See notes to financial statements

                Pennsylvania Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                          Tax-Exempt Investments - 100%
 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)             Security                   Value
--------     -----    ------    --------------------------   -----------
                               Education - 3.8%
NR          AAA      $  700    Montgomery County Higher
                               Education and Health
                               Authority, (Saint Joseph's
                               University), 6.00%,
                               12/15/02                      $  747,481
Aa          A+        1,500    Pennsylvania Higher
                               Educational Facilities
                               Authority, (Thomas
                               Jefferson University),
                               5.90%, 8/15/00                 1,598,130
Baa1        BBB         500    Pennsylvania Higher
                               Educational Facilities
                               Authority, (The Medical
                               College of Pennsylvania),
                               7.25%, 3/1/05                    530,465
A1          AA-       1,000    The Pennsylvania State
                               University Bonds, 6.25%,
                               3/1/06                         1,073,770
                                                             -----------
                                                             $3,949,846
                                                             -----------
                               Escrowed/Prerefunded - 23.2%
Aaa         AAA      $1,000    Allegheny County,
                               Pennsylvania, Sanitation
                               Authority, (FGIC)
                               Prerefunded to 12/1/01,
                               6.50%, 12/1/16                $1,103,630
AAA         A-          520    Chester County Health and
                               Education Facilities
                               Authority, (Bryn Mawr
                               Rehabilitation Hospital),
                               Escrowed to Maturity,
                               6.50%, 7/1/02                    568,786
Aaa         AAA         500    Dauphin County Hospital
                               Authority, (Polyclinic
                               Medical Center of
                               Harrisburg), (MBIA),
                               Prerefunded to 8/15/99,
                               6.90%, 8/15/11                   544,860
Aaa         AAA       1,000    Harrisburg, Pennsylvania
                               Water Revenue Authority,
                               (FGIC), Prerefunded to
                               7/15/01, 7.00%, 7/15/06        1,123,210
Aaa         AAA       1,355    Manheim Boro,
                               Pennsylvania, Water &
                               Sewer Authority, (MBIA),
                               Prerefunded to 9/1/01,
                               6.65%, 9/1/05                  1,500,893
Aaa         AAA         500    Pennsylvania Turnpike
                               Commission, (FGIC),
                               Escrowed to Maturity,
                               6.50%, 12/1/01                   551,815
Aaa         AAA       3,200    Philadelphia Municipal
                               Authority, Justice Lease
                               Revenue Bonds, (FGIC),
                               Prerefunded to 11/15/01,
                               7.10%, 11/15/11                3,679,648
Aaa         NR        2,500    Philadelphia,
                               Pennsylvania, Hospital &
                               Higher Education,
                               (Children's Hospital),
                               Prerefunded to 2/15/02,
                               6.50%, 2/15/21                 2,789,375
Aaa         AAA       2,000    The Pittsburgh Water and
                               Sewer Authority, (FGIC),
                               Prerefunded to 9/1/01,
                               6.75%, 9/1/10                  2,256,260
Aaa         AAA       2,000    Pleasant Valley School
                               District (Monroe County,
                               Pennsylvania) (AMBAC),
                               Prerefunded to 3/15/01,
                               5.85%, 3/1/05                  2,124,120
Aaa         AAA       1,095    Schuykill County,
                               Pennsylvania,
                               Redevelopment Authority,
                               (FGIC), Prerefunded to
                               6/1/01, 6.75%, 6/1/02          1,210,117
Aaa         AAA       1,500    Somerset County,
                               Pennsylvania, General
                               Authority, (FGIC),
                               Escrowed to Maturity,
                               6.50%,
                               10/15/01                       1,652,715
Aaa         AAA       1,000    Somerset County,
                               Pennsylvania, General
                               Authority, (FGIC),
                               Prerefunded to 10/15/01,
                               7.00%, 10/15/13                1,127,920
Aa          AA+         500    Temple University of the
                               Commonwealth System,
                               Hospital & Higher
                               Education, Prerefunded to
                               8/1/98, 6.90%, 8/1/99             534,880
Aaa         AAA       3,000    County of Westmoreland,
                               Pennsylvania, (AMBAC),
                               Prerefunded to 8/1/01,
                               6.70%, 8/1/09                   3,326,550
                                                             -----------
                                                             $24,094,779
                                                             -----------
                               General Obligations - 4.7%
Aa          NR       $  325    Chester County,
                               Pennsylvania, 6.50%,
                               12/15/02                      $   357,448

                          Tax-Exempt Investments - 100%
 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)             Security                   Value
--------     -----    ------    --------------------------   -----------
                               General Obligations (continued)
A1          AA-       1,220    Hatboro-Horsham School
                               District of Montgomery
                               County, Pennsylvania,
                               6.70%, 4/1/08                   1,319,125
A1          AA-       1,500    Commonwealth of
                               Pennsylvania, 6.00%,
                               9/15/01                         1,617,015
Baa1        A         1,000    The Commomwealth of Puerto
                               Rico, Public Improvement
                               Refunding Bonds, 5.50%,
                               7/1/01                          1,042,320
Baa1        A           500    Puerto Rico Public
                               Building Authority, 6.00%,
                               7/1/99                            526,045
                                                             -----------
                                                             $ 4,861,953
                                                             -----------
                               Health Care - 4.2%
NR          NR       $1,120    Delaware County,
                               Pennsylvania, Industrial
                               Development Authority,
                               (Glen Riddle Project),
                               8.125%, 9/1/05                $ 1,121,355
Aa          AA        1,030    Geisinger, Pennsylvania,
                               Health System, 6.00%,
                               7/1/01                          1,083,910
Aa          AA        2,000    Geisinger, Pennsylvania,
                               Health System, 7.375%,
                               7/1/01                          2,186,820
                                                             -----------
                                                             $ 4,392,085
                                                             -----------
                               Hospitals - 11.7%
NR          AAA      $1,030    Indiana County,
                               Pennsylvania, Hospital
                               Authority, (Indiana
                               Hospital Project), (CLEE),
                               5.75%, 7/1/00                 $ 1,072,292
NR          AAA         825    Indiana County,
                               Pennsylvania, Hospital
                               Authority, (Indiana
                               Hospital Project), (CLEE),
                               5.875%, 7/1/01                    866,019
Baa1        BBB+      1,000    Monroeville, Pennsylvania,
                               Hospital Authority,
                               (Forbes Health), 5.75%,
                               10/1/05 (1)                       983,610
A           NR          500    New Castle Area Hospital
                               Authority, (St. Francis
                               Hospital of New Castle),
                               5.90%, 11/15/00                   515,505
NR          BBB         500    Northampton County
                               Hospital Authority,
                               (Easton Hospital) 6.90%,
                               1/1/02                            514,700
Baa1        BBB+      1,640    The Hospitals and Higher
                               Education Facilities
                               Authority of Philadelphia,
                               (Graduate Health System),
                               6.70%, 7/1/98                   1,704,895
Baa1        BBB+      1,250    The Hospitals and Higher
                               Education Facilities
                               Authority of Philadelphia,
                               (Graduate Health System),
                               6.90%, 7/1/00                   1,328,450
Baa1        BBB+      1,000    The Hospitals and Higher
                               Education Facilities
                               Authority of Philadelphia,
                               (Graduate Health System),
                               7.00%, 7/1/05                   1,073,840
Baa1        BBB+      2,475    The Hospital and Higher
                               Education Facilities
                               Authority of Philadelphia,
                               (Temple University
                               Hospital), 6.00%, 11/15/00      2,524,921
Aa          NR        1,535    Pottsville, PA, Hospital
                               Authority, (Daughters of
                               Charity), 4.75%, 8/15/03        1,495,612
                                                             -----------
                                                             $12,079,844
                                                             -----------
                               Housing - 3.7%
Aaa         AAA      $2,450    Pennsylvania Housing
                               Finance Agency, (FNMA),
                               5.70%, 7/1/02                 $ 2,486,677
Aa          AA        1,250    Pennsylvania Housing
                               Finance Agency, (FHA),
                               7.125%, 4/1/14                  1,297,188
                                                             -----------
                                                              $3,783,865
                                                             -----------
                               Industrial Development
                               Revenue - 2.9%
NR          A-       $1,100    Butler County, PA
                               Industrial Development
                               Authority, (Sherwood Oaks
                               Project), 5.10%, 6/1/01       $1,074,073
NR          NR          885    Chester County, PA,
                               Industrial Development
                               Authority, 8.00%, 9/1/05         886,805
A3          A-        1,000    Clinton County, PA,
                               Industrial Development
                               Authority, (International
                               Paper Company), 5.375%,
                               5/1/04                         1,006,430
                                                             -----------
                                                             $2,967,308
                                                             -----------

                         Tax-Exempt Investments - 100%
 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)             Security                   Value
--------     -----    ------    --------------------------   -----------
                               Insured Education - 5.7%
Aaa         AAA      $2,280    Lycoming County Authority,
                               Pennnsylvania, College
                               Revenue Bonds, (AMBAC),
                               6.00%, 11/1/01                $2,438,688
Aaa         AAA       1,000    Northampton County Higher
                               Education Authority,
                               (Lehigh University),
                               (MBIA), 7.10%, 11/15/09        1,102,500
Aaa         AAA       2,000    Pennsylvania State Higher
                               Education Assistance
                               Agency, (FGIC), 6.80%,
                               12/1/00                        2,145,760
Aaa         AAA         250    Pennsylvania Higher
                               Educational Facilities
                               Authority (Bryn Mawr
                               College), (FGIC), 6.75%,
                               12/1/01                          271,373
                                                             -----------
                                                             $5,958,321
                                                             -----------
                               Insured General
                               Obligations - 7.5%
Aaa         AAA      $  915    Conestoga Valley School
                               Disrtict of Lancaster
                               County, Pennsylvania,
                               (FGIC), 6.80%, 5/1/03         $  998,402
Aaa         AAA       1,235    Dauphin County,
                               Pennsylvania, (MBIA),
                               6.00%, 8/1/02                  1,323,253
Aaa         AAA         265    Greensburg Salem School
                               District, (Westmoreland
                               County, Pennsylvania),
                               (MBIA), 5.80%, 9/15/01           282,649
Aaa         AAA       1,000    Commonwealth of
                               Pennsylvania, (MBIA),
                               6.60%, 1/1/01                  1,095,040
Aaa         AAA         385    Pennsylvania Finance
                               Authority, (South Side
                               Area School District,
                               Beaver County Project),
                               (AMBAC), 5.40%, 9/1/01           399,549
Aaa         AAA       1,000    Pennsylvania Public School
                               District Building
                               Authority, (Hazelton Area
                               School District Project),
                               (FGIC), 6.50%, 3/1/08          1,055,240
Aaa         AAA         275    The School District of
                               Philadelphia,
                               Pennsylvania, (AMBAC),
                               6.35%, 5/15/02                   298,568
Aaa         AAA         750    Pocono Mountain School
                               District, Monroe County,
                               Pennsylvania, (AMBAC),
                               5.90%, 10/1/02                   795,113
Aaa         AAA       1,385    City of Pittsburgh,
                               Pennsylvania, (MBIA),
                               6.00%, 9/1/01                  1,494,637
                                                             -----------
                                                             $7,742,451
                                                             -----------
                               Insured Health Care - 2.1%
Aaa         AAA      $2,050    Sayre Health Care
                               Facilities Authority,
                               (Guthrie Medical Center),
                               (AMBAC), 6.50%, 3/1/00        $2,208,773
                                                             -----------
                               Insured Hospitals - 9.6%
Aaa         AAA      $2,215    The Hospital Authority of
                               Beaver County,
                               Pennsylvania, (The Medical
                               Center of Beaver, PA),
                               (AMBAC), 5.90%, 7/1/00        $2,349,783
Aaa         AAA         500    Delaware County Authority
                               of Pennsylvania, (Crozer-
                               Chester Medical Center),
                               (MBIA), 7.10%, 12/15/99          549,170
Aaa         AAA       2,000    Delaware County Authority
                               of Pennsylvania, (Delaware
                               Memorial Hospital),
                               (MBIA), 5.125%, 8/15/06        1,987,520
Aaa         AAA       1,000    Erie County, Pennsylvania,
                               Hospital Authority, (Hamot
                               Health System), (AMBAC),
                               7.10%, 2/15/10                 1,086,850
Aaa         AAA         400    Franklin County Industrial
                               Development Authority,
                               (The Chambersburg Hospital
                               Project), (FGIC), 5.80%,
                               7/1/02                           420,888
Aaa         AAA        500     Lancaster County Hospital
                               Authority, (The Lancaster
                               General Hospital Project),
                               (AMBAC), 5.80%, 7/1/01          528,900
Aaa         AAA        525     Lehigh County General
                               Purpose Authority, (St.
                               Luke's Hospital of
                               Bethlehem, Pennsylvania
                               Project), (AMBAC), 5.70%,
                               7/1/01                          552,185

                        Tax-Exempt Investments - 100%
 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)             Security                   Value
--------     -----    ------    --------------------------   -----------
                               Insured Hospitals (continued)
Aaa         AAA         250    Mt. Lebanon Hospital
                               Authority (Allegheny
                               County, Pennsylvania) (St.
                               Clair Memorial Hospital),
                               (FGIC), 5.90%, 7/1/02            264,330
Aaa         AAA       2,100    Washington County Hospital
                               Authority, (Shadyside
                               Hospital Project),
                               (AMBAC), 5.80%, 12/15/02       2,214,597
                                                             -----------
                                                             $9,954,223
                                                             -----------
                               Insured Lease Revenue/
                               Certificates of
                               Participation - 3.0%
Aaa         AAA      $  500    The Harrisburg Authority
                               (Dauphin County,
                               Pennsylvania), Lease
                               Revenue Bonds, (FGIC),
                               6.25%, 6/1/01                 $  538,075
Aaa         AAA       1,000    Northumberland County
                               Authority, Pennsylvania,
                               Lease Revenue Bonds,
                               (MBIA), 6.50%, 10/15/01        1,101,810
Aaa         AAA         500    The Philadelphia Municipal
                               Authority, Justice Lease
                               Revenue Bonds, (MBIA),
                               6.40%, 11/15/98                  534,020
Aaa         AAA         810    The Philadelphia Municipal
                               Authority, Justice Lease
                               Revenue Bonds, (MBIA),
                               6.60%, 11/15/00                  890,757
                                                             -----------
                                                             $3,064,662
                                                             -----------
                               Insured Special Tax - 2.1%
Aaa         AAA      $2,070    Pennsylvania
                               Intergovernmental
                               Cooperation Authority,
                               (City of Philadelphia
                               Funding Program), (FGIC),
                               6.00%, 6/15/02                $2,225,374
                                                             -----------
                               Insured Transportation - 4.3%
Aaa         AAA      $4,250    Pennsylvania State
                               Turnpike Commisssion,
                               (AMBAC), 6.25%, 6/1/11        $4,427,778
                                                             -----------
                               Insured Water & Sewer - 1.7%
Aaa         AAA      $  700    Delaware County Industrial
                               Development Authority,
                               (Philadelphia Suburban
                               Water Conpany Project),
                               (FGIC), 5.95%, 6/1/02         $  743,722
Aaa         AAA       1,000    City of Philadelphia,
                               Pennsylvania, Water and
                               Wastewater Revenue Bonds,
                               (FSA), 4.875%, 6/15/01         1,012,570
                                                             -----------
                                                             $1,756,292
                                                             -----------
                               Solid Waste - 3.0%
Baa         A-       $  500    Greater Lebanon Refuse
                               Authority of Lebanon
                               County, Pennsylvania,
                               Solid Waste Revenue,
                               6.20%, 5/15/99                $  517,240
Baa         A-          500    Greater Lebanon Refuse
                               Authority of Lebanon
                               County, Pennsylvania,
                               Solid Waste Revenue,
                               6.20%, 11/15/99                  519,390
Baa         A-          300    Greater Lebanon Refuse
                               Authority of Lebanon
                               County, Pennsylvania,
                               Solid Waste Revenue,
                               6.40%, 5/15/00                   313,452
Baa         A-          500    Greater Lebanon Refuse
                               Authority of Lebanon
                               County, Pennsylvania,
                               Solid Waste Revenue,
                               6.40%, 11/15/00                  524,545
NR          NR        1,200    Pennsylvania Economic
                               Development Financing
                               Authority, (Resource
                               Recovery for Northampton),
                               6.75%, 1/1/07                  1,206,396
                                                             -----------
                                                             $3,081,023
                                                             -----------
                               Special Tax Revenue - 0.5%
Baa1        BBB+     $  250    Puerto Rico Infrastructure
                               Financing Authority,
                               Special Tax Revenue Bonds,
                               7.60%, 7/1/00                 $  273,703
NR          NR          250    Virgin Islands Public
                               Finance Authority, (V.I.
                               General Obligation/
                               Matching Fund Loan Notes),
                               6.70%, 10/1/99                   265,483
                                                             -----------
                                                             $  539,186
                                                             -----------
                               Transportation - 3.6%
Aa3         AA-      $2,550    Southeastern Pennsylvania
                               Transportation Authority,
                               LOC: Canadian Imperial
                               Bank of Commerce, 6.00%,
                               6/1/99                        $2,681,886

                         Tax-Exempt Investments - 100%
 Ratings (Unaudited)
---------------------------
                  Principal
         Standard    Amount
              &        (000
 Moody's   Poor's  omitted)             Security                   Value
--------     -----    ------    --------------------------   -----------
                               Transportation (continued)
AA3         AA-       1,000    Southeastern Pennsylvania
                               Transportation Authority,
                               LOC: Canadian Imperial
                               Bank of Commerce, 6.00%,
                               6/1/01                          1,063,860
                                                             -----------
                                                            $  3,745,746
                                                             -----------
                               Utility - 1.0%
NR          NR       $1,000    Virgin Island Water &
                               Power Authority, 7.40%,
                               7/1/11                       $  1,050,210
                                                             -----------
                               Water & Sewer - 1.7%
NR          AA       $1,600    Pennsylvania
                               Infrastructure Investment
                               Authority, (Pennvest Pool
                               Program), 6.45%, 9/1/04      $  1,764,684
                                                             -----------
                               Total tax-exempt
                               investments (identified
                               cost, $100,829,234)          $103,648,403
                                                             ===========


(1) When-issued security. At September 30, 1995, the Portfolio had sufficient cash and/or securities segregated as collateral for when-issued securities.

The Portfolio invests primarily in debt securities issued by Pennsylvania municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 36.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 0.5% to 16.7% of total investments.

                      See notes to financial statements

                  Virginia Limited Maturity Tax Free Portfolio
            Portfolio of Investments - September 30, 1995 (Unaudited)

                          Tax-Exempt Investments - 100%
 Ratings (Unaudited)
-------------------------------
                      Principal
           Standard      Amount
               &           (000
 Moody's     Poor's    omitted)             Security                Value
--------     -------    --------    --------------------------   --------
                                   Education - 3.3%
A1          AA-           $10      Virginia Commonwealth
                                   University, 4.80%, 5/1/02     $10,028
                                                                 --------
                                   Escrowed/Prerefunded - 19.8%
Aaa         AAA           $10      Prince William County,
                                   Virginia Water and Sewer,
                                   (FGIC), Prerefunded to
                                   7/1/02, 6.50%, 7/1/21         $11,129
Aaa         AAA            10      Roanoke Hospital, (MBIA),
                                   Prerefunded to 7/1/00,
                                   6.50%, 7/1/25                  10,867
Aa          AA             15      Virginia Public Schools,
                                   Prerefunded to 6/1/97,
                                   6.60%, 6/1/00                  15,687
Aaa         AAA            20      Winchester Medical Center,
                                   Prerefunded to 1/1/00,
                                   (AMBAC), 7.25%, 1/1/15         22,473
                                                                 --------
                                                                 $60,156
                                                                 --------
                                   General Obligations - 27.6%
Aaa         AAA           $10      Arlington, Virginia,
                                   5.00%, 6/1/05                 $10,199
A1          A+             10      Botetourt County,
                                   Virginia, 5.70%, 7/15/03       10,531
Aa          AA-             5      Hampton, Virginia, 5.85%,
                                   3/1/07                          5,085
A1          A              10      Montgomery County,
                                   Virginia, 6.25%, 11/1/97       10,458
Aa          AA-            15      Newport News, Virginia,
                                   6.20%, 12/1/01                 16,057
Baa1        A              10      Puerto Rico Public
                                   Building Authority, 6.10%,
                                   7/1/00                         10,623
Aaa         AAA            10      State of Virginia, 6.00%,
                                   6/1/01                         10,772
Aa          AA             10      Virginia Beach, Virginia,
                                   5.60%, 11/1/06                 10,215
                                                                 --------
                                                                 $83,940
                                                                 --------
                                   Hospitals - 6.9%
A           NR            $10      Petersburg, Virginia
                                   Hospital Authority, 6.00%,
                                   7/1/03                        $10,413
Aa          AA             10      Virginia Beach Development
                                   Authority, Sentara Bayside
                                   Hospital, 6.30%, 11/1/04       10,650
                                                                 --------
                                                                 $21,063
                                                                 --------
                                   Industrial Development Revenue - 10.8%
A1          A+            $10      Fairfax County, Virginia
                                   Economic Development
                                   Authority, Ogden Martin,
                                   (AMT), 7.30%, 2/1/11          $10,912
NR          A-             10      Fauquier County, Virginia
                                   Industrial Development
                                   Authority, 7.30%, 10/1/02      11,096
A1          NR             10      Louden County, Virginia
                                   Industrial Development
                                   Authority, 6.10%, 5/15/04      10,763
                                                                 --------
                                                                 $32,771
                                                                 --------
                                   Insured General Obligation - 3.5%
Aaa         AAA           $10      Frankiln County, Virginia,
                                   (FGIC), 6.00%, 7/15/07        $10,538
                                                                 --------
                                   Insured Lease Revenue/Certificates of
                                   Participation - 6.9%
Aaa         AAA           $10      Frederick County, Virginia
                                   COP, (MBIA), 5.85%,
                                   12/1/03                       $10,673
Aaa         AAA            10      Louden County, Virginia
                                   COP, (FSA), 5.90%, 3/1/00      10,420
                                                                 --------
                                                                 $21,093
                                                                 --------
                                   Insured Miscellaneous - 3.4%
Aaa         AAA           $10      Richmond Redevelopment and
                                   Housing Authority, Old
                                   Manchester Project,
                                   (CGIC), 5.70%, 3/1/01         $10,352
                                                                 --------
                                   Insured Transportation - 3.5%
Aaa         AAA           $10      Chesapeake Bay Bridge and
                                   Tunnel, (FGIC), 6.00,
                                   7/1/07                        $10,741
                                                                --------
                                   Lease Revenue/Certificate of
                                   Participation - 3.7%
Aa          AA            $10      Henrico County, Virginia
                                   Industrial development
                                   Authority, 6.50%, 8/1/06      $ 11,188
                                                                 --------
                                   Miscellaneous - 3.6%
Aa          AA            $10      Virginia Public Building
                                   Authority, 6.25%, 8/1/01      $ 10,914
                                                                 --------
                                   Water & Sewer - 7.0%
Aa          AA            $10      Chesterfield, Virginia
                                   Water and Sewer, 5.90%,
                                   11/1/02                       $ 10,604
A1          A+             10      Rivanna, Virginia Water
                                   and Sewer Authority,
                                   6.00%, 10/1/03                  10,696
                                                                 --------
                                                                 $ 21,300
                                                                 --------
                                   Total tax-exempt
                                   investments (identified
                                   cost $293,422)                $304,084
                                                                 ========

The Portfolio invests primarily in debt securities issued by Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1995, 17.3% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 3.4% to 7.0% of total investments.

                      See notes to financial statements

                      Limited Maturity Tax Free Portfolios
                              Financial Statements

                      Statements of Assets and Liabilities

                         September 30, 1995 (Unaudited)

                              Arizona     California   Connecticut      Florida    Massachusetts      Michigan
                              Limited      Limited       Limited        Limited        Limited        Limited
                             Portfolio    Portfolio     Portfolio      Portfolio      Portfolio      Portfolio
                              --------    ----------    ----------    -----------    -----------   ------------
Assets:
 Investments -
  Identified cost             $565,333   $66,519,577   $15,417,395   $134,625,228   $106,487,409    $24,819,371
  Unrealized appreciation       26,808     2,001,701       372,557      4,742,218      2,618,077      1,050,285
                                ------      --------      --------      ---------      ---------      ----------
 Total investments, at
   value (Note 1A)            $592,141   $68,521,278   $15,789,952   $139,367,446   $109,105,486    $25,869,656
 Cash                              103       150,948        11,199        717,672        459,999            485
 Receivable for
  investments sold                  --            --        55,000             --             --      1,079,040
 Interest receivable             9,781     1,199,741       271,044      3,327,349      1,757,622        582,448
 Receivable from the
   Investment Adviser
   (Note 2)                      9,385            --            --             --             --             --
 Deferred organization
  expenses (Note 1D)             3,638         3,908         3,640         10,895         10,579          4,933
                                ------      --------      --------      ---------      ---------      ----------
     Total assets             $615,048   $69,875,875   $16,130,835   $143,423,362    111,333,686     27,536,562
                                ------      --------      --------      ---------      ---------      ----------
Liabilities:
 Demand note payable (Note
  5)                          $     --   $        --   $        --   $         --   $         --    $   444,000
 Payable to affiliates -
  Trustees' fees                    --         1,397            43          2,590          1,908            426
  Custodian fees                    --            --            72          2,618          1,350            339
 Accrued expenses                1,590         1,507         1,125          2,693          2,338          1,272
                                ------      --------      --------      ---------      ---------      ----------
     Total liabilities        $  1,590   $     2,904   $     1,240   $      7,901   $      5,596    $   446,037
                                ------      --------      --------      ---------      ---------      ----------
Net Assets applicable to
  investors' interest in
  Portfolio                   $613,458   $69,872,971   $16,129,595   $143,415,461   $111,328,090    $27,090,525
                                ======      ========      ========      =========      =========      ==========

Sources of Net Assets:
 Net proceeds from capital
   contributions and
   withdrawals                $586,650   $67,871,270   $15,757,038   $138,673,243   $108,710,013    $26,040,240
 Unrealized appreciation
  of investments (computed
  on the basis of
  identified cost)              26,808     2,001,701       372,557      4,742,218      2,618,077      1,050,285
                                ------      --------      --------      ---------      ---------      ----------
     Total                    $613,458   $69,872,971   $16,129,595   $143,415,461   $111,328,090    $27,090,525
                                ======      ========      ========      =========      =========      ==========

                      See notes to financial statements

                      Statements of Assets and Liabilities

                         September 30, 1995 (Unaudited)

                                                                          North
                                         New Jersey      New York       Carolina         Ohio      Pennsylvania     Virginia
                                           Limited       Limited         Limited        Limited       Limited       Limited
                                          Portfolio     Portfolio       Portfolio      Portfolio     Portfolio     Portfolio
                                          ----------    -----------    ------------    ----------    -----------   ----------
Assets:
 Investments -
  Identified cost                       $83,167,449   $150,966,523      $229,029     $35,685,052   $100,829,234     $293,422
  Unrealized appreciation                 2,508,628      2,818,263         9,002       1,119,719      2,819,169       10,662
                                           --------      ---------      ----------      --------      ---------      --------
 Total investments, at value
  (Note 1A)                             $85,676,077   $153,784,786      $238,031     $36,804,771   $103,648,403     $304,084
 Cash                                           671        621,235        48,185         274,726        413,143        2,910
 Receivable for investments sold          4,425,566             --            --              --             --           --
 Interest receivable                      1,552,264      2,769,529         3,810         722,895      1,560,256        5,165
 Receivable from the Investment
   Adviser (Note 2)                              --             --         4,866              --             --        5,497
 Deferred organization expenses
   (Note 1D)                                  4,578          6,647         3,638           3,838          6,923        3,557
                                           --------      ---------      ----------      --------      ---------      --------
     Total assets                       $91,659,156   $157,182,197      $298,530     $37,806,230   $105,628,725     $321,213
                                           --------      ---------      ----------      --------      ---------      --------
Liabilities:
 Demand note payable (Note 5)           $   325,000   $         --      $     --     $        --   $         --     $     --
 Payable for investments purchased        1,819,085             --         9,968              --      2,113,655           --
 Payable to affiliates -
  Trustees' fees                              1,396          2,590            --             427          1,908           --
  Custodian fees                                 --          3,034            --              98             --           --
 Accrued expenses                             2,220          2,750         1,484           1,454          2,438        1,463
                                           --------      ---------      ----------      --------      ---------      --------
     Total liabilities                  $ 2,147,701   $      8,374      $ 11,452     $     1,979   $  2,118,001     $  1,463
                                           --------      ---------      ----------      --------      ---------      --------
Net Assets applicable to investors'
  interest in Portfolio                 $89,511,455   $157,173,823      $287,078     $37,804,251   $103,510,724     $319,750
                                           ========      =========      ==========      ========      =========      ========

Sources of Net Assets:
 Net proceeds from capital
   contributions and withdrawals        $87,002,827   $154,355,560      $278,076     $36,684,532   $100,691,555     $309,088
 Unrealized appreciation of
  investments (computed on the basis
  of identified cost)                     2,508,628      2,818,263         9,002       1,119,719      2,819,169       10,662
                                           --------      ---------      ----------      --------      ---------      --------
     Total                              $89,511,455   $157,173,823      $287,078     $37,804,251   $103,510,724     $319,750
                                           ========      =========      ==========      ========      =========      ========

                      See notes to financial statements

                            Statements of Operations

                 Six Months Ended September 30, 1995 (Unaudited)

                              Arizona    California  Connecticut     Florida   Massachusetts     Michigan
                              Limited      Limited      Limited      Limited       Limited       Limited
                             Portfolio    Portfolio    Portfolio    Portfolio     Portfolio     Portfolio
                              --------    ---------    ---------    ---------    -----------   ----------
Investment Income:
 Interest income (Note 1B)    $16,583    $2,055,893    $440,409    $4,047,304    $3,062,695     $  835,120
                                ------      -------      -------      -------      ---------      --------
 Expenses -
  Investment adviser fee
   (Note 2)                   $ 1,363    $  176,371    $ 38,380    $  351,182    $  265,896     $   69,945
  Compensation of Trustees
    not members of the
    Investment Adviser's
    organization                  264         3,529          98         6,248         4,693            971
  Custodian fees (Note 2)       1,793        19,955       5,833        39,730        27,475          9,006
  Printing and postage            124            --       1,002            --            --             --
  Legal and accounting
   services                     4,978        19,428      18,299        28,228        24,265         21,928
  Amortization of
   organization expenses
   (Note 1D)                      443           757       1,288         2,108         2,050          1,561
  Miscellaneous                 2,100        12,123       3,661        12,432         9,128          6,078
                                ------      -------      -------      -------      ---------      --------
   Total expenses             $11,065    $  232,163    $ 68,561    $  439,928    $  333,507     $  109,489
                                ------      -------      -------      -------      ---------      --------
  Deduct preliminary
    reduction of
    investment adviser fee
    (Note 2)                  $ 1,363    $       --    $ 35,286    $       --    $       --     $       --
  Deduct preliminary
    allocation of expenses
    to the Investment
    Adviser (Note 2)            9,385            --          --            --            --             --
  Deduct reduction of
    custodian fees (Note 2)       317        18,486       4,013        12,321        11,608          7,047
                                ------      -------      -------      -------      ---------      --------
    Total                     $11,065    $   18,486    $ 39,299    $   12,321    $   11,608     $    7,047
                                ------      -------      -------      -------      ---------      --------
     Net expenses             $    --    $  213,677    $ 29,262    $  427,607    $  321,899     $  102,442
                                ------      -------      -------      -------      ---------      --------
     Net investment income    $16,583    $1,842,216    $411,147    $3,619,697    $2,740,796     $  732,678
                                ------      -------      -------      -------      ---------      --------
Realized and Unrealized
  Gain (Loss) on
  Investments:
 Net realized gain (loss)
  -
  Investment transactions
    (identified cost basis)   $   262    $  258,229    $  9,950    $   (9,718)   $  (39,766)    $   89,569
  Financial futures
    contracts                  (6,079)     (392,888)    (77,970)     (785,149)     (575,026)      (155,939)
                                ------      -------      -------      -------      ---------      --------
   Net realized loss on
     investments              $(5,817)   $ (134,659)   $(68,020)   $ (794,867)   $ (614,792)    $  (66,370)
                                ------      -------      -------      -------      ---------      --------
 Change in unrealized
   appreciation -
  Investments                 $10,591    $1,393,879    $419,008    $3,885,734    $2,650,178     $  536,892
  Financial futures
    contracts                   3,400        69,703      13,600       142,806       100,304         27,201
                                ------      -------      -------      -------      ---------      --------
   Net unrealized
     appreciation of
     investments              $13,991    $1,463,582    $432,608    $4,028,540    $2,750,482     $  564,093
                                ------      -------      -------      -------      ---------      --------
    Net realized and
      unrealized gain on
      investments             $ 8,174    $1,328,923    $364,588    $3,233,673    $2,135,690     $  497,723
                                ------      -------      -------      -------      ---------      --------
     Net increase in net
      assets from
      operations              $24,757    $3,171,139    $775,735    $6,853,370    $4,876,486     $1,230,401
                                ======      =======      =======      =======      =========      ========

                      See notes to financial statements

                            Statements of Operations

                 Six Months Ended September 30, 1995 (Unaudited)

                                 New                       North
                               Jersey      New York       Carolina        Ohio     Pennsylvania     Virginia
                               Limited      Limited       Limited        Limited      Limited       Limited
                              Portfolio    Portfolio     Portfolio      Portfolio    Portfolio     Portfolio
                              ---------    ---------    ------------    ---------    ----------   ----------
Investment Income:
 Interest income (Note 1B)   $2,489,042   $4,335,568       $5,402      $1,090,834    $2,890,795     $ 6,690
                                -------      -------      ----------      -------      --------      --------
 Expenses -
  Investment adviser fee
    (Note 2)                 $  215,061   $  379,668       $  552      $   90,213    $  249,262     $   622
  Compensation of Trustees
    not members of the
    Investment Adviser's
    organization                  3,200        6,248           --             972         4,694          --
  Custodian fees (Note 2)        22,474       43,155        1,480          11,390        25,892       1,749
  Printing and postage               --           --          124              --            --         124
  Legal and accounting
   services                      24,128       28,628        2,328          21,928        24,128       2,328
  Bond pricing                       --           --           --              --            --       1,156
  Amortization of
   organization expenses
   (Note 1D)                        897        1,288          440           1,288         1,340         432
  Miscellaneous                   9,854       10,041          934           6,198        15,276         157
                                -------      -------      ----------      -------      --------      --------
   Total expenses            $  275,614   $  469,028       $5,858      $  131,989    $  320,592     $ 6,568
                                -------      -------      ----------      -------      --------      --------
  Deduct preliminary
    reduction of
      investment adviser
    fee (Note 2)             $       --   $       --       $  552      $       --    $       --     $   622
  Deduct preliminary
    allocation of expenses
    to the Investment
    Adviser (Note 2)                 --           --        4,866              --            --       5,497
  Deduct reduction of
    custodian fees (Note 2)      13,592       25,625          440           4,597        13,572         449
                                -------      -------      ----------      -------      --------      --------
    Total                    $   13,592   $   25,625       $5,858      $    4,597    $   13,572     $ 6,568
                                -------      -------      ----------      -------      --------      --------
     Net expenses            $  262,022   $  443,403       $   --      $  127,392    $  307,020     $    --
                                -------      -------      ----------      -------      --------      --------
     Net investment income   $2,227,020   $3,892,165       $5,402      $  963,442    $2,583,775     $ 6,690
                                -------      -------      ----------      -------      --------      --------
Realized and Unrealized
  Gain (Loss) on
  Investments:
 Net realized gain (loss) -
  Investment transactions
    (identified cost
    basis)                   $  (24,897)  $  268,341       $   --      $  231,074    $ (314,525)    $    --
  Financial futures
    contracts                  (467,818)    (834,507)          --        (198,591)     (545,788)         --
                                -------      -------      ----------      -------      --------      --------
   Net realized gain
     (loss) on investments   $ (492,715)  $ (566,166)      $   --      $   32,483    $ (860,313)    $    --
                                -------      -------      ----------      -------      --------      --------
 Change in unrealized
   appreciation -
  Investments                $1,825,460   $3,600,346       $4,208      $  592,873    $2,650,194     $ 4,319
  Financial futures
    contracts                    81,604      147,906           --          32,301        95,204          --
                                -------      -------      ----------      -------      --------      --------
   Net unrealized
     appreciation of
     investments             $1,907,064   $3,748,252       $4,208      $  625,174    $2,745,398     $ 4,319
                                -------      -------      ----------      -------      --------      --------
    Net realized and
      unrealized gain on
      investments            $1,414,349   $3,182,086       $4,208      $  657,657    $1,885,085     $ 4,319
                                -------      -------      ----------      -------      --------      --------
     Net increase in net
       assets from
       operations            $3,641,369   $7,074,251       $9,610      $1,621,099    $4,468,860     $11,009
                                =======      =======      ==========      =======      ========      ========

                      See notes to financial statements

                      Statements of Changes in Net Assets

                 Six Months Ended September 30, 1995 (Unaudited)

                       Arizona     California     Connecticut       Florida      Massachusetts      Michigan
                       Limited       Limited        Limited         Limited         Limited         Limited
                      Portfolio     Portfolio      Portfolio       Portfolio       Portfolio       Portfolio
                       --------    ------------    -----------    ------------    ------------   -------------
Increase
  (Decrease) in
  Net Assets:
 From operations -
  Net investment
   income             $ 16,583    $  1,842,216    $   411,147    $  3,619,697    $  2,740,796     $   732,678
  Net realized
   loss on
   investments          (5,817)       (134,659)       (68,020)       (794,867)       (614,792)        (66,370)
  Change in
  unrealized
    appreciation of
    investments         13,991       1,463,582        432,608       4,028,540       2,750,482         564,093
                         ------      ----------      ---------      ----------      ----------      -----------
   Net increase in
     net assets
     from
     operations       $ 24,757    $  3,171,139    $   775,735    $  6,853,370    $  4,876,486     $ 1,230,401
                         ------      ----------      ---------      ----------      ----------      -----------
 Capital
  transactions -
  Contributions       $ 66,575    $  1,290,241    $   601,391    $  4,437,740    $  2,320,808     $   520,163
  Withdrawals          (68,330)    (16,932,134)    (2,563,149)    (32,454,564)    (14,988,746      (7,858,055)
                         ------      ----------      ---------      ----------      ----------      -----------
   Decrease in net
     assets
     resulting from
     capital
     transactions     $ (1,755)   $(15,641,893)   $(1,961,758)   $(28,016,824)   $(12,667,938)    $(7,337,892)
                         ------      ----------      ---------      ----------      ----------      -----------
    Total increase
      (decrease) in
      net assets      $ 23,002    $(12,470,754)   $(1,186,023)   $(21,163,454)   $ (7,791,452)    $(6,107,491)
Net Assets:
 At beginning of
  period               590,456      82,343,725     17,315,618     164,578,915     119,119,542      33,198,016
                         ------      ----------      ---------      ----------      ----------      -----------
 At end of period     $613,458    $ 69,872,971    $16,129,595    $143,415,461    $111,328,909     $27,090,525
                         ======      ==========      =========      ==========      ==========      ===========

                      See notes to financial statements

                      Statements of Changes in Net Assets

                 Six Months Ended September 30, 1995 (Unaudited)

                                                                 North
                               New Jersey       New York        Carolina         Ohio        Pennsylvania     Virginia
                                Limited         Limited         Limited         Limited        Limited        Limited
                               Portfolio       Portfolio       Portfolio       Portfolio      Portfolio      Portfolio
                              ------------    ------------    ------------    -----------    ------------   ----------
Increase (Decrease) in
  Net Assets:
  From operations -
   Net investment income      $  2,227,020    $  3,892,165      $  5,402      $   963,442    $  2,583,775     $  6,690
   Net realized gain
    (loss) on investments         (492,715)       (566,166)           --           32,483        (860,313)          --
  Change in unrealized
    appreciation of
     investments                 1,907,064       3,748,252         4,208          625,174       2,745,398        4,319
                                ----------      ----------      ----------      ---------      ----------      --------
    Net increase in net
      assets from
      operations              $  3,641,369    $  7,074,251      $  9,610      $ 1,621,099    $  4,468,860     $ 11,009
                                ----------      ----------      ----------      ---------      ----------      --------
 Capital transactions -
  Contributions               $  1,142,131    $  5,054,457      $ 55,196      $   818,313    $  2,639,124     $101,077
  Withdrawals                  (12,551,720)    (28,587,309)      (13,487)      (4,070,535)    (17,203,305)     (12,964)
                                ----------      ----------      ----------      ---------      ----------      --------
   Increase (decrease) in
     net assets resulting
     from capital
     transactions             $(11,409,589)   $(23,532,852)     $ 41,709      $(3,252,222)   $(14,564,181)    $ 88,113
                                ----------      ----------      ----------      ---------      ----------      --------
    Total increase
      (decrease) in net
      assets                  $ (7,768,220)   $(16,458,601)     $ 51,319      $(1,631,123)   $(10,095,321)    $ 99,122
Net Assets:
 At beginning of period         97,279,675     173,632,424       235,759       39,435,374     113,606,045      220,628
                                ----------      ----------      ----------      ---------      ----------      --------
 At end of period             $ 89,511,455    $157,173,823      $287,078      $37,804,251    $103,510,724     $319,750
                                ==========      ==========      ==========      =========      ==========      ========

                      See notes to financial statements

                      Statements of Changes in Net Assets

                          Year Ended March 31, 1995

                       Arizona      California     Connecticut      Florida     Massachusetts      Michigan
                       Limited        Limited        Limited        Limited        Limited         Limited
                      Portfolio*     Portfolio      Portfolio      Portfolio      Portfolio       Portfolio
                       ---------    ------------    ----------    ------------    -----------   -------------
Increase
  (Decrease) in Net
  Assets:
 From operations -
  Net investment
   income              $  8,686    $  4,317,764    $   874,089   $  8,483,858    $  5,912,832    $  1,731,146
  Net realized
   loss on
   investments              (10)     (3,541,623)      (562,025)    (4,072,437)     (2,100,952)     (1,889,732)
  Net unrealized
   appreciation of
   investments           12,817       2,987,188        573,926      5,067,690       2,792,609       1,913,469
                         -------      ----------      --------      ----------      ---------      -----------
   Net increase in
    net assets from
    operations         $ 21,493    $  3,763,329    $   885,990   $  9,479,111    $  6,604,489    $  1,754,883
                         -------      ----------      --------      ----------      ---------      -----------

 Capital
  transactions -
  Contributions        $477,295    $ 14,449,584    $ 4,383,626   $ 29,535,670    $ 17,263,223    $  8,180,397
  Withdrawals            (8,342)    (31,573,058)    (4,720,895)   (60,412,518)    (24,520,587)    (12,345,746)
                         -------      ----------      --------      ----------      ---------      -----------
   Increase
   (decrease) in
   net assets
   resulting from
   capital
   transactions        $468,953    $(17,123,474)   $  (337,269)  $(30,876,848)   $ (7,257,364)   $ (4,165,349)
                         -------      ----------      --------      ----------      ---------      -----------
    Total increase
      (decrease) in
      net assets       $490,446    $(13,360,145)   $   548,721   $(21,397,737)   $   (652,875)   $ (2,410,466)

Net Assets:
 At beginning of
  year                  100,010      95,703,870     16,766,897    185,976,652     119,772,417      35,608,482
                         -------      ----------      --------      ----------      ---------      -----------
 At end of year        $590,456    $ 82,343,725    $17,315,618   $164,578,915    $119,119,542    $ 33,198,016
                         =======      ==========      ========      ==========      =========      ===========

* For the period from the start of business, November 3, 1994, to March 31, 1995.

                      Statements of Changes in Net Assets

                          Year Ended March 31, 1995

                                                          North
                       New Jersey       New York        Carolina         Ohio       Pennsylvania       Virginia
                         Limited         Limited         Limited        Limited        Limited         Limited
                        Portfolio       Portfolio      Portfolio**     Portfolio      Portfolio      Portfolio***
                       ------------    ------------    ------------    ----------    ------------   -------------
Increase
  (Decrease) in Net
  Assets:
 From operations -
  Net investment
   income             $  4,840,639    $  8,821,606      $  2,582      $ 1,988,159   $  5,762,059       $  3,160
  Net realized
   gain (loss) on
   investments          (2,432,985)     (2,970,287)           14       (1,848,899)    (1,989,932)            (6)
  Net unrealized
   appreciation of
   investments           2,933,058       3,317,903         4,794        1,939,481      2,563,670          6,343
                         ----------      ----------      ----------      --------      ----------      -----------
   Net increase in
   net assets from
   operations         $  5,340,712    $  9,169,222      $  7,390      $ 2,078,741   $  6,335,797       $  9,497
                         ----------      ----------      ----------      --------      ----------      -----------

 Capital
  transactions -
  Contributions       $ 13,706,598    $ 23,864,886      $184,597      $ 8,548,567   $ 15,664,244       $144,732
  Withdrawals          (24,715,358)    (43,169,334)      (56,238)      (9,169,484)   (32,013,516)       (33,611)
                         ----------      ----------      ----------      --------      ----------      -----------
   Increase
     (decrease) in
     net assets
     resulting from
     capital
     transactions     $(11,008,760)   $(19,304,448)     $128,359      $  (620,917)  $(16,349,272)      $111,121
                         ----------      ----------      ----------      --------      ----------      -----------
    Total increase
      (decrease) in
      net assets      $ (5,668,048)   $(10,135,226)     $135,749      $ 1,457,824   $(10,013,475)      $120,618

Net Assets:
 At beginning of
  year                 102,947,723     183,767,650       100,010       37,977,550    123,619,520        100,010
                         ----------      ----------      ----------      --------      ----------      -----------
 At end of year       $ 97,279,675    $173,632,424      $235,759      $39,435,374   $113,606,045       $220,628
                         ==========      ==========      ==========      ========      ==========      ===========

 ** For the period from the start of business, November 28, 1994, to March
    31, 1995.
*** For the period from the start of business, November 11, 1994, to March
    31, 1995.

                               Supplementary Data

                                Arizona Limited Portfolio            California Limited Portfolio
                             ---------------------------------   -------------------------------------
                              Six Months                           Six Months
                                 Ended                                Ended
                             September 30,                        September 30,      Year Ended March
                                 1995           Period Ended          1995                 31,
                                                 March 31,
                              (unaudited)         1995***          (unaudited)       1995      1994**
                             ---------------    --------------    ---------------    ------   --------
Ratios (As a percentage
  of average daily net
  assets)++:
 Net expenses                      0.10%+            0.00%+              0.60%+       0.53%       0.46%+
 Net investment income             5.40%+            4.60%+              4.80%+       4.72%       4.50%+
Portfolio Turnover                   14%                1%                  8%          56%          6%
Net Assets, end of
  period (000 omitted)             $613               590             $69,873      $82,344     $95,704

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
 Expenses                          3.60%+            1.31%+                                       0.52%+
 Net investment income             1.90%+            3.29%+                                       4.44%+

                                Connecticut Limited Portfolio              Florida Limited Portfolio
                              ----------------------------------   ---------------------------------------
                                Six Months                            Six Months
                                  Ended                                  Ended
                              September 30,     Year Ended March     September 30,
                                   1995               31,                1995          Year Ended March 31,
                               (unaudited)       1995     1994*       (unaudited)       1995       1994**
                              --------------    ------    ------    ---------------    -------   ---------
Ratios (As a percentage of
  average daily net
  assets)++:
 Net expenses                     0.39%+       0.17%       0.00%+        0.57%+        0.52%        0.49%+
 Net investment income            4.87%+       4.95%       4.53%+        4.71%+        4.73%        4.53%+
Portfolio Turnover                  25%          73%         39%            3%           44%           8%
Net Assets, end of period
  (000 omitted)                $16,130      $17,316     $16,767      $143,415      $164,579     $185,977

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
 Expenses                         0.81%+       0.67%      0.62%+
 Net investment income            4.45%+       4.45%      3.92%+

  + Annualized.
  * For the period from the start of business, April 16, 1993, to March 31, 1994.
 ** For the period from the start of business, May 3, 1993, to March 31,
    1994.
*** For the period from the start of business, November 3, 1994, to March 31, 1995.

                               Supplementary Data

                                 Massachusetts Limited Portfolio            Michigan Limited Portfolio
                              -------------------------------------   -------------------------------------
                                Six Months                               Six Months
                                   Ended                                    Ended
                               September 30,      Year Ended March      September 30,      Year Ended March
                                   1995                 31,                 1995                 31,
                                (unaudited)       1995      1994**       (unaudited)       1995      1994*
                              ---------------    -------    -------    ---------------    ------   --------
Ratios (As a percentage of
  average daily
  net assets)++:
 Net expenses                      0.57%+        0.54%        0.52%+       0.73%+       0.48%       0.00%+
 Net investment income             4.70%+        4.90%        4.57%+       4.91%+       4.88%       4.62%+
Portfolio Turnover                    4%          46%            8%          17%         111%         30%
Net Assets, end of period
  (000 omitted)                $111,328     $119,120      $119,772       $27,091     $33,198     $35,608
++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
  average daily net
  assets):
 Expenses                                                                               0.59%       0.54%+
 Net investment income                                                                  4.77%       4.08%+

                                 New Jersey Limited Portfolio              New York Limited Portfolio
                              -----------------------------------   ---------------------------------------
                                Six Months                             Six Months
                                  Ended                                   Ended
                              September 30,     Year Ended March      September 30,
                                   1995                31,                1995          Year Ended March 31,
                               (unaudited)       1995     1994**       (unaudited)       1995       1994**
                              --------------    ------    -------    ---------------    -------   ---------
Ratios (As a percentage of
  average daily
  net assets):
 Net expenses                      0.59%+       0.54%        0.54%+        0.56%+        0.52%        0.47%+
 Net investment income             4.74%+       4.73%        4.53%+        4.65%+        4.79%        4.50%+
Portfolio Turnover                   17%          44%          10%           12%           31%           5%
Net Assets, end of period
  (000 omitted)                 $89,511      $97,280     $102,948      $157,174      $173,632     $183,768

  + Annualized.
  * For the period from the start of business, April 16, 1993, to March 31, 1994.
 ** For the period from the start of business, May 3, 1993, to March 31, 1994.

                               Supplementary Data

                              North Carolina Limited Portfolio            Ohio Limited Portfolio
                              ---------------------------------   -------------------------------------
                                Six Months                           Six Months
                                   Ended                                Ended
                               September 30,                        September 30,      Year Ended March
                                   1995           Period Ended          1995                 31,
                                                   March 31,
                                (unaudited)         1995+++          (unaudited)       1995      1994*
                              ---------------    --------------    ---------------    ------   --------
Ratios (As a percentage of
  average daily net
  assets)++:
 Net expenses                     0.32%+            0.00%+              0.68%+       0.46%       0.00%+
 Net investment income            3.96%+            3.98%+              5.00%+       4.96%       4.68%+
Portfolio Turnover                   0%               21%                 33%         120%         33%
Net Assets, end of period
  (000 omitted)                   $287              $236             $37,804      $39,435     $37,978

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
  average daily net
  assets):
 Expenses                        4.29%+            2.09%+                           0.58%       0.54%+
 Net investment income           0.01%+            1.89%+                           4.84%       4.14%+

                                 Pennsylvania Limited Portfolio           Virginia Limited Portfolio
                              ------------------------------------   -----------------------------------
                                Six Months                              Six Months
                                  Ended                                    Ended
                              September 30,      Year Ended March      September 30,
                                   1995                31,                 1995            Period Ended
                                                                                            March 31,
                               (unaudited)       1995      1994**       (unaudited)          1995***
                              --------------    -------    -------    ---------------   ----------------
Ratios (As a percentage of
  average daily net
  assets)++:
 Net expenses                      0.59%+        0.53%        0.50%+      0.30%+             0.00%+
 Net investment income             4.74%+        4.77%        4.59%+      4.50%+             4.69%+
Portfolio Turnover                   11%           39%          12%          0%                33%
Net Assets, end of period
  (000 omitted)                $103,511      $113,606     $123,620        $320               $221

++ The operating expenses of the Portfolios may reflect a reduction of the investment adviser fee and an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of
  average daily net
  assets):
 Expenses                                                                 4.42%+             2.17%+
 Net investment income                                                    0.38%+             2.52%+

  + Annualized.
  * For the period from the start of business, April 16, 1993, to March 31, 1994.
 ** For the period from the start of business, May 3, 1993, to March 31,
    1994.
*** For the period from the start of business, November 11, 1994, to March
    31, 1995.
+++ For the period from the start of business, November 28, 1994, to March
    31, 1995.

                         Notes to Financial Statements
                                   (Unaudited)

(1) Significant Accounting Policies

Arizona Limited Maturity Tax Free Portfolio (Arizona Limited Portfolio), California Limited Maturity Tax Free Portfolio (California Limited Portfolio), Connecticut Limited Maturity Tax Free Portfolio (Connecticut Limited Portfolio), Florida Limited Maturity Tax Free Portfolio (Florida Limited Portfolio), Massachusetts Limited Maturity Tax Free Portfolio (Massachusetts Limited Portfolio), Michigan Limited Maturity Tax Free Portfolio (Michigan Limited Portfolio), New Jersey Limited Maturity Tax Free Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Tax Free Portfolio (New York Limited Portfolio), North Carolina Limited Maturity Tax Free Portfolio (North Carolina Limited Portfolio), Ohio Limited Maturity Tax Free Portfolio (Ohio Limited Portfolio), Pennsylvania Limited Maturity Tax Free Portfolio (Pennsylvania Limited Portfolio), and Virginia Limited Maturity Tax Free Portfolio (Virginia Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

A. Investment Valuations - Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. Income - Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. Income Taxes - The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. Deferred Organization Expenses - Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years beginning on the date each Portfolio commenced operations.

E. Financial Futures Contracts - Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

F. When-issued and Delayed Delivery Transactions - The Portfolios may engage in When-issued and Delayed Delivery Transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on settlement date.

G. Other - Investment transactions are accounted for on a trade date basis.

H. Interim Financial Information - The interim financial statements relating to September 30, 1995 and for the six-month period then ended have not been audited by independent certified public accountants, but in opinion of the Portfolio's management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

(2) Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the six months ended September 30, 1995, each Portfolio paid advisory fees as follows:

                                      Six Months Ended
                                     September 30, 1995
                                  ------------------------
                                               Effective
Portfolio                         Amount         Rate*
 ------------------------------    ------   --------------
Arizona Limited                  $  1,363        0.44%
California Limited                176,371        0.46%
Connecticut Limited                38,380        0.46%
Florida Limited                   351,182        0.46%
Massachusetts Limited             265,896        0.46%
Michigan Limited                   69,945        0.47%
New Jersey Limited                215,061        0.46%
New York Limited                  379,668        0.45%
North Carolina Limited                552        0.40%
Ohio Limited                       90,213        0.47%
Pennsylvania Limited              249,262        0.46%
Virginia Limited                      622        0.42%

To enhance the net income of the Arizona Limited Portfolio, Connecticut Limited Portfolio, North Carolina Limited Portfolio, and Virginia Limited Portfolio, BMR made a reduction of its fees in the amounts of $1,363, $35,286, $552 and $622, respectively, for the six months ended September 30, 1995. In addition, $9,385, $4,866 and $5,497 of expenses related to the operation of the Arizona Limited Portfolio, North Carolina Limited Portfolio, and Virginia Limited Portfolio were allocated, on a preliminary basis, to BMR for the six months ended September 30, 1995.

Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Investors Bank & Trust Company (IBT), an affiliate of EVM and BMR, serves as custodian of the Portfolios. Pursuant to the custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. For the six months ended September 30, 1995, credits used to reduce custodian fees amounted to $317, $18,486, $4,013, $12,321, $11,608, $7,047, $13,592, $25,625, $440, $4,597, $13,572 and $449
for the Arizona Limited Portfolio, California Limited Portfolio, Connecticut Limited Portfolio, Florida Limited Portfolio, Massachusetts Limited Portfolio, Michigan Limited Portfolio, New Jersey Limited Portfolio, New York Limited Portfolio, North Carolina Limited Portfolio, Ohio Limited Portfolio, Pennsylvania Limited Portfolio and Virginia Limited Portfolio, respectively. Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the six months ended September 30, 1995, no significant amounts have been deferred.

* Advisory fees paid as a percentage of average daily net assets
  (annualized).

(3) Investments

Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the six months ended September 30, 1995 were as follows:

               Arizona    California  Connecticut      Florida   Massachusetts      Michigan
               Limited      Limited      Limited       Limited       Limited        Limited
             Portfolio     Portfolio    Portfolio     Portfolio     Portfolio      Portfolio
               --------    ----------    ---------    ----------    -----------   ------------
Purchases     $120,818   $ 6,607,831   $4,125,355   $ 5,162,750    $ 4,003,173    $ 4,897,812
Sales           84,339    17,509,328    5,470,573    29,275,564     13,451,271     11,525,334

                                              North
              New Jersey     New York       Carolina         Ohio     Pennsylvania     Virginia
                Limited       Limited        Limited        Limited       Limited      Limited
               Portfolio     Portfolio      Portfolio      Portfolio     Portfolio    Portfolio
               ----------    ----------    ------------    ----------    ----------   ----------
Purchases    $15,200,880   $18,971,165       $82,924     $12,407,753   $11,758,908     $120,417
Sales         25,889,803    34,910,838            --      14,670,529    22,905,817           --

(4) Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at September 30, 1995, as computed on a federal income tax basis, are as follows:

                       Arizona    California    Connecticut     Florida     Massachusetts     Michigan
                       Limited      Limited       Limited       Limited        Limited         Limited
                      Portfolio    Portfolio     Portfolio     Portfolio      Portfolio       Portfolio
                       --------    ----------    ----------    -----------    -----------   ------------
Aggregate cost        $565,333    $66,519,577   $15,417,395   $134,625,228   $106,487,409    $24,819,371
                         ======      ========      ========      =========      =========      ==========
Gross unrealized
  appreciation        $ 26,808    $ 2,135,020   $   408,314   $  4,948,721   $  2,684,696    $ 1,053,224
Gross unrealized
  depreciation               -        133,319        35,757        206,503         66,619          2,939
                         ------      --------      --------      ---------      ---------      ----------
 Net unrealized
  appreciation        $ 26,808    $ 2,001,701   $   372,557   $  4,742,218   $  2,618,077    $ 1,050,285
                         ======      ========      ========      =========      =========      ==========

                                                       North
                      New Jersey      New York       Carolina         Ohio       Pennsylvania    Virginia
                        Limited       Limited         Limited        Limited       Limited        Limited
                       Portfolio     Portfolio       Portfolio      Portfolio     Portfolio      Portfolio
                       ----------    -----------    ------------    ----------    -----------   ----------
Aggregate cost        $83,167,449   $150,966,523     $229,029      $35,685,052   $100,829,234    $293,422
                         ========      =========      ==========      ========      =========      ========
Gross unrealized
  appreciation        $ 2,594,969   $  3,131,891     $  9,169      $ 1,130,783   $  2,972,292    $ 10,874
Gross unrealized
  depreciation             86,341        313,628          167           11,064        153,123         212
                         --------      ---------      ----------      --------      ---------      --------
 Net unrealized
  appreciation        $ 2,508,628   $  2,818,263     $  9,002      $ 1,119,719   $  2,819,169    $ 10,662
                         ========      =========      ==========      ========      =========      ========

(5) Line of Credit

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Portfolios solely to facilitate the handling of unusual and/or unanticipated short- term cash requirements. Interest is charged to each Portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds and portfolios at the end of each quarter. The Portfolios did not have any significant borrowings or allocated fees during the period.

(6) Financial Instruments

The Portfolios regularly trade in financial instruments with off- balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. The Portfolios had no such obligations outstanding at September 30, 1995.

Investment Management

Funds

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President, Trustee

Robert B. MacIntosh
Vice President

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspaper of
New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of
Investment Banking, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President and Director,
United Asset Management Corporation

John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser
and Consultant

Portfolios

Officers

Thomas J. Fetter
President

James B. Hawkes
Vice President, Trustee

Robert B. MacIntosh
Vice President

William H. Ahern, Jr.
Vice President and Portfolio Manager of
Connecticut, Michigan, New Jersey, North
Carolina, Ohio and Virginia Limited Maturity
Tax-Free Portfolios

Raymond E. Hender
Vice President and Portfolio Manager of
Arizona, California, Florida, Massachusetts,
New York, and Pennsylvania Limited
Maturity Tax Free Portfolios

James L. O'Connor
Treasurer

Thomas Otis
Secretary

Independent Trustees

Donald R. Dwight
President, Dwight Partners, Inc.
Chairman, Newspaper of
New England, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of
Investment Banking, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President and Director,
United Asset Management Corporation
John L. Thorndike
Director, Fiduciary Company Incorporated

Jack L. Treynor
Investment Adviser
and Consultant

Investment Adviser of Limited Maturity Tax Free Portfolios

Boston Management and Research
24 Federal Street
Boston, MA 02110

Administrator of EV Marathon Limited Maturity Tax Free Funds

Eaton Vance Management
24 Federal Street
Boston, MA 02110

Principal Underwriter

Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

Custodian

Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

Transfer Agent

The Shareholder Services Group, Inc.
BOS725
P.O. Box 1559
Boston, MA 02104

  This report must be preceded or accompanied by a current prospectus which contains more complete information on the Funds, including distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                         Eaton Vance Investment Trust
                              24 Federal Street
                               Boston, MA 02110

                                                                   M-12LTFCSRC